UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the determination of reasonable risk as determined by AllianceBernstein L.P. (the “Adviser”). The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between US and non-US markets. The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/- 5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio’s equity component toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio. In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across US and non-US issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of US companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/- 5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring US or non-US issuers are compelling, the range may expand to 10% of the Portfolio.

The Portfolio’s debt securities will primarily be investment-grade debt securities (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, lower-rated securities (“junk bonds”). The Portfolio will not invest more than 25% of its net assets in securities rated at the time of purchase below investment grade, which are, securities rated BB or lower by S&P or Ba or lower by Moody’s, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser.

The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its balanced benchmark, a 60% / 40% blend of the S&P 500 Stock Index and the Barclays Capital US Aggregate Bond Index, for the one- and five-year periods ended December 31, 2010 and since the Portfolio’s inception on July 1, 2004.

For the annual reporting period ended December 31, 2010, the Portfolio underperformed its benchmark, driven mostly by its US equity components, primarily the US large cap growth component. Stock selection in the financial services and health care sectors served as the primary reasons for the US large cap growth component lagging its benchmark for 2010. Meanwhile, the fixed-income component’s sector allocations—especially its overweights in high-yield, investment-grade corporates and commercial mortgage-backed securities and its underweights in Treasuries and residential mortgage-backed securities were the biggest positive contributors to performance.

Despite this underperformance, a strong tailwind from both the REIT and equity underlying components led to a performance premium in the second half of 2010. All underlying components had positive absolute performance for the annual reporting period. Leading the way were REITs and large cap value stocks. Despite the positive absolute returns, only the fixed income component outperformed its benchmark.

AllianceBernstein Variable Products Series Fund

During the reporting period, the Portfolio entered into future contracts for non-hedging purposes. The Portfolio utilized index futures to equitize cash and these detracted slightly from performance. The Portfolio utilized currency forwards for hedging and non-hedging purposes, and this had no material impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Equity markets finished 2010 with strong gains, markets which were delivered entirely in the second half. While market rose in the first quarter, they plunged in the second on fears that the European sovereign-bond crisis, regulatory reforms and China’s credit tightening would lead to a double-dip recession. The European Central Bank’s deal with Greece fueled a July rally, and US Federal Reserve Chairman Ben Bernanke’s late-August announcement of plans to inject liquidity set off another rally in September. The start of the Fed’s bond-buying program, the US tax package and reassuring economic data boosted the markets in December. Government bond yields rose and credit sectors outperformed in the fourth quarter, reflecting increased optimism and declining risk aversion in the wake of better-than-expected macroeconomic data.

Improving economic and earnings fundamentals are likely to boost equity market returns again in 2011. The Multi-Asset Solution Team (the “Team”) also sees large outperformance potential in high-growth stocks, which haven’t traded at such a low premium in decades, and in attractively valued stocks, which are unusually high quality. The Portfolio’s underlying components are provocatively positioned to capture these opportunities. The Portfolio’s value teams have taken decisive actions to position their portfolios to capture the large upside potential they see in undervalued companies with strong free cash flows, while also seeking opportunities across industries and regions by focusing on dislocations induced by the recession. The growth teams remain focused on finding companies with sustainable, superior earnings growth potential, and have focused their holdings on companies having strong market share, strong pricing power and high reinvestment rates, as well as those that are gaining from strong secular growth trends. Lastly, the fixed-income team continues to take risk primarily through its overweight in US investment-grade corporates. They believe the sector offers relatively attractive valuations along with strong fundamentals and should allow them to capture the upside of continued economic recovery. They have modestly shortened the fixed income component’s duration to help protect against the effect of rising interest rates.

As always, the Team remains focused on the Portfolio’s long-term strategy: combining low correlation asset classes, blending growth and value investment styles, globalizing its holdings and ensuring the Portfolio is aligned with the its strategic asset allocation targets over time through a disciplined rebalancing process.

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index and the unmanaged Barclays Capital US Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Barclays Capital US Aggregate Bond Index represents the performance of securities within the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. Small and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others Investments in real estate can decline due to a variety of factors affecting the real estate market, such as economic conditions, mortgage rates and availability. REITs may have additional risks due to limited diversification and the impact of tax law changes. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years*	Since Inception**
AllianceBernstein Balanced Wealth Strategy Portfolio Class A†	10.61%	3.06%	4.52%
AllianceBernstein Balanced Wealth Strategy Portfolio Class B†	10.30%	2.78%	4.24%
60% S&P 500 Stock Index / 40% Barclays Capital US Aggregate Bond Index	12.13%	4.08%	4.75%
S&P 500 Stock Index	15.06%	2.29%	3.78%
Barclays Capital US Aggregate Bond Index	6.54%	5.80%	5.43%
* Average annual returns.
** Since inception of the Portfolio’s Class A and Class B shares on 7/1/04. Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2010 by 0.03%. For additional information regarding the impact of class action settlement proceeds on Portfolio performance, please see the Financial Highlights section of this report on pages 39 and 40.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.69% and 0.95% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

7/1/04* – 12/31/10

* Since inception of the Portfolio’s Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Portfolio Class A shares (from 7/1/04* to 12/31/10) as compared to the performance of the Portfolio’s balanced benchmark (60% S&P 500 Stock Index / 40% Barclays Capital US Aggregate Bond Index), as well as the individual components of the balanced benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,161.95	$3.71	0.68%
Hypothetical (5% return before expenses)	$1,000	$1,158.86	$5.06	0.68%

Class B
Actual	$1,000	$1,021.78	$3.47	0.93%
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74	0.93%

* Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$47,324,324	8.1%
Federal National Mortgage Association	40,933,907	7.0
JPMorgan Chase & Co.	10,833,007	1.8
Apple, Inc.	7,859,174	1.3
Goldman Sachs Group, Inc. (The)	6,743,291	1.1
Federal Farm Credit Bank	5,697,923	1.0
Google, Inc.—Class A	5,678,353	1.0
Schlumberger Ltd.	5,607,442	1.0
Dow Chemical Co. (The)	4,198,174	0.7
Wells Fargo & Co.	4,118,571	0.7

	$138,994,166	23.7%

SECURITY TYPE BREAKDOWN**

December 31, 2010 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$376,509,058	64.3%
Corporates—Investment Grades	55,372,870	9.5
Governments—Treasuries	47,324,324	8.1
Mortgage Pass-Thru’s	29,349,510	5.0
Agencies	21,208,745	3.6
Commercial Mortgage-Backed Securities	18,263,132	3.1
Corporates—Non-Investment Grades	6,068,920	1.0
Asset-Backed Securities	2,671,024	0.5
Governments—Sovereign Bonds	2,093,967	0.4
Governments—Sovereign Agencies	2,056,957	0.3
Inflation-Linked Securities	1,847,564	0.3
Quasi-Sovereigns	1,280,369	0.2
Preferred Stocks	933,773	0.2
Short-Term Investments	19,526,488	3.3
Other***	1,186,639	0.2

Total Investments	$585,693,340	100.0%

*	Long-term investments.

**	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

***	“Other” represents less than 0.1% weightings in the following security types: CMOs, Emerging Markets—Corporate Bonds, Local Governments—Municipal Bonds and Warrants.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–64.1%
FINANCIALS–18.4%
CAPITAL MARKETS–1.5%
Blackstone Group LP	103,675	$1,467,001
Goldman Sachs Group, Inc. (The)	34,950	5,877,192
Man Group PLC	140,433	651,175
Morgan Stanley	41,000	1,115,610

		9,110,978

COMMERCIAL BANKS–2.7%
Banco do Brasil SA	20,500	388,018
Bank of Baroda	6,800	136,384
Bank of China Ltd.	441,100	233,105
Barclays PLC	120,000	495,948
BB&T Corp.	31,600	830,764
BNP Paribas	9,053	576,551
Comerica, Inc.	15,600	658,944
Danske Bank A/S(a)	11,629	298,230
DnB NOR ASA	11,500	161,782
Fifth Third Bancorp	78,400	1,150,912
Hana Financial Group, Inc.	10,900	414,846
Itau Unibanco Holding SA (ADR)	9,900	237,699
KB Financial Group, Inc.(a)	8,745	459,938
KBC Groep NV(a)	7,549	257,214
Lloyds Banking Group PLC(a)	228,000	235,365
Mitsubishi UFJ Financial Group, Inc.	39,000	210,293
National Australia Bank Ltd.	31,200	756,960
National Bank of Canada	5,100	351,455
PNC Financial Services Group, Inc.	10,400	631,488
Societe Generale	13,029	701,044
Standard Chartered PLC	39,259	1,059,826
Sumitomo Mitsui Financial Group, Inc.	13,300	470,915
Turkiye Garanti Bankasi AS	37,300	188,380
Turkiye Vakiflar Bankasi Tao–Class D	61,400	154,909
UniCredit SpA	283,195	587,106
Wells Fargo & Co.	132,900	4,118,571

		15,766,647

CONSUMER FINANCE–0.3%
Capital One Financial Corp.	23,400	995,904
ORIX Corp.	5,030	492,815

		1,488,719

DIVERSIFIED FINANCIAL SERVICES–2.4%
Bank of America Corp.	38,300	510,922
BM&F Bovespa SA	31,900	252,318
Challenger Financial Services Group Ltd.	33,100	159,351
Citigroup, Inc.(a)	187,900	888,767
CME Group, Inc.–Class A	5,425	1,745,494
Hong Kong Exchanges and Clearing Ltd.	1,300	29,474
IG Group Holdings PLC	56,452	450,558
JPMorgan Chase & Co.	236,117	10,016,083

		14,052,967

Company	Shares	U.S. $ Value

INSURANCE–1.4%
ACE Ltd.	5,000	$311,250
Admiral Group PLC	46,989	1,111,408
AIA Group Ltd.(a)	170,200	478,447
Allianz SE	7,800	926,755
Allstate Corp. (The)	9,500	302,860
AON Corp.	11,200	515,312
Aviva PLC	73,000	448,723
Berkshire Hathaway, Inc.(a)	10,700	857,177
Chubb Corp.	6,400	381,696
Muenchener Rueckversicherungs AG (MunichRe)	3,700	560,378
Old Mutual PLC	124,327	239,419
Prudential PLC	75,000	783,543
Travelers Cos., Inc. (The)	23,300	1,298,043

		8,215,011

REAL ESTATE INVESTMENT TRUSTS (REITS)–6.0%
Allied Properties Real Estate Investment Trust	21,000	454,933
AMB Property Corp.	14,211	450,631
Ascendas Real Estate Investment Trust	366,000	590,603
Big Yellow Group PLC	59,980	328,102
BioMed Realty Trust, Inc.	24,100	449,465
Boston Properties, Inc.	6,437	554,226
BRE Properties, Inc.	12,750	554,625
British Land Co. PLC	124,109	1,018,751
Camden Property Trust	18,700	1,009,426
Canadian Real Estate Investment Trust	4,900	153,017
CapitaMall Trust	102,340	155,652
CBL & Associates Properties, Inc.	16,600	290,500
Chartwell Seniors Housing Real Estate Investment Trust	49,400	406,408
Colonial Properties Trust	17,400	314,070
Cominar Real Estate Investment Trust	16,603	347,823
Corio NV	4,625	296,964
Corporate Office Properties Trust	8,100	283,095
Developers Diversified Realty Corp.	28,293	398,648
Dexus Property Group	487,800	396,537
DiamondRock Hospitality Co.(a)	47,956	575,472
Digital Realty Trust, Inc.	12,300	633,942
Douglas Emmett, Inc.	24,326	403,812
Dundee Real Estate Investment Trust	6,800	206,537
Entertainment Properties Trust	18,050	834,812
Equity Residential	24,600	1,277,970
Essex Property Trust, Inc.	3,900	445,458
Eurocommercial Properties N.V.	7,664	353,434
Extra Space Storage, Inc.	32,600	567,240
First Potomac Realty Trust	16,877	283,871
General Growth Properties, Inc.	31,494	487,527
Goodman Group	520,750	346,082
Great Portland Estates PLC	75,200	423,825

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

H&R Real Estate Investment Trust	14,366	$280,732
HCP, Inc.	32,000	1,177,280
Health Care REIT, Inc.	20,000	952,800
Hersha Hospitality Trust	43,728	288,605
Home Properties, Inc.	8,100	449,469
ING Office Fund	862,000	489,440
InnVest Real Estate Investment Trust	63,600	431,761
Japan Retail Fund Investment Corp.	294	562,229
Kimco Realty Corp.	33,592	606,000
Klepierre	32,852	1,186,530
LaSalle Hotel Properties	10,900	287,760
Link REIT (The)	87,000	270,130
Mid-America Apartment Communities, Inc.	12,050	765,054
Morguard Real Estate Investment Trust	11,856	175,402
National Health Investors, Inc.	4,083	183,817
Nationwide Health Properties, Inc.	10,700	389,266
Orix JREIT, Inc.	24	156,026
Primaris Retail Real Estate Investment Trust	14,883	292,481
ProLogis	53,146	767,428
Public Storage	7,150	725,153
RioCan Real Estate Investment Trust (New York)(b)	1,400	30,977
RioCan Real Estate Investment Trust (Toronto)	13,114	290,162
Simon Property Group, Inc.	24,065	2,394,227
Stockland	194,380	716,000
Sunstone Hotel Investors, Inc.(a)	60,505	625,017
Tanger Factory Outlet Centers	6,100	312,259
Taubman Centers, Inc.	7,900	398,792
UDR, Inc.	22,200	522,144
Unibail-Rodamco SE	6,776	1,341,627
Weingarten Realty Investors	14,475	343,926
Wereldhave NV	3,300	322,548
Westfield Group	170,649	1,671,558
Westfield Retail Trust(a)	170,649	448,567

		35,148,625

REAL ESTATE MANAGEMENT & DEVELOPMENT–4.0%
Beni Stabili SpA	154,500	131,141
BR Malls Participacoes SA	69,100	711,813
Brookfield Properties Corp.	24,125	422,911
CapitaLand Ltd.	320,000	925,603
CapitaMalls Asia Ltd.	340,000	514,161
Castellum AB	43,645	594,305
CB Richard Ellis Group, Inc.–Class A(a)	16,900	346,112
Cheung Kong Holdings Ltd.	44,000	677,539
China Overseas Land & Investment Ltd.	216,000	399,889
Coresite Realty Corp.	19,700	268,708

Company	Shares	U.S. $ Value

Evergrande Real Estate Group Ltd.	1,543,000	$753,623
Forest City Enterprises, Inc.(a)	17,822	297,449
Global Logistic Properties Ltd.(a)	189,000	318,105
Great Eagle Holdings Ltd.	99,000	308,064
Hang Lung Group Ltd.	69,000	454,229
Hang Lung Properties Ltd.	309,000	1,436,326
Hongkong Land Holdings Ltd.	128,000	923,950
Hysan Development Co., Ltd.	73,000	344,435
Jones Lang LaSalle, Inc.	4,100	344,072
Kerry Properties Ltd.	181,631	940,956
KWG Property Holding Ltd.	421,000	324,848
Lend Lease Group	83,993	741,627
Mitsubishi Estate Co., Ltd.	62,000	1,145,835
Mitsui Fudosan Co., Ltd.	122,100	2,426,564
Multiplan Empreendimentos Imobiliarios SA	26,787	595,446
New World Development Ltd.	579,972	1,089,633
Savills PLC	78,255	470,349
Sponda OYJ	12,511	64,957
Sumitomo Realty & Development Co., Ltd.	32,000	761,268
Sun Hung Kai Properties Ltd.	191,700	3,168,291
Swire Pacific Ltd.	27,500	451,826
UOL Group Ltd.	141,000	522,438
Wing Tai Holdings Ltd.	439,000	578,766

		23,455,239

THRIFTS & MORTGAGE FINANCE–0.1%
Housing Development Finance Corp.	32,500	528,089
New York Community Bancorp, Inc.	7,800	147,030

		675,119

		107,913,305

CONSUMER DISCRETIONARY–9.5%
AUTO COMPONENTS–0.8%
GKN PLC	124,100	430,756
Johnson Controls, Inc.	52,200	1,994,040
Lear Corp.(a)	7,400	730,454
Magna International, Inc.–Class A	6,500	339,349
NGK Spark Plug Co., Ltd.	21,000	320,915
Sumitomo Rubber Industries Ltd.	11,500	119,617
TRW Automotive Holdings Corp.(a)	15,000	790,500

		4,725,631

AUTOMOBILES–0.8%
Ford Motor Co.(a)	168,100	2,822,399
General Motors Co.(a)	8,100	298,566
Nissan Motor Co., Ltd.	51,600	488,128
Renault SA(a)	8,800	512,265
Toyota Motor Corp.	18,300	720,442

		4,841,800

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

DISTRIBUTORS–0.3%
Inchcape PLC(a)	23,660	$131,966
Li & Fung Ltd.	320,000	1,871,056

		2,003,022

HOTELS, RESTAURANTS & LEISURE–1.2%
Carnival Corp.	31,200	1,438,632
Hyatt Hotels Corp.(a)	8,770	401,315
Intercontinental Hotels Group PLC	30,100	587,974
Kosmopolito Hotels International Ltd.(a)	457,000	108,770
Royal Caribbean Cruises Ltd.(a)	14,700	690,900
Shangri-La Asia Ltd.	208,000	564,261
Starbucks Corp.	55,500	1,783,215
Thomas Cook Group PLC	43,000	127,286
TUI Travel PLC	28,600	110,217
Whitbread PLC	20,200	565,239
Wyndham Worldwide Corp.	18,500	554,260

		6,932,069

HOUSEHOLD DURABLES–0.8%
Fortune Brands, Inc.	8,900	536,225
Garmin Ltd.	26,000	805,740
LG Electronics, Inc.(a)	3,120	323,671
NVR, Inc.(a)	1,200	829,224
Rossi Residencial SA	58,400	520,323
Sharp Corp.	45,000	461,784
Sony Corp.	13,600	486,399
Stanley Black & Decker, Inc.	9,800	655,326

		4,618,692

INTERNET & CATALOG RETAIL–0.3%
Amazon.com, Inc.(a)	7,975	1,435,500
NetFlix, Inc.(a)	900	158,130
Rakuten, Inc.	120	100,422

		1,694,052

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.	6,300	67,529

MEDIA–2.5%
Cablevision Systems Corp.	12,400	419,616
Comcast Corp.–Class A	105,600	2,320,032
DIRECTV(a)	22,900	914,397
Gannett Co., Inc.	42,600	642,834
Informa PLC	22,900	145,967
Interpublic Group of Cos., Inc. (The)(a)	51,500	546,930
Jupiter Telecommunications Co., Ltd.	226	237,093
Lagardere SCA	2,900	119,565
News Corp.–Class A	192,000	2,795,520
Publicis Groupe SA	6,880	359,005
Time Warner Cable, Inc.–Class A	24,500	1,617,735
Time Warner, Inc.	32,500	1,045,525
Viacom, Inc.–Class B	22,600	895,186
Vivendi SA	22,210	600,147
Walt Disney Co. (The)	49,232	1,846,692

		14,506,244

Company	Shares	U.S. $ Value

MULTILINE RETAIL–0.8%
Don Quijote Co., Ltd.	6,400	$194,739
Kohl’s Corp.(a)	56,640	3,077,818
Macy’s, Inc.	28,500	721,050
Marks & Spencer Group PLC	28,558	164,680
PPR	1,000	159,211
Target Corp.	7,660	460,596

		4,778,094

SPECIALTY RETAIL–1.9%
Esprit Holdings Ltd.	82,800	392,807
Fast Retailing Co., Ltd.	3,000	475,864
Foot Locker, Inc.	39,100	767,142
Gap, Inc. (The)	54,100	1,197,774
Hennes & Mauritz AB–Class B	43,400	1,445,440
Inditex SA	12,330	922,938
Limited Brands, Inc.	41,900	1,287,587
Lowe’s Cos., Inc.	90,300	2,264,724
Office Depot, Inc.(a)	83,900	453,060
Ross Stores, Inc.	14,100	891,825
TJX Cos., Inc.	10,600	470,534
Yamada Denki Co., Ltd.	9,290	632,010

		11,201,705

TEXTILES, APPAREL & LUXURY GOODS–0.1%
Cie Financiere Richemont SA	12,600	740,928
Yue Yuen Industrial Holdings Ltd.	9,000	32,317

		773,245

		56,142,083

INFORMATION TECHNOLOGY–7.6%
COMMUNICATIONS EQUIPMENT–0.5%
Cisco Systems, Inc.(a)	120,450	2,436,703
Motorola, Inc.(a)	76,600	694,762

		3,131,465

COMPUTERS & PERIPHERALS–2.6%
Apple, Inc.(a)	24,365	7,859,174
Compal Electronics, Inc.	859	1,138
Dell, Inc.(a)	126,700	1,716,785
EMC Corp.(a)	122,914	2,814,731
Hewlett-Packard Co.	27,000	1,136,700
Logitech International SA(a)	63,989	1,216,749
Toshiba Corp.	61,000	331,064

		15,076,341

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
AU Optronics Corp.(a)	537,310	558,598
Corning, Inc.	27,900	539,028
Tyco Electronics Ltd.	28,400	1,005,360

		2,102,986

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INTERNET SOFTWARE & SERVICES–1.2%
AOL, Inc.(a)	5,084	$120,542
Google, Inc.–Class A(a)	9,560	5,678,353
Telecity Group PLC(a)	100,718	740,957
Yahoo! Japan Corp.	1,986	767,644

		7,307,496

IT SERVICES–0.4%
Accenture PLC	29,017	1,407,034
Amadeus IT Holding SA(a)	13,085	274,984
Cap Gemini SA	11,100	518,917

		2,200,935

OFFICE ELECTRONICS–0.0%
Konica Minolta Holdings, Inc.	22,000	227,378

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.1%
Broadcom Corp.–Class A	39,008	1,698,799
Intel Corp.	64,155	1,349,180
Marvell Technology Group Ltd.(a)	66,800	1,239,140
NVIDIA Corp.(a)	56,500	870,100
Powertech Technology, Inc.	29,000	96,410
Samsung Electronics Co., Ltd.	1,040	868,541
Samsung Electronics Co., Ltd. (Preference Shares)	200	114,162

		6,236,332

SOFTWARE–1.4%
Citrix Systems, Inc.(a)	25,700	1,758,137
Intuit, Inc.(a)	9,700	478,210
Microsoft Corp.	51,700	1,443,464
Nintendo Co., Ltd.	900	262,756
Oracle Corp.	100,600	3,148,780
Rovi Corp.(a)	8,000	496,080
SAP AG	9,700	494,722
Temenos Group AG(a)	6,840	284,360

		8,366,509

		44,649,442

ENERGY–6.4%
ENERGY EQUIPMENT & SERVICES–1.9%
AMEC PLC	52,833	950,151
Cameron International Corp.(a)	20,750	1,052,648
Cie Generale de Geophysique-Veritas(a)	8,000	244,216
Ensco PLC (Sponsored ADR)	21,800	1,163,684
Petrofac Ltd.	47,600	1,182,723
Petroleum Geo-Services ASA(a)	14,750	231,859
Saipem SpA	12,300	607,286
Schlumberger Ltd.	67,155	5,607,442
Technip SA	5,500	508,381

		11,548,390

OIL, GAS & CONSUMABLE FUELS–4.5%
Afren PLC(a)	219,800	506,800

Company	Shares	U.S. $ Value

BP PLC	143,200	$1,055,524
Chevron Corp.	13,400	1,222,750
China Petroleum & Chemical Corp.–Class H	146,000	139,691
ConocoPhillips	24,600	1,675,260
Devon Energy Corp.	21,300	1,672,263
ENI SpA	20,300	444,921
EOG Resources, Inc.	15,435	1,410,913
Forest Oil Corp.(a)	28,300	1,074,551
Gazprom OAO (Sponsored ADR)	22,900	582,576
Hess Corp.	16,400	1,255,256
JX Holdings, Inc.	57,500	389,104
KazMunaiGas Exploration Production (GDR)(b)	7,350	145,751
LUKOIL OAO (London) (Sponsored ADR)	3,900	223,158
Marathon Oil Corp.	39,500	1,462,685
Newfield Exploration Co.(a)	16,800	1,211,448
Nexen, Inc. (New York)	46,200	1,057,980
Nexen, Inc. (Toronto)	20,393	467,626
Noble Energy, Inc.	27,900	2,401,632
Occidental Petroleum Corp.	18,600	1,824,660
Penn West Energy Trust	14,856	356,197
Petroleo Brasileiro SA (Sponsored ADR)	24,000	820,080
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	33,904	1,123,434
Southern Union Co.	17,000	409,190
Southwestern Energy Co.(a)	45,100	1,688,093
Suncor Energy, Inc. (New York)	18,100	693,049
Suncor Energy, Inc. (Toronto)	27,736	1,067,820

		26,382,412

		37,930,802

INDUSTRIALS–6.2%
AEROSPACE & DEFENSE–1.1%
BAE Systems PLC	103,000	530,534
Goodrich Corp.	18,600	1,638,102
Honeywell International, Inc.	27,900	1,483,164
Northrop Grumman Corp.	31,200	2,021,136
Raytheon Co.	16,900	783,146

		6,456,082

AIR FREIGHT & LOGISTICS–0.6%
Kuehne & Nagel International AG	2,100	292,170
United Parcel Service, Inc.–Class B	43,400	3,149,972

		3,442,142

AIRLINES–0.2%
Delta Air Lines, Inc.(a)	85,700	1,079,820

BUILDING PRODUCTS–0.1%
Asahi Glass Co., Ltd.	40,000	465,193

COMMERCIAL SERVICES & SUPPLIES–0.3%
Aggreko PLC	18,900	437,339
G4S PLC	55,800	221,359

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Serco Group PLC	126,400	$1,097,284

		1,755,982

CONSTRUCTION & ENGINEERING–0.2%
Bouygues SA	19,033	821,432
Larsen & Toubro Ltd.	5,500	243,267

		1,064,699

ELECTRICAL EQUIPMENT–0.6%
Bharat Heavy Electricals Ltd.	4,590	239,493
Cooper Industries PLC	40,400	2,354,916
Furukawa Electric Co., Ltd.	43,000	192,433
Sumitomo Electric Industries Ltd.	33,400	461,560
Vestas Wind Systems A/S(a)	11,505	364,367

		3,612,769

INDUSTRIAL CONGLOMERATES–0.5%
Bidvest Group Ltd.	12,329	293,416
General Electric Co.	110,200	2,015,558
Textron, Inc.	17,300	408,972

		2,717,946

MACHINERY–1.9%
Danaher Corp.	55,700	2,627,369
Deere & Co.	22,730	1,887,726
Eaton Corp.	10,600	1,076,006
Fanuc Corp.	3,200	489,140
Flowserve Corp.	9,323	1,111,488
Ingersoll-Rand PLC	25,700	1,210,213
Jain Irrigation Systems Ltd.	45,986	216,538
Komatsu Ltd.	16,300	490,579
Parker Hannifin Corp.	15,200	1,311,760
SPX Corp.	1,900	135,831
Terex Corp.(a)	17,300	536,992

		11,093,642

PROFESSIONAL SERVICES–0.3%
Capita Group PLC (The)	128,600	1,398,599
Experian PLC	20,800	259,069
Intertek Group PLC	6,648	183,816

		1,841,484

ROAD & RAIL–0.1%
DSV A/S	11,025	244,390
East Japan Railway Co.	3,400	220,623
Firstgroup PLC	29,300	182,305
Nippon Express Co., Ltd.	49,000	220,053

		867,371

TRADING COMPANIES & DISTRIBUTORS–0.2%
ITOCHU Corp.	22,800	229,727
Mitsubishi Corp.	20,600	555,205
Mitsui & Co., Ltd.	28,900	475,518

		1,260,450

Company	Shares	U.S. $ Value

TRANSPORTATION INFRASTRUCTURE–0.1%
China Merchants Holdings International Co., Ltd.	132,000	$521,060

		36,178,640

HEALTH CARE–5.0%
BIOTECHNOLOGY–1.0%
Amgen, Inc.(a)	16,800	922,320
Celgene Corp.(a)	21,353	1,262,817
Gilead Sciences, Inc.(a)	90,185	3,268,304
Vertex Pharmaceuticals, Inc.(a)	20,900	732,127

		6,185,568

HEALTH CARE EQUIPMENT & SUPPLIES–0.7%
Alcon, Inc.	24,571	4,014,901
Covidien PLC	2,500	114,150

		4,129,051

HEALTH CARE PROVIDERS & SERVICES–0.5%
Express Scripts, Inc.–Class A(a)	30,000	1,621,500
Health Net, Inc.(a)	15,100	412,079
UnitedHealth Group, Inc.	20,100	725,811

		2,759,390

PHARMACEUTICALS–2.8%
Allergan, Inc.	15,800	1,084,986
Aspen Pharmacare Holdings Ltd.(a)	17,330	242,286
AstraZeneca PLC	27,500	1,253,303
AstraZeneca PLC (Sponsored ADR)	35,500	1,639,745
Bayer AG	9,200	681,967
Johnson & Johnson	59,600	3,686,260
Merck & Co., Inc.	8,800	317,152
Novartis AG	15,834	932,077
Pfizer, Inc.	208,500	3,650,835
Sanofi-Aventis SA	6,500	416,717
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	44,473	2,318,377

		16,223,705

		29,297,714

MATERIALS–4.0%
CHEMICALS–2.0%
Agrium, Inc. (New York)	9,600	880,800
Agrium, Inc. (Toronto)	4,400	404,908
Air Water, Inc.	14,000	178,308
Arkema SA	4,200	302,873
CF Industries Holdings, Inc.	4,400	594,660
Clariant AG(a)	8,500	172,230
Dow Chemical Co. (The)	95,700	3,267,198
Huabao International Holdings Ltd.	124,000	204,074
Incitec Pivot Ltd.	46,000	186,484
Israel Chemicals Ltd.	94,100	1,611,626
K&S AG	21,300	1,605,416
Koninklijke DSM NV	5,851	333,522

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Monsanto Co.	17,522	$1,220,232
Potash Corp. of Saskatchewan, Inc.	6,900	1,068,327

		12,030,658

CONSTRUCTION MATERIALS–0.1%
CRH PLC (London)	34,660	723,142

METALS & MINING–1.9%
Agnico-Eagle Mines Ltd.	7,900	605,930
Alcoa, Inc.	75,600	1,163,484
BHP Billiton Ltd.	11,100	516,162
BHP Billiton PLC	15,156	609,755
Cliffs Natural Resources, Inc.	11,700	912,717
Commercial Metals Co.	32,200	534,198
Freeport-McMoRan Copper & Gold, Inc.	6,480	778,183
JFE Holdings, Inc.	14,100	488,879
Lundin Mining Corp.(a)	15,100	110,254
Reliance Steel & Aluminum Co.	3,800	194,180
Rio Tinto Ltd.	14,100	1,234,695
Rio Tinto PLC	14,900	1,062,099
Tata Steel Ltd.	15,800	240,312
ThyssenKrupp AG	11,500	477,763
Vale SA (Sponsored ADR) (Local Preference Shares)	31,400	948,908
Vale SA (Sponsored ADR)–Class B	17,600	608,432
Xstrata PLC	18,060	427,955

		10,913,906

		23,667,706

CONSUMER STAPLES–3.9%
BEVERAGES–0.5%
Anheuser-Busch InBev NV	18,904	1,080,152
Asahi Breweries Ltd.	16,500	318,460
Constellation Brands, Inc.–Class A(a)	41,500	919,225
Dr Pepper Snapple Group, Inc.	3,100	108,996
PepsiCo, Inc.	3,450	225,389

		2,652,222

FOOD & STAPLES RETAILING–1.0%
Aeon Co., Ltd.	9,700	121,039
Costco Wholesale Corp.	11,650	841,247
Delhaize Group SA	8,237	609,150
Koninklijke Ahold NV	27,100	357,995
Kroger Co. (The)	50,400	1,126,944
Olam International Ltd.	244,000	597,588
Safeway, Inc.	43,500	978,315
Tesco PLC	177,117	1,174,473

		5,806,751

FOOD PRODUCTS–0.8%
Archer-Daniels-Midland Co.	18,300	550,464
Bunge Ltd.	16,300	1,067,976
Chaoda Modern Agriculture Holdings Ltd.	88,000	66,219
China Green Holdings Ltd.	237,000	231,621

Company	Shares	U.S. $ Value

ConAgra Foods, Inc.	30,200	$681,916
JM Smucker Co. (The)	2,100	137,865
Sara Lee Corp.	58,600	1,026,086
Smithfield Foods, Inc.(a)	52,000	1,072,760

		4,834,907

HOUSEHOLD PRODUCTS–0.7%
Kimberly-Clark Corp.	14,900	939,296
Procter & Gamble Co. (The)	30,800	1,981,364
Reckitt Benckiser Group PLC	22,504	1,238,058

		4,158,718

TOBACCO–0.9%
Altria Group, Inc.	48,500	1,194,070
British American Tobacco PLC	27,009	1,038,933
Imperial Tobacco Group PLC	49,900	1,533,915
Japan Tobacco, Inc.	447	1,650,579

		5,417,497

		22,870,095

TELECOMMUNICATION SERVICES–1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.3%
AT&T, Inc.	107,000	3,143,660
CenturyLink, Inc.	22,400	1,034,208
France Telecom SA	24,400	510,587
Nippon Telegraph & Telephone Corp.	15,600	710,389
Telecom Italia SpA (ordinary shares)	428,500	555,956
Telecom Italia SpA (savings shares)	148,800	161,952
Telenor ASA	2,967	48,348
Verizon Communications, Inc.	33,300	1,191,474

		7,356,574

WIRELESS TELECOMMUNICATION SERVICES–0.4%
KDDI Corp.	49	282,570
Vodafone Group PLC	398,653	1,046,525
Vodafone Group PLC (Sponsored ADR)	40,200	1,062,486

		2,391,581

		9,748,155

UTILITIES–1.4%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	15,000	539,700
E.ON AG	26,826	819,229
EDF SA	10,400	427,100
Edison International	21,100	814,460
NV Energy, Inc.	45,100	633,655
Tokyo Electric Power Co., Inc. (The)	24,600	599,811

		3,833,955

AllianceBernstein Variable Products Series Fund

Company		Shares	U.S. $ Value

GAS UTILITIES–0.2%
Atmos Energy Corp.		10,800	$336,960
Tokyo Gas Co., Ltd.		33,000	146,132
UGI Corp.		20,200	637,916

			1,121,008

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
Constellation Energy Group, Inc.		27,400	839,262

MULTI-UTILITIES–0.4%
Ameren Corp.		13,300	374,927
CenterPoint Energy, Inc.		40,800	641,376
CMS Energy Corp.		32,600	606,360
NiSource, Inc.		39,400	694,228

			2,316,891

			8,111,116

Total Common Stocks (cost $312,858,326)			376,509,058

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–9.4%
INDUSTRIAL–4.5%
BASIC–0.7%
Alcoa, Inc 6.75%, 7/15/18	U.S.$	145	157,991
Anglo American Capital PLC 9.375%, 4/08/19(b)		350	470,797
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		290	301,600
ArcelorMittal 6.125%, 6/01/18		330	351,611
ArcelorMittal USA, Inc. 6.50%, 4/15/14		105	114,419
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		203	241,884
Dow Chemical Co. (The)
7.375%, 11/01/29		15	18,032
7.60%, 5/15/14		195	224,911
8.55%, 5/15/19		549	688,033
Eastman Chemical Co. 5.50%, 11/15/19		58	61,026
International Paper Co.
5.30%, 4/01/15		219	235,903
7.50%, 8/15/21		150	177,174
7.95%, 6/15/18		190	226,093

Company	Principal Amount (000)		U.S. $ Value

Packaging Corp. of America 5.75%, 8/01/13	U.S.$	30	$32,172
PPG Industries, Inc. 5.75%, 3/15/13		250	271,339
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		345	402,216
Teck Resources Ltd. 6.00%, 8/15/40		30	31,719
Vale Inco Ltd. 7.75%, 5/15/12		80	85,789

			4,092,709

CAPITAL GOODS–0.2%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)		40	41,538
Lafarge SA 6.15%, 7/15/11		172	176,486
Owens Corning 6.50%, 12/01/16		178	188,524
Republic Services, Inc.
5.25%, 11/15/21		165	173,890
5.50%, 9/15/19		233	254,095
Tyco International Finance SA 8.50%, 1/15/19		140	179,198
Vulcan Materials Co. 5.60%, 11/30/12		90	95,155

			1,108,886

COMMUNICATIONS– MEDIA–0.6%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)		175	192,994
CBS Corp. 8.875%, 5/15/19		330	415,167
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		180	249,045
Comcast Corp. 5.50%, 3/15/11		275	277,684
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
4.75%, 10/01/14		155	165,193
6.375%, 6/15/15		40	41,350
News America Holdings, Inc. 9.25%, 2/01/13		144	165,959
News America, Inc. 6.55%, 3/15/33		250	265,780
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		140	177,995
RR Donnelley & Sons Co.
4.95%, 4/01/14		25	25,614
5.50%, 5/15/15		120	122,645
11.25%, 2/01/19		190	237,787
Time Warner Cable, Inc.
5.00%, 2/01/20		200	205,828
7.50%, 4/01/14		145	166,287

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Time Warner Entertainment Co. LP 8.375%, 3/15/23	U.S.$	311	$390,498
WPP Finance UK
5.875%, 6/15/14		150	162,064
8.00%, 9/15/14		350	402,656

			3,664,546

COMMUNICATIONS– TELECOMMUNI- CATIONS–0.7%
America Movil SAB de CV 5.00%, 3/30/20		475	493,738
American Tower Corp. 5.05%, 9/01/20		380	373,705
AT&T Corp. 8.00%, 11/15/31		15	18,853
BellSouth Corp. 5.20%, 9/15/14		94	102,618
British Telecommunications PLC 5.15%, 1/15/13		720	766,550
Embarq Corp. 7.082%, 6/01/16		658	727,687
Qwest Corp. 7.50%, 10/01/14		295	330,400
7.875%, 9/01/11		265	272,950
Telecom Italia Capital SA 6.00%, 9/30/34		65	53,938
6.175%, 6/18/14		305	324,358
6.375%, 11/15/33		60	51,498
7.175%, 6/18/19		170	181,889
Telus Corp. 8.00%, 6/01/11		25	25,682
United States Cellular Corp. 6.70%, 12/15/33		250	242,841
Vodafone Group PLC 5.50%, 6/15/11		220	224,790
7.875%, 2/15/30		100	124,425

			4,315,922

CONSUMER CYCLICAL– AUTOMOTIVE–0.2%
Daimler Finance North America LLC 5.75%, 9/08/11		135	139,493
7.30%, 1/15/12		166	176,372
7.75%, 1/18/11		62	62,142
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		341	358,363
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(b)		346	359,263
Volvo Treasury AB 5.95%, 4/01/15(b)		305	331,288

			1,426,921

Company	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL–ENTERTAINMENT–0.2%
Time Warner, Inc. 7.625%, 4/15/31	U.S.$	345	$419,411
Turner Broadcasting System, Inc. 8.375%, 7/01/13		225	258,500
Viacom, Inc. 5.625%, 9/15/19		390	433,315

			1,111,226

CONSUMER CYCLICAL– OTHER–0.1%
Marriott International, Inc. Series J 5.625%, 2/15/13		216	231,658
MDC Holdings, Inc. 5.50%, 5/15/13		140	146,760
Toll Brothers Finance Corp. 6.875%, 11/15/12		11	11,651

			390,069

CONSUMER CYCLICAL–RETAILERS–0.1%
CVS Caremark Corp. 6.125%, 8/15/16		100	113,458
6.60%, 3/15/19		195	228,320

			341,778

CONSUMER NON-CYCLICAL–0.6%
Ahold Finance USA LLC 6.875%, 5/01/29		420	467,952
Altria Group, Inc. 9.70%, 11/10/18		210	277,037
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		69	71,173
5.875%, 5/15/13		180	192,706
8.50%, 6/15/19		153	179,397
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)		260	281,769
Delhaize Group SA 5.875%, 2/01/14		105	115,874
Diageo Capital PLC 7.375%, 1/15/14		265	306,902
Fortune Brands, Inc. 3.00%, 6/01/12		280	284,199
4.875%, 12/01/13		201	210,014
Kraft Foods, Inc. 5.25%, 10/01/13		179	195,683
6.25%, 6/01/12		122	130,507
Kroger Co. (The) 6.80%, 12/15/18		79	92,019
Newell Rubbermaid, Inc. 5.50%, 4/15/13		175	188,300
Reynolds American, Inc. 7.25%, 6/01/13		150	166,900
7.625%, 6/01/16		250	290,556

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Safeway, Inc. 6.50%, 3/01/11	U.S.$	15	$15,117
Whirlpool Corp. 8.60%, 5/01/14		45	51,889

			3,517,994

ENERGY–0.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16		417	447,979
6.45%, 9/15/36		109	108,715
Baker Hughes, Inc. 6.50%, 11/15/13		150	170,712
Canadian Natural Resources Ltd. 5.15%, 2/01/13		100	107,771
ConocoPhillips Holding Co. 6.95%, 4/15/29		66	81,114
Hess Corp. 7.875%, 10/01/29		80	100,402
8.125%, 2/15/19		100	126,337
Marathon Oil Corp. 7.50%, 2/15/19		136	168,903
Nabors Industries, Inc. 9.25%, 1/15/19		315	390,344
Noble Energy, Inc. 8.25%, 3/01/19		303	378,625
Noble Holding International Ltd. 4.90%, 8/01/20		36	37,242
Valero Energy Corp. 4.75%, 6/15/13		80	85,258
6.125%, 2/01/20		125	132,758
6.875%, 4/15/12		290	308,612
Weatherford International Ltd. 5.15%, 3/15/13		125	132,592
9.625%, 3/01/19		285	365,708
Williams Cos., Inc. (The) 7.875%, 9/01/21		159	187,674

			3,330,746

OTHER INDUSTRIAL–0.1%
Noble Group Ltd. 6.75%, 1/29/20(b)		445	492,848

SERVICES–0.0%
Western Union Co. (The) 5.93%, 10/01/16		90	100,758

TECHNOLOGY–0.1%
Agilent Technologies, Inc. 5.00%, 7/15/20		71	72,074
Computer Sciences Corp. 5.50%, 3/15/13		180	192,471
Motorola, Inc. 6.50%, 9/01/25		175	179,971
7.50%, 5/15/25		35	38,057
Xerox Corp. 8.25%, 5/15/14		280	326,836

			809,409

Company	Principal Amount (000)		U.S. $ Value

TRANSPORTATION–AIRLINES–0.1%
Southwest Airlines Co. 5.25%, 10/01/14	U.S.$	307	$322,883
5.75%, 12/15/16		155	164,098

			486,981

TRANSPORTATION–RAILROADS–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18		58	65,963
CSX Corp. 5.50%, 8/01/13		35	38,127

			104,090

TRANSPORTATION–SERVICES–0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(b)		470	451,857
Aviation Capital Group 7.125%, 10/15/20(b)		173	177,090
Con-way, Inc. 6.70%, 5/01/34		309	283,499
Ryder System, Inc. 5.85%, 11/01/16		127	139,523
7.20%, 9/01/15		127	145,656

			1,197,625

			26,492,508

FINANCIAL INSTITUTIONS–3.8%
BANKING–1.9%
American Express Co. 7.25%, 5/20/14		310	353,161
Bank of America Corp. 5.625%, 7/01/20		420	428,187
5.875%, 1/05/21		200	206,922
7.375%, 5/15/14		340	377,937
Series L 5.65%, 5/01/18		285	291,205
BankAmerica Capital II Series 2 8.00%, 12/15/26		94	94,588
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		290	308,223
5.70%, 11/15/14		190	208,762
Citigroup, Inc. 5.375%, 8/09/20		232	241,050
5.50%, 4/11/13		230	244,911
6.50%, 8/19/13		260	285,495
8.50%, 5/22/19		475	589,682
Compass Bank 5.50%, 4/01/20		215	208,400
Countrywide Financial Corp. 6.25%, 5/15/16		92	94,345

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	U.S.$	440	$475,492
7.50%, 2/15/19		335	390,607
JPMorgan Chase & Co. 4.40%, 7/22/20		830	816,924
M&I Marshall & Ilsley Bank 4.85%, 6/16/15		250	254,003
5.00%, 1/17/17		205	208,018
Macquarie Group Ltd. 4.875%, 8/10/17(b)		470	460,178
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		245	252,426
Morgan Stanley 5.50%, 7/24/20		735	742,551
6.625%, 4/01/18		345	374,245
National Capital Trust II 5.486%, 3/23/15(b)		91	87,665
National City Bank/Cleveland OH 6.25%, 3/15/11		250	252,606
Nationwide Building Society 6.25%, 2/25/20(b)		465	484,562
North Fork Bancorporation, Inc. 5.875%, 8/15/12		100	105,368
Royal Bank of Scotland Group PLC 5.00%, 10/01/14		205	197,205
Santander US Debt SA Unipersonal 2.991%, 10/07/13(b)		500	485,735
Societe Generale 2.50%, 1/15/14(b)		480	479,511
SouthTrust Corp. 5.80%, 6/15/14		225	243,541
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		230	224,917
Union Bank NA 5.95%, 5/11/16		250	266,100
Wachovia Corp. 5.50%, 5/01/13		320	348,223

			11,082,745

BROKERAGE–0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		186	193,304
Lazard Group LLC 6.85%, 6/15/17		160	167,380

			360,684

FINANCE–0.3%
General Electric Capital Corp. 4.80%, 5/01/13		315	336,763
5.625%, 5/01/18		480	523,447
Series A 4.375%, 11/21/11		25	25,811

Company	Principal Amount (000)		U.S. $ Value

HSBC Finance Corp. 7.00%, 5/15/12	U.S.$	125	$134,118
SLM Corp. Series A 5.375%, 1/15/13-5/15/14		650	658,918

			1,679,057

INSURANCE–1.2%
Aetna, Inc. 6.00%, 6/15/16		140	159,650
Aflac, Inc. 3.45%, 8/15/15		80	81,275
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		160	177,155
Allstate Corp. (The) 6.125%, 5/15/37		235	234,412
Allstate Life Global Funding Trusts 5.375%, 4/30/13		155	168,789
American International Group, Inc. 6.40%, 12/15/20		300	314,763
Assurant, Inc. 5.625%, 2/15/14		135	141,938
CIGNA Corp. 5.125%, 6/15/20		190	196,946
Coventry Health Care, Inc. 5.95%, 3/15/17		90	91,501
6.125%, 1/15/15		40	41,651
6.30%, 8/15/14		275	290,382
Genworth Financial, Inc. 6.515%, 5/22/18		315	320,139
Guardian Life Insurance Co. of America 7.375%, 9/30/39(b)		210	244,465
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		95	95,258
5.50%, 3/30/20		435	441,271
Humana, Inc. 6.30%, 8/01/18		55	59,325
6.45%, 6/01/16		40	43,756
7.20%, 6/15/18		285	321,950
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)		165	171,617
Lincoln National Corp. 8.75%, 7/01/19		98	122,583
Markel Corp. 7.125%, 9/30/19		230	249,759
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)		185	247,609
MetLife, Inc. 4.75%, 2/08/21		145	148,048
7.717%, 2/15/19		112	137,506
10.75%, 8/01/39		140	187,600
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		335	388,540

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Principal Financial Group, Inc. 7.875%, 5/15/14	U.S.$	260	$299,536
Prudential Financial, Inc. 5.15%, 1/15/13		205	218,652
6.20%, 1/15/15		45	49,626
8.875%, 6/15/38		170	197,625
Series D 7.375%, 6/15/19		35	41,266
UnitedHealth Group, Inc. 5.25%, 3/15/11		280	282,373
6.00%, 2/15/18		270	306,489
WellPoint, Inc. 4.35%, 8/15/20		350	347,273
5.25%, 1/15/16		50	54,977
5.875%, 6/15/17		40	44,712
7.00%, 2/15/19		80	94,171
XL Group PLC 5.25%, 9/15/14		135	139,104

			7,153,692

OTHER FINANCE–0.1%
ORIX Corp. 4.71%, 4/27/15		458	463,834

REITS–0.2%
ERP Operating LP 5.25%, 9/15/14		105	114,509
HCP, Inc. 5.95%, 9/15/11		340	350,981
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		131	137,167
8.125%, 5/01/11		225	230,059
Nationwide Health Properties, Inc. 6.50%, 7/15/11		180	184,937
Simon Property Group LP 4.375%, 3/01/21		495	489,175

			1,506,828

			22,246,840

UTILITY–0.7%
ELECTRIC–0.4%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)		420	422,747
Ameren Corp. 8.875%, 5/15/14		240	270,041
Constellation Energy Group, Inc. 5.15%, 12/01/20		385	379,032
FirstEnergy Corp. Series B 6.45%, 11/15/11		13	13,529
Series C 7.375%, 11/15/31		275	289,895
FPL Group Capital, Inc. 6.35%, 10/01/66		55	53,762
6.65%, 6/15/67		170	168,300
Pacific Gas & Electric Co. 6.05%, 3/01/34		38	41,606

Company	Principal Amount (000)		U.S. $ Value

SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	U.S.$	348	$377,875
Teco Finance, Inc. 4.00%, 3/15/16		100	101,966
5.15%, 3/15/20		125	129,596
Union Electric Co. 6.70%, 2/01/19		45	52,455

			2,300,804

NATURAL GAS–0.3%
DCP Midstream LLC 5.35%, 3/15/20(b)		137	141,992
Energy Transfer Partners LP 6.70%, 7/01/18		127	144,078
7.50%, 7/01/38		410	476,887
EQT Corp. 8.125%, 6/01/19		234	272,260
Nisource Finance Corp. 6.80%, 1/15/19		330	381,810
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	118,492
Williams Partners LP 5.25%, 3/15/20		298	308,907

			1,844,426

OTHER UTILITY–0.0%
Veolia Environnement 6.00%, 6/01/18		210	235,196

			4,380,426

NON CORPORATE SECTORS–0.4%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.4%
Gazprom Via Gaz Capital SA 6.212%, 11/22/16(b)		920	969,450
Petrobras International Finance Co. 5.75%, 1/20/20		680	705,546
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)		470	578,100

			2,253,096

Total Corporates–Investment Grades (cost $51,589,202)			55,372,870

GOVERNMENTS– TREASURIES–8.1%
UNITED STATES–8.1%
U.S. Treasury Bonds 4.50%, 2/15/36		2,485	2,572,750
4.625%, 2/15/40		4,450	4,661,375
5.375%, 2/15/31		820	957,222
U.S. Treasury Notes 1.75%, 7/31/15		4,245	4,231,416

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

2.125%, 5/31/15	U.S.$	2,160	$2,194,430
2.50%, 3/31/15		13,520	13,994,282
3.375%, 11/15/19		2,690	2,746,111
3.625%, 2/15/20		15,385	15,966,738

Total Governments–Treasuries (cost $47,261,533)			47,324,324

MORTGAGE PASS-THRU’S–5.0%
AGENCY FIXED RATE 30-YEAR–4.7%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		1,299	1,391,229
Series 2007 5.50%, 7/01/35		135	144,433
Series 2008 6.50%, 5/01/35		53	59,022
Federal National Mortgage Association 4.00%, TBA		1,695	1,686,128
6.50%, TBA		850	944,563
4.50%, 8/01/40		1,429	1,468,068
5.50%, 1/01/35-6/01/38		4,318	4,626,199
6.00%, 8/01/37-7/01/39		5,042	5,475,754
6.50%, 6/01/39		824	914,110
Series 2003 5.00%, 11/01/33		407	429,221
Series 2004 5.50%, 2/01/34-11/01/34		556	598,422
6.00%, 9/01/34-11/01/34		478	523,796
Series 2005 4.50%, 8/01/35		438	452,264
Series 2006 5.00%, 2/01/36		1,472	1,551,295
6.00%, 3/01/36		193	210,882
Series 2007 4.50%, 9/01/35		348	360,182
5.00%, 11/01/35-7/01/36		434	457,290
5.50%, 1/01/37-8/01/37		2,087	2,242,230
Series 2008 5.50%, 8/01/37		953	1,024,097
6.00%, 3/01/37-5/01/38		3,046	3,312,763

			27,871,948

AGENCY ARMS–0.3%
Federal Home Loan Mortgage Corp. Series 2008 5.342%, 11/01/37(c)		151	159,874
Federal National Mortgage Association 4.447%, 8/01/37(d)		601	632,648

Company	Principal Amount (000)		U.S. $ Value

Series 2006 4.855%, 2/01/36(c)	U.S.$	186	$194,682
5.71%, 11/01/36(d)		35	37,202
6.115%, 3/01/36(c)		116	118,728
Series 2007 4.311%, 3/01/34(c)		322	334,428

			1,477,562

Total Mortgage Pass-Thru’s (cost $28,544,695)			29,349,510

AGENCIES–3.6%
AGENCY DEBENTURES–3.6%
Citigroup Funding, Inc.–FDIC Insured 0.206%, 5/05/11(d)		2,175	2,175,087
Federal Farm Credit Bank 0.272%, 11/13/12(d)		900	899,420
0.282%, 10/12/12(d)		1,200	1,199,549
0.291%, 9/20/12(d)		1,100	1,099,834
0.321%, 6/26/13(d)		2,500	2,499,120
Federal National Mortgage Association 0.281%, 11/23/12(d)		7,745	7,745,000
0.291%, 9/17/12-10/18/12(d)		1,810	1,809,810
6.25%, 5/15/29		740	907,877
6.625%, 11/15/30		2,277	2,873,048

Total Agencies (cost $21,074,843)			21,208,745

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.1%
NON-AGENCY FIXED RATE CMBS–3.0%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4 5.196%, 9/10/47		315	338,329
Series 2006-5, Class A4 5.414%, 9/10/47		355	371,540
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.722%, 9/11/38		250	272,766
Series 2007-PW18, Class A4 5.70%, 6/13/50		280	291,743
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.375%, 4/15/40		110	118,119
Series 2008-C7, Class A4 6.179%, 12/10/49		440	472,956

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	U.S.$	130	$135,588
Series 2007-C9, Class A4 5.815%, 12/10/49		650	699,348
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		70	73,331
Series 2005-C1, Class A4 5.014%, 2/15/38		260	276,260
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38		620	670,256
Series 2006-C4, Class A3 5.467%, 9/15/39		235	246,464
Series 2006-C5, Class A3 5.311%, 12/15/39		345	359,333
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		85	89,728
Series 2005-GG5, Class AJ 5.29%, 4/10/37		215	196,263
Series 2007-GG11, Class A4 5.736%, 12/10/49		695	734,372
Series 2007-GG9, Class A2 5.381%, 3/10/39		333	341,695
Series 2007-GG9, Class A4 5.444%, 3/10/39		410	431,967
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		80	85,930
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4 5.335%, 8/12/37		170	183,029
Series 2006-CB14, Class A4 5.481%, 12/12/44		315	335,646
Series 2006-CB15, Class A4 5.814%, 6/12/43		595	637,891
Series 2006-CB16, Class A4 5.552%, 5/12/45		335	357,912
Series 2006-CB17, Class A4 5.429%, 12/12/43		350	371,020

Company	Principal Amount (000)		U.S. $ Value

Series 2007-CB18, Class A4 5.44%, 6/12/47	U.S.$	445	$466,329
Series 2007-LD11, Class A4 5.817%, 6/15/49		770	805,616
Series 2007-LDPX, Class A3 5.42%, 1/15/49		475	494,030
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.258%, 6/15/29		40	42,855
Series 2006-C1, Class A4 5.156%, 2/15/31		1,095	1,169,655
Series 2006-C3, Class A4 5.661%, 3/15/39		285	306,260
Series 2006-C4, Class A4 5.881%, 6/15/38		275	297,586
Series 2006-C6, Class A4 5.372%, 9/15/39		660	706,127
Series 2006-C7, Class A3 5.347%, 11/15/38		195	206,166
Series 2007-C1, Class A4 5.424%, 2/15/40		210	220,529
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.241%, 11/12/37		40	43,056
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.907%, 6/12/46		110	120,373
Series 2006-3, Class A4 5.414%, 7/12/46		480	505,954
Series 2006-4, Class AM 5.204%, 12/12/49		265	259,529
Series 2007-9, Class A4 5.70%, 9/12/49		440	459,191
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40		190	191,887
Series 2005-HQ5, Class A4 5.168%, 1/14/42		495	529,771
Series 2006-IQ12, Class A4 5.332%, 12/15/43		780	826,379
Series 2007-IQ13, Class A4 5.364%, 3/15/44		90	92,839
Series 2007-T27, Class A4 5.648%, 6/11/42		210	228,051

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	U.S.$	630	$677,716
Series 2007-C31, Class A4 5.509%, 4/15/47		190	193,718
Series 2007-C32, Class A3 5.744%, 6/15/49		625	646,625

			17,581,728

AGENCY CMBS–0.1%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		634	612,623

NON-AGENCY FLOATING RATE CMBS–0.0%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.706%, 3/06/20(b)(d)		75	68,781

Total Commercial Mortgage-Backed Securities (cost $16,932,353)			18,263,132

CORPORATES– NON-INVESTMENT GRADES–1.0%
INDUSTRIAL–0.7%
BASIC–0.2%
Georgia-Pacific LLC 5.40%, 11/01/20(b)		74	73,162
Ineos Group Holdings PLC 8.50%, 2/15/16(b)		75	71,438
Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(b)		100	111,380
United States Steel Corp. 5.65%, 6/01/13		426	440,910
6.05%, 6/01/17		10	9,863
Westvaco Corp. 8.20%, 1/15/30		15	15,818
Weyerhaeuser Co. 7.375%, 3/15/32		110	111,197

			833,768

CAPITAL GOODS–0.1%
Case New Holland, Inc. 7.875%, 12/01/17(b)		146	159,505
Hanson Australia Funding Ltd. 5.25%, 3/15/13		120	122,400
Mohawk Industries, Inc. 6.875%, 1/15/16		245	262,762
Textron Financial Corp. 5.40%, 4/28/13		53	54,924

			599,591

Company	Principal Amount (000)		U.S. $ Value

COMMUNICATIONS– MEDIA–0.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.875%, 4/30/18	U.S.$	63	$65,205
8.125%, 4/30/20		22	23,155
CSC Holdings LLC 8.50%, 4/15/14		110	120,862
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14		189	203,884
Univision Communications, Inc. 12.00%, 7/01/14(b)		36	39,420

			452,526

COMMUNICATIONS– TELECOMMUNI- CATIONS–0.0%
Qwest Communications International, Inc. 7.50%, 2/15/14		25	25,313
Windstream Corp. 7.875%, 11/01/17		120	126,150

			151,463

CONSUMER CYCLICAL– AUTOMOTIVE–0.0%
Ford Motor Co. 7.45%, 7/16/31		190	203,537

CONSUMER CYCLICAL– OTHER–0.0%
Wyndham Worldwide Corp. 6.00%, 12/01/16		70	73,250

CONSUMER CYCLICAL– RETAILERS–0.1%
JC Penney Co., Inc. 5.65%, 6/01/20		385	368,637
Limited Brands, Inc. 6.90%, 7/15/17		25	26,563

			395,200

CONSUMER NON– CYCLICAL–0.2%
Bausch & Lomb, Inc. 9.875%, 11/01/15		130	139,100
HCA, Inc. 7.875%, 2/15/20		115	123,050
8.50%, 4/15/19		35	38,325
Mylan, Inc. 7.625%, 7/15/17(b)		30	31,913
7.875%, 7/15/20(b)		165	177,787
Universal Health Services, Inc. 7.125%, 6/30/16		320	346,934

			857,109

ENERGY–0.0%
Tesoro Corp. 6.50%, 6/01/17		185	185,462

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)			U.S. $ Value

TRANSPORTATION– AIRLINES–0.0%
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22	U.S.$		74	$74,960

				3,826,866

FINANCIAL INSTITUTIONS–0.2%
BANKING–0.1%
ABN Amro Bank NV 4.31%, 3/10/16		EUR	90	82,986
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(e)			200	156,347
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$		615	535,050

				774,383

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(e)			80	18,500
6.20%, 9/26/14(e)			33	7,631
7.875%, 11/01/09-8/15/10(e)			370	85,562
Series G 4.80%, 3/13/14(e)			42	9,713

				121,406

FINANCE–0.0%
International Lease Finance Corp. 5.65%, 6/01/14			28	27,790

INSURANCE–0.1%
ING Capital Funding TR III Series 9 3.903%, 3/31/11(d)			200	184,500
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)			65	64,025
XL Capital Ltd. Series E 6.50%, 4/15/17			245	210,700

				459,225

				1,382,804

UTILITY–0.1%
ELECTRIC–0.1%
AES Corp. (The) 7.75%, 3/01/14-10/15/15			160	170,800
CMS Energy Corp. 8.75%, 6/15/19			165	194,075
Dynegy Holdings, Inc. 8.375%, 5/01/16			115	85,963
NRG Energy, Inc. 7.25%, 2/01/14			270	275,400
7.375%, 2/01/16			35	35,875

Company	Principal Amount (000)		U.S. $ Value

RRI Energy, Inc. 7.625%, 6/15/14	U.S.$	95	$97,137

			859,250

Total Corporates–Non-Investment Grades (cost $5,721,775)			6,068,920

ASSET-BACKED SECURITIES–0.5%
CREDIT CARDS–FLOATING RATE–0.3%
Chase Issuance Trust Series 2007-A1, Class A1 0.28%, 3/15/13(d)		640	639,965
Discover Card Master Trust Series 2010-A1, Class A1 0.91%, 9/15/15(d)		184	184,811
Series 2009-A1, Class A1 1.56%, 12/15/14(d)		190	192,518
Series 2009-A2, Class A 1.56%, 2/17/15(d)		200	202,924
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.32%, 6/15/15(d)		170	169,075

			1,389,293

HOME EQUITY LOANS–FLOATING RATE–0.1%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.711%, 4/25/37(d)(f)		100	2,019
Home Equity Asset Trust Series 2007-3, Class M1 0.611%, 8/25/37(d)(f)		265	2,117
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.641%, 3/20/36(d)		365	209,077
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.371%, 11/25/36(d)		191	156,444
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.391%, 4/25/37(d)		157	135,665
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.621%, 3/25/37(d)(f)		125	1,295
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.861%, 5/25/33(d)		1	1,158

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.391%, 7/25/37(d)	U.S.$	300	$210,259

			718,034

OTHER ABS–FIXED RATE–0.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		411	410,225

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		171	153,472

Total Asset-Backed Securities (cost $3,427,981)			2,671,024

GOVERNMENTS– SOVEREIGN BONDS–0.4%
BRAZIL–0.1%
Republic of Brazil 8.25%, 1/20/34		555	739,537

PERU–0.1%
Republic of Peru 8.75%, 11/21/33		405	555,863

POLAND–0.1%
Poland Government International Bond 3.875%, 7/16/15		404	410,565
6.375%, 7/15/19		60	67,200

			477,765

RUSSIA–0.1%
Russian Federation 7.50%, 3/31/30(b)		277	320,802

Total Governments–Sovereign Bonds (cost $1,953,040)			2,093,967

GOVERNMENTS– SOVEREIGN AGENCIES–0.3%
UNITED KINGDOM–0.3%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(b)		1,338	1,345,513
2.625%, 5/11/12(b)		695	711,444

Total Governments– Sovereign Agencies (cost $2,032,540)			2,056,957

Company	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–0.3%
UNITED STATES–0.3%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $1,789,157)	U.S.$	1,739	$1,847,564

QUASI-SOVEREIGNS–0.2%
KAZAKHSTAN–0.0%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(b)		251	261,040

MALAYSIA–0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		460	494,449

RUSSIA–0.1%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(b)		486	524,880

Total Quasi-Sovereigns (cost $1,196,257)			1,280,369

	Shares
PREFERRED STOCKS–0.2%
UTILITY–0.1%
OTHER UTILITY–0.1%
DTE Energy Trust I 7.80%		20,000	526,000

INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNI- CATIONS–0.1%
Centaur Funding Corp. 9.08%(b)		200	216,625

FINANCIAL INSTITUTIONS–0.0%
FINANCE–0.0%
Citigroup Capital XII 8.50%		7,000	184,940

NON CORPORATE SECTORS–0.0%
AGENCIES– GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		4,750	2,988
Federal National Mortgage Association 8.25%		5,750	3,220

			6,208

Total Preferred Stocks (cost $1,170,115)			933,773

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

CMOs–0.1%
NON-AGENCY FIXED RATE–0.1%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 3.305%, 2/25/36	U.S.$	152	$107,548
Series 2006-3, Class 22A1 5.17%, 5/25/36		198	94,356
Series 2007-1, Class 21A1 5.331%, 1/25/47		52	32,240
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.113%, 5/25/35		69	65,308
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.558%, 5/25/36		63	35,501
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		51	50,097

			385,050

NON-AGENCY FLOATING RATE–0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 0.571%, 4/25/47(d)(f)		185	432
Series 2005-62, Class 2A1 1.328%, 12/25/35(d)		38	24,349
Series 2006-OA14, Class 3A1 1.178%, 11/25/46(d)		163	84,512

			109,293

NON-AGENCY ARMS–0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 5.50%, 3/25/36(d)		94	68,676

Total CMOs (cost $1,064,538)			563,019

Company	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS– MUNICIPAL BONDS–0.1%
UNITED STATES–0.1%
California State 7.625%, 3/01/40 (cost $464,600)	U.S.$	455	$474,752

EMERGING MARKETS– CORPORATE BONDS–0.0%
INDUSTRIAL–0.0%
ENERGY–0.0%
Ecopetrol SA 7.625%, 7/23/19 (cost $124,598)		125	144,375

	Shares
WARRANTS–0.0%
FINANCIALS–0.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
Henderson Land Development, expiring 6/01/11(a) (cost $0)		19,400	4,493

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.3%
TIME DEPOSIT–1.5%
State Street Time Deposit 0.01%, 1/03/11	U.S.$	8,953	8,952,500

U.S. TREASURY BILL–1.8%
U.S. Treasury Bill 0.01%, 1/27/11		10,575	10,573,988

Total Short-Term Investments (cost $19,526,488)			19,526,488

TOTAL INVESTMENTS–99.7% (cost $516,732,041)			585,693,340
Other assets less liabilities–0.3%			1,792,801

NET ASSETS–100.0%			$587,486,141

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	12	March 2011	$456,835	$448,035	$(8,800)
FTSE 100 INDEX	1	March 2011	90,508	91,878	1,370
TOPIX INDEX	4	March 2011	432,847	441,433	8,586

					$1,156

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
Australian Dollar settling 2/15/11	1,083	$1,084,354	$1,102,066	$17,712
Euro settling 2/15/11	1,852	2,595,948	2,474,567	(121,381)
Great British Pound settling 2/15/11	178	284,937	277,434	(7,503)
Great British Pound settling 2/15/11	575	920,443	896,206	(24,237)
Japanese Yen settling 2/15/11	21,502	257,716	264,950	7,234
Swedish Krona settling 2/15/11	8,863	1,325,705	1,315,900	(9,805)
Swiss Franc settling 2/15/11	1,199	1,246,867	1,283,014	36,147
Barclays Bank PLC Wholesale:
Japanese Yen settling 3/15/11	128,013	1,522,949	1,577,847	54,898
Norwegian Krone settling 3/15/11	5,152	848,999	879,838	30,839
BNP Paribas SA:
Australian Dollar settling 2/15/11	1,231	1,214,935	1,252,671	37,736
Australian Dollar settling 2/15/11	672	663,230	683,830	20,600
Australian Dollar settling 2/15/11	942	939,014	958,584	19,570
Citibank NA:
Canadian Dollar settling 1/21/11	2,460	2,434,934	2,473,228	38,294
Credit Suisse London Branch (GFX):
Japanese Yen settling 2/15/11	111,639	1,376,696	1,375,628	(1,068)
Norwegian Krone settling 2/15/11	2,154	359,012	368,382	9,370
Swedish Krona settling 2/15/11	3,403	494,012	505,247	11,235
Swiss Franc settling 2/15/11	422	428,526	451,570	23,044
Goldman Sachs International:
Great British Pound settling 2/15/11	224	357,533	349,131	(8,402)
Swiss Franc settling 3/15/11	516	514,985	552,341	37,356
Morgan Stanley and Co., Inc.:
Australian Dollar settling 3/15/11	374	362,761	379,238	16,477
Swedish Krona settling 3/15/11	12,012	1,734,034	1,781,474	47,440
State Street Bank and Trust Co.:
Australian Dollar settling 2/15/11	429	417,241	436,552	19,311
Australian Dollar settling 2/15/11	186	180,939	189,275	8,336
Australian Dollar settling 2/15/11	111	108,494	112,954	4,460
Canadian Dollar settling 2/15/11	121	118,496	121,592	3,096
Euro settling 2/15/11	171	233,335	228,483	(4,852)
Euro settling 2/15/11	2,651	3,706,429	3,542,158	(164,271)

AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
State Street Bank and Trust Co.: (continued)
New Zealand Dollar settling 3/15/11	215	$164,651	$166,619	$1,968
Norwegian Krone settling 2/15/11	910	156,719	155,630	(1,089)
Swedish Krona settling 2/15/11	925	138,652	137,336	(1,316)
UBS AG:
Canadian Dollar settling 1/21/11	42	41,466	41,875	409
Swiss Franc settling 2/15/11	1,465	1,496,654	1,567,652	70,998
Swiss Franc settling 2/15/11	1,001	1,022,629	1,071,140	48,511
Westpac Banking Corp.:
Australian Dollar settling 2/15/11	502	487,947	510,838	22,891
Japanese Yen settling 2/15/11	254,776	3,158,465	3,139,378	(19,087)
New Zealand Dollar settling 3/15/11	1,371	1,017,762	1,062,487	44,725

Sale Contracts:
BNP Paribas SA:
Canadian Dollar settling 2/15/11	2,019	2,009,055	2,028,870	(19,815)
Calyon:
Canadian Dollar settling 3/15/11	2,113	2,090,630	2,121,875	(31,245)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 1/21/11	2,502	2,439,934	2,515,103	(75,169)
Euro settling 2/15/11	289	384,110	386,150	(2,040)
Japanese Yen settling 2/15/11	107,610	1,309,969	1,325,982	(16,013)
Swiss Franc settling 2/15/11	356	357,154	380,945	(23,791)
Deutsche Bank AG London:
Great British Pound settling 2/15/11	3,112	5,014,611	4,850,423	164,188
Great British Pound settling 2/15/11	575	916,044	896,206	19,838
HSBC BankUSA:
Euro settling 3/15/11	651	853,253	869,727	(16,474)
Morgan Stanley and Co., Inc.:
Australian Dollar settling 2/15/11	588	575,899	598,352	(22,453)
Great British Pound settling 3/15/11	466	735,460	726,149	9,311
Royal Bank of Scotland PLC:
Canadian Dollar settling 2/15/11	663	660,061	666,241	(6,180)
Euro settling 2/15/11	204	278,717	272,576	6,141
Swedish Krona settling 2/15/11	1,828	274,052	271,405	2,647
Standard Chartered Bank:
Great British Pound settling 3/15/11	450	699,623	701,216	(1,593)
Hong Kong Dollar settling 2/15/11	31,823	4,108,566	4,095,631	12,935
Hong Kong Dollar settling 2/15/11	4,551	587,565	585,715	1,850
Hong Kong Dollar settling 2/15/11	2,035	262,591	261,905	686
State Street Bank and Trust Co.:
Canadian Dollar settling 2/15/11	120	118,918	120,587	(1,669)
Canadian Dollar settling 2/15/11	180	177,872	180,880	(3,008)
Canadian Dollar settling 2/15/11	193	190,719	193,943	(3,224)
Canadian Dollar settling 2/15/11	283	278,749	284,383	(5,634)
Great British Pound settling 2/15/11	895	1,426,218	1,394,964	31,254
Great British Pound settling 2/15/11	149	237,118	232,234	4,884
Great British Pound settling 2/15/11	75	119,534	116,896	2,638
Great British Pound settling 2/15/11	110	173,381	171,448	1,933

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts: (continued)
State Street Bank and Trust Co.: (continued)
Hong Kong Dollar settling 2/15/11	1,607	$207,069	$206,821	$248
Hong Kong Dollar settling 2/15/11	1,304	168,030	167,825	205
Japanese Yen settling 2/15/11	18,815	232,244	231,841	403
Japanese Yen settling 2/15/11	13,876	167,562	170,982	(3,420)
Japanese Yen settling 2/15/11	17,178	206,211	211,669	(5,458)
Japanese Yen settling 2/15/11	20,001	240,825	246,455	(5,630)
Japanese Yen settling 2/15/11	16,955	203,285	208,921	(5,636)
Norwegian Krone settling 2/15/11	910	155,170	155,630	(460)
Swedish Krona settling 2/15/11	1,575	227,848	233,842	(5,994)
Swiss Franc settling 2/15/11	243	245,916	260,027	(14,111)
Swiss Franc settling 2/15/11	1,644	1,700,402	1,759,195	(58,793)
UBS AG:
Euro settling 1/06/11	164	226,299	218,598	7,701
Euro settling 2/15/11	441	613,942	589,246	24,696
Japanese Yen settling 2/15/11	26,828	332,462	330,578	1,884

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate market value of these securities amounted to $14,306,712 or 2.4% of net assets.

(c)	Variable rate coupon, rate shown as of December 31, 2010.

(d)	Floating Rate Security. Stated interest rate was in effect at December 31, 2010.

(e)	Security is in default and is non-income producing.

(f)	Illiquid security.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2010, the fund’s total exposure to subprime investments was 0.24% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviation:

EUR—Euro

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

FHLMC—Federal Home Loan Mortgage Corporation

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $516,732,041)	$585,693,340
Cash	641,869	(a)
Foreign currencies, at value (cost $1,445,235)	1,465,604
Receivable for investment securities sold and foreign currency transactions	4,913,445
Interest and dividends receivable	2,189,185
Unrealized appreciation of forward currency exchange contracts	926,099
Receivable for capital stock sold	332,761

Total assets	596,162,303

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	7,169,117
Unrealized depreciation of forward currency exchange contracts	690,821
Advisory fee payable	268,787
Payable for capital stock redeemed	150,417
Distribution fee payable	107,660
Administrative fee payable	18,813
Payable for variation margin on futures contracts	578
Transfer Agent fee payable	116
Accrued expenses and other liabilities	269,853

Total liabilities	8,676,162

NET ASSETS	$587,486,141

COMPOSITION OF NET ASSETS
Capital stock, at par	$51,568
Additional paid-in capital	561,738,621
Undistributed net investment income	9,814,503
Accumulated net realized loss on investment and foreign currency transactions	(53,325,571)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	69,207,020

	$587,486,141

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$68,914,521	6,004,937	$11.48
B	$518,571,620	45,563,311	$11.38

(a)	An amount of $48,912 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2010.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$7,800,242
Dividends (net of foreign taxes withheld of $319,565)	7,481,772

15,282,014

EXPENSES
Advisory fee (see Note B)	2,985,277
Distribution fee—Class B	1,184,285
Transfer agency—Class A	835
Transfer agency—Class B	5,815
Custodian	280,580
Printing	198,579
Administrative	72,218
Legal	47,017
Audit	43,977
Directors’ fees	3,812
Miscellaneous	39,327

Total expenses	4,861,722

Net investment income	10,420,292

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	30,655,781
Futures contracts	6,619
Foreign currency transactions	1,538,499
Net change in unrealized appreciation/depreciation of:
Investments	11,403,082 (a)
Futures contracts	(9,110)
Foreign currency denominated assets and liabilities	(652)

Net gain on investment and foreign currency transactions	43,594,219

NET INCREASE IN NET ASSETS FROM OPERATIONS	$54,014,511

(a)	Net of increase in accrued foreign capital gains taxes of $15,335.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,420,292	$10,269,511
Net realized gain (loss) on investment and foreign currency transactions	32,200,899	(41,276,067)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,393,320	131,058,481

Net increase in net assets from operations	54,014,511	100,051,925
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,880,068)	(716,042)
Class B	(11,886,233)	(3,162,663)
CAPITAL STOCK TRANSACTIONS
Net increase	15,448,596	82,128,184

Total increase	55,696,806	178,301,404
NET ASSETS
Beginning of period	531,789,335	353,487,931

End of period (including undistributed net investment income of $9,814,503 and $9,574,020, respectively)	$587,486,141	$531,789,335

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks
Financials	$63,356,160		$44,557,145		$–0	–	$107,913,305
Consumer Discretionary	41,529,445		14,612,638		–0	–	56,142,083
Information Technology	37,891,062		6,758,380		–0	–	44,649,442
Energy	29,740,978		8,189,824		–0	–	37,930,802
Industrials	24,832,171		11,346,469		–0	–	36,178,640
Health Care	25,771,364		3,526,350		–0	–	29,297,714
Materials	13,292,411		10,375,295		–0	–	23,667,706
Consumer Staples	12,851,913		10,018,182		–0	–	22,870,095
Telecommunication Services	6,431,828		3,316,327		–0	–	9,748,155
Utilities	6,118,844		1,992,272		–0	–	8,111,116
Corporates—Investment Grades	–0	–	55,372,870		–0	–	55,372,870
Governments—Treasuries	–0	–	47,324,324		–0	–	47,324,324
Mortgage Pass-Thru’s	–0	–	29,349,510		–0	–	29,349,510
Agencies	–0	–	21,208,745		–0	–	21,208,745
Commercial Mortgage-Backed Securities	–0	–	14,293,926		3,969,206		18,263,132
Corporates—Non-Investment Grades	–0	–	6,068,920		–0	–	6,068,920
Asset-Backed Securities	–0	–	1,389,293		1,281,731		2,671,024
Governments—Sovereign Bonds	–0	–	2,093,967		–0	–	2,093,967
Governments—Sovereign Agencies	–0	–	2,056,957		–0	–	2,056,957
Inflation-Linked Securities	–0	–	1,847,564		–0	–	1,847,564
Quasi-Sovereigns	–0	–	1,280,369		–0	–	1,280,369
Preferred Stocks	717,148		216,625		–0	–	933,773
CMOs	–0	–	–0	–	563,019		563,019
Local Governments—Municipal Bonds	–0	–	474,752		–0	–	474,752
Emerging Markets—Corporate Bonds	–0	–	144,375		–0	–	144,375
Warrants	4,493		–0	–	–0	–	4,493
Short-Term Investments
Time Deposit	–0	–	8,952,500		–0	–	8,952,500
U.S. Treasury Bill	–0	–	10,573,988		–0	–	10,573,988

Total Investments in Securities	262,537,817		317,341,567	+	5,813,956		585,693,340

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Level 1		Level 2		Level 3		Total

Other Financial Instruments* :
Assets
Futures Contracts	$9,956		$–0	–	$–0	–	$9,956	#
Forward Currency Exchange Contracts	–0	–	926,099		–0	–	926,099
Liabilities
Futures Contracts	(8,800)		–0	–	–0	–	(8,800	) #
Forward Currency Exchange Contracts	–0	–	(690,821)		–0	–	(690,821)

Total	$262,538,973		$317,576,845		$5,813,956		$585,929,774

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Investment Grades		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades		Asset- Backed Securities
Balance as of 12/31/09	$368,661		$871,864		$65,766		$982,613
Accrued discounts/(premiums)	(100)		587		105		833
Realized gain (loss)	35,551		11		68		(221,466)
Change in unrealized appreciation/depreciation	(33,083)		189,956		12,541		548,520
Net purchases (sales)	(371,029)		736,255		(3,520)		(28,769)
Transfers in to level 3	–0	–	2,170,533		–0	–	–0	–
Transfers out of level 3	–0	–	–0	–	(74,960)		–0	–

Balance as of 12/31/10	$–0	–	$3,969,206		$–0	–	$1,281,731

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$–0	–	$185,648		$–0	–	$209,262

	CMOs		Warrants		Total
Balance as of 12/31/09	$623,013		$426,096		$3,338,013
Accrued discounts/(premiums)	1		–0	–	1,426
Realized gain (loss)	(6,201)		(291,972)		(484,009)
Change in unrealized appreciation/depreciation	344,495		98,827		1,161,256
Net purchases (sales)	(398,289)		(232,951)		(298,303)
Transfers in to level 3	–0	–	–0	–	2,170,533
Transfers out of level 3	–0	–	–0	–	(74,960)

Balance as of 12/31/10	$563,019		$–0	–	$5,813,956

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$73,952		$–0	–	$468,862

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of the daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire December 31, 2011 and may be extended by the Adviser for additional one year terms. For the year ended December 31, 2010, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $72,218.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $490,114, of which $0 and $137, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$331,276,673	$337,923,617
U.S. government securities	207,099,538	190,006,186

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$525,958,991

Gross unrealized appreciation	$75,951,293
Gross unrealized depreciation	(16,216,944)

Net unrealized appreciation	$59,734,349

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

AllianceBernstein Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2010, the Portfolio entered into future contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended December 31, 2010, the Portfolio entered into foreign currency exchange contracts for hedging and non-hedging purposes.

At December 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$926,099		Unrealized depreciation of forward currency exchange contracts	$690,821
Equity contracts	Receivable/Payable for variation margin on futures contracts	1,156	*

Total		$927,255			$690,821

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,502,467	$(25,057)
Equity Contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	6,619	(9,110)

Total		$1,509,086	$(34,167)

For the year ended December 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $76,849,296 and average monthly original value of futures contracts was $621,452.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2010, the Portfolio earned drop income of $147,078 which is included in interest income in the accompanying statement of operations.

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	199,409	487,229	$2,156,296	$4,520,608
Shares issued in reinvestment of dividends	175,872	79,384	1,880,068	716,042
Shares redeemed	(1,227,452)	(1,532,263)	(13,141,950)	(13,836,172)

Net decrease	(852,171)	(965,650)	$(9,105,586)	$(8,599,522)

Class B
Shares sold	7,217,888	14,055,879	$77,439,999	$127,281,365
Shares issued in reinvestment of dividends	1,119,231	352,582	11,886,233	3,162,663
Shares redeemed	(6,109,372)	(4,410,508)	(64,772,050)	(39,716,322)

Net increase	2,227,747	9,997,953	$24,554,182	$90,727,706

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$13,766,301	$3,878,705

Total distributions paid	$13,766,301	$3,878,705

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,216,299
Accumulated capital and other losses	(47,258,744	)(a)
Unrealized appreciation/(depreciation)	59,759,887	(b)

Total accumulated earnings/(deficit)	$25,717,442	(c)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $47,258,744 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein Balanced Shares Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. During the fiscal year the Portfolio utilized capital loss carryforwards of $23,887,827.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies, and the tax treatment of partnerships.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to the tax treatment of interest on defaulted securities.

During the current fiscal year, permanent differences primarily due the tax treatment of foreign currency, paydown reclassification, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$10.66		$8.63		$13.05		$12.87		$11.39

Income From Investment Operations
Net investment income (a)	.23		.24		.22	(b)	.31	(b)	.25	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.88		1.89		(3.97)		.41		1.32
Contributions from Adviser	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.11		2.13		(3.75)		.72		1.57

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.10)		(.39)		(.32)		(.09)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	–0	–	(.28)		(.22)		–0	–

Total dividends and distributions	(.29)		(.10)		(.67)		(.54)		(.09)

Net asset value, end of period	$11.48		$10.66		$8.63		$13.05		$12.87

Total Return
Total investment return based on net asset value (d)	10.61	%*	24.88	%*	(30.01	)%*	5.55%		13.92%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,914		$73,120		$67,526		$10		$11,111
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68	%(e)	.69%		.75	%(e)	.76%		.99	%(e)
Expenses, before waivers/reimbursements	.68	%(e)	.69%		.78	%(e)	.85%		1.07	%(e)
Net investment income	2.14	%(e)	2.66%		3.08	%(b)(e)	2.33	%(b)	2.08	%(b)(e)
Portfolio turnover rate	101%		85%		93%		77%		203%

See footnote summary on page 40.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$10.58		$8.58		$12.97		$12.81		$11.34

Income From Investment Operations
Net investment income (a)	.20		.22		.26	(b)	.27	(b)	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87		1.86		(4.02)		.41		1.33
Contributions from Adviser	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.07		2.08		(3.76)		.68		1.55

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.08)		(.35)		(.30)		(.08)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	–0	–	(.28)		(.22)		–0	–

Total dividends and distributions	(.27)		(.08)		(.63)		(.52)		(.08)

Net asset value, end of period	$11.38		$10.58		$8.58		$12.97		$12.81

Total Return
Total investment return based on net asset value (d)	10.30	%*	24.45	%*	(30.20	)%*	5.26%		13.75%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$518,572		$458,669		$285,962		$211,440		$124,992
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.93	%(e)	.95%		1.00	%(e)	1.01%		1.23	%(e)
Expenses, before waivers/reimbursements	.93	%(e)	.95%		1.02	%(e)	1.07%		1.31	%(e)
Net investment income	1.89	%(e)	2.36%		2.48	%(b)(e)	2.11	%(b)	1.84	%(b)(e)
Portfolio turnover rate	101%		85%		93%		77%		203%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.03%, 0.06% and 0.10%, respectively.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, 26.86% of dividends paid qualify for the dividends received deduction.

BALANCED WEALTH STRATEGY PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	44,503,099	2,376,050	4,257,594

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments reside with Messrs. Thomas J. Fontaine, Dokyoung Lee, Seth J. Masters, Christopher H. Nikolich and Patrick J. Rudden.

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ++, # Chairman of the Board 78 (1990)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Thomas J. Fontaine 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Dokyoung Lee 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Seth J. Masters 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Christopher H. Nikolich 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Patrick J. Rudden 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) at a meeting held on August 3-5, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Portfolio in the Portfolio’s last fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (60% Standard & Poor’s 500 Stock Index/40% Barclays Capital U.S. Aggregate Bond Index) (the “Index”), in each case for the 1-, 3- and 5-year periods ended May 31, 2010 and (in the case of comparisons with the Index) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, and that the Portfolio outperformed the Index in the 1-year period but lagged the Index in the 3- and 5-year and the since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involved investments in securities of the same type that the Portfolio invests in (i.e., equity and debt securities). The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

AllianceBernstein Variable Products Series Fund

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points was about the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 2 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of compensation received by the Adviser pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was about the same as the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENTS & CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories3 of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/10 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$507.0	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $82,772 (0.02% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on July 22, 2010 and presented to the Board of Directors on August 3-5, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The seven other categories that do not apply to any of the Portfolios listed and are not shown in the table below are Blend, Growth, Value, International, High Income, Low Risk Income and Specialty.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios as of December 31, 2009:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/09)		Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.69% 0.95%	[5]	December 31

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with similar investment styles as the Portfolio.6 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.7

5	Note that the gross expense ratio, provided by the Adviser, for the Portfolio’s Class A shares differs from the gross expense ratio provided by Lipper and discussed on page 9. Lipper calculates the Portfolio’s total expense ratio based on information provided in the Portfolio’s Form NSAR filing. Lipper’s estimate of the Portfolio’s total expense ratio may differ slightly from the expense ratio provided by the Adviser.

6	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages The AllianceBernstein Portfolios – Balanced Wealth Strategy (“Balanced Wealth Strategy”) has a substantially similar investment style as the Portfolio and its fee schedule is set forth below. Since Balanced Wealth Strategy’s advisory fee schedule was affected by the Adviser’s settlement with the NYAG, the breakpoints in its advisory fee schedule is the same as that of the Portfolio. The Adviser also manages AllianceBernstein Balanced Shares, Inc. (“Balanced Shares, Inc.), a retail mutual fund in the Balanced category, and its advisory fee schedule is also shown in the table below.8

Portfolio	ABMF	Fee Schedule
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Balanced Shares, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[9]
Balanced Wealth Strategy Portfolio	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[10]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

8	There was no change to the advisory fee schedule of AllianceBernstein Balanced Shares, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike class I shares, whose fee is for only investment advisory services.

10	This ITM fund is privately placed or institutional.

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

12	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[14]	Lipper Group Median (%)	Rank
Balanced Wealth Strategy Portfolio	0.550	0.543	6/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

Portfolio	Total Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Exp. Group Rank	Lipper Exp. Universe Median (%)	Lipper Exp. Universe Rank
Balanced Wealth Strategy Portfolio	0.697	0.707	5/10	0.711	13/27

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2010 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Portfolio. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

14	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

17	Most recently completed fiscal year Class A total expense ratio. See footnote 5.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, ABI received $896,107 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $530,405 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”)18. For the fiscal year ended December 31, 2009, the Portfolio paid ABIS a fee of approximately $1,250.19

The Portfolio may effect in the future brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then

18	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

19	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AllianceBernstein Variable Products Series Fund

discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $458 billion as of June 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year net performance rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended May 31, 2010.25

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy Portfolio
1 year	16.19	16.51	16.82	7/10	18/27
3 year	–5.24	–2.63	–2.90	8/10	24/26
5 year	2.09	3.01	2.91	7/10	16/23

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark for the periods ended May 31, 2010.

	Periods Ending May 31, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	16.19	–5.24	2.09	2.84
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	16.13	–2.27	2.62	3.36
S&P 500 Stock Index	20.99	–8.69	0.31	1.45
Barclays Capital U.S. Aggregate Bond Index	8.42	6.88	5.33	5.49
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 02, 2010

23	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

24	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26	The performance returns shown in the table are for the Class A shares of the Portfolio.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a domestic portfolio of equity securities of companies within various market sectors selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser’s proprietary research to identify attractive companies. The Portfolio emphasizes investments in large and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately 80-120 companies. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards, or swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the Standard & Poor’s (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2010.

The Portfolio underperformed the benchmark for the 12-month period ended December 31, 2010, while Class A shares performed the same as the broad market. Security selection accounted for roughly two-thirds of the underperformance versus the benchmark, with sector allocation making up the balance. Strong stock selection within the technology sector was offset by weaker results in the health care, energy and consumer sectors. Stock selection in the health care sector was the material detractor. While not without any fundamental disappointments, health care stocks were laggards during 2010 given their lack of cyclical exposure as well as continued anxiety around health care reform and lower utilization rates. Sector selection was a modest detractor from relative returns, primarily due to the Portfolio’s health care exposure as well as small cash holdings in a rising market.

The Portfolio did not utilize leverage or derivatives during the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite a few bumps during the year, equity markets ended 2010 strongly as investor confidence around the prospects for economic recovery improved. After extending the 2009 rally early in the year, investors shunned equities for safer havens in the middle of the year due to growing anxiety over the health of the nascent economic recovery and the risk of a “double-dip” into recession. However, renewed monetary and fiscal stimulus along with positive economic releases in the last several months convinced investors that the economic recovery would continue, as evidenced when equity prices began to move higher in the final months of 2010. Still, capital markets action was largely a function of investors’ sentiment about the prospects for global economic growth. As a result, investors’ fixation on macro economic events meant that, generally speaking, all “risky” stocks were treated similarly. Intra-stock correlations spiked in 2010 and little differentiation was made between stocks exhibiting superior fundamental success versus those with weaker results. Active managers, aiming to identify the stronger companies, were handicapped as a result. The US Growth Portfolio Oversight Group (the “Team”) is only now seeing the market beginning the process of rewarding superior companies that continue to deliver strong results compared to those simply benefiting from an improving economic backdrop.

By the end of 2010, the prevailing question in investors’ minds had shifted from sustainability of economic growth to sustainability of corporate earnings. With revenues and profit margins already rebounding strongly, prior-year comparisons will become more difficult, even given an economic tailwind. However, the Team believes that factors such as a catch-up in deferred investments to replace aging US capital stock and strong demand for US exports—driven by increasing consumption by emerging nations—will support ongoing growth in both the economy and earnings. The Team can’t say whether the market has reached a turning point in the broad investor fear that has generally held back the performance of stocks with superior growth prospects, which is what the Team emphasizes. A shift in market sentiment or behavior rarely proceeds in a straight line. The Team was heartened, however, to see investors at least starting to once again discriminate among companies based on fundamentals. The Team seeks to capture these opportunities through research-based stock selection. The Team believes the Portfolio remains positioned to benefit as more typical investor behavior gains momentum.

1

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000® Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000® Growth Index represents the performance of 1000 large-cap growth companies within the US. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectation, the price of these stocks can be severely negatively affected. The Portfolio can invest in small-cap and mid-cap companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A portfolio’s investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets and financial resources. The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investments objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products Prospectus for a description of those fees and expenses and speak to your insurance agent of financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	10 Years**
AllianceBernstein Growth Portfolio Class A*	15.06%	-0.28%	-0.60%
AllianceBernstein Growth Portfolio Class B*	14.80%	-0.52%	-0.84%
Russell 1000 Growth Index	16.71%	3.75%	0.02%
S&P 500 Stock Index	15.06%	2.29%	1.41%

*  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2010, by 0.22%. For additional information regarding the impact of class action settlement proceeds on Portfolio performance, please see the Financial Highlights section of this report on pages 18 and 19.

**Average annual returns

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.06% and 1.31% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/00 – 12/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/00 to 12/31/10) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,246.90	$5.66	1.00%
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09	1.00%

Class B
Actual	$1,000	$1,245.71	$7.08	1.25%
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.36	1.25%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$7,786,598	7.9%
Google, Inc.—Class A	3,646,976	3.7
Oracle Corp.	3,387,912	3.4
Schlumberger Ltd.	2,328,398	2.4
QUALCOMM, Inc.	2,251,795	2.3
Suncor Energy, Inc. (New York)	2,224,649	2.3
Hewlett-Packard Co.	2,118,893	2.1
Noble Energy, Inc.	1,980,701	2.0
McDonald’s Corp.	1,950,472	2.0
Danaher Corp.	1,826,422	1.8

	$29,502,816	29.9%

SECTOR DIVERSIFICATION**

December 31, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$33,449,465	33.9%
Consumer Discretionary	15,428,864	15.6
Industrials	12,831,586	13.0
Energy	12,543,219	12.7
Health Care	9,809,069	9.9
Financials	4,524,119	4.6
Consumer Staples	4,412,034	4.5
Materials	3,612,729	3.7
Telecommunication Services	1,252,300	1.3
Short-Term Investments	815,000	0.8

Total Investments	$98,678,385	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%

INFORMATION TECHNOLOGY–33.9%
COMMUNICATIONS EQUIPMENT–3.6%
Juniper Networks, Inc.(a)	36,100	$1,332,812
QUALCOMM, Inc.	45,500	2,251,795

		3,584,607

COMPUTERS & PERIPHERALS–12.3%
Apple, Inc.(a)	24,140	7,786,598
EMC Corp.(a)	46,600	1,067,140
Hewlett-Packard Co.	50,330	2,118,893
NetApp, Inc.(a)	20,070	1,103,047

		12,075,678

INTERNET SOFTWARE & SERVICES–3.7%
Google, Inc.–Class A(a)	6,140	3,646,976

IT SERVICES–4.4%
Accenture PLC	23,400	1,134,666
Cognizant Technology Solutions Corp.–Class A(a)	19,250	1,410,832
VeriFone Systems, Inc.(a)	21,600	832,896
Visa, Inc.–Class A	14,070	990,247

		4,368,641

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.8%
Broadcom Corp.–Class A	29,700	1,293,435
Marvell Technology Group Ltd.(a)	63,500	1,177,925
NVIDIA Corp.(a)	80,600	1,241,240

		3,712,600

SOFTWARE–6.1%
Citrix Systems, Inc.(a)	15,200	1,039,832
Oracle Corp.	108,240	3,387,912
Red Hat, Inc.(a)	12,600	575,190
VMware, Inc.–Class A(a)	11,900	1,058,029

		6,060,963

		33,449,465

CONSUMER DISCRETIONARY–15.7%
AUTO COMPONENTS–0.6%
Johnson Controls, Inc.	15,700	599,740

HOTELS, RESTAURANTS & LEISURE–4.3%
McDonald’s Corp.	25,410	1,950,472
Starbucks Corp.	39,100	1,256,283
Yum! Brands, Inc.	21,670	1,062,913

		4,269,668

INTERNET & CATALOG RETAIL–0.9%
Amazon.com, Inc.(a)	4,800	864,000

Company	Shares	U.S. $ Value

MEDIA–2.6%
Comcast Corp.–Class A	34,750	$763,457
News Corp.–Class A	68,310	994,594
Walt Disney Co. (The)	20,970	786,585

		2,544,636

MULTILINE RETAIL–2.5%
Kohl’s Corp.(a)	10,770	585,242
Macy’s, Inc.	19,500	493,350
Target Corp.	22,450	1,349,918

		2,428,510

SPECIALTY RETAIL–2.0%
Advance Auto Parts, Inc.	5,900	390,285
Bed Bath & Beyond, Inc.(a)	15,300	751,995
CarMax, Inc.(a)	14,000	446,320
Home Depot, Inc.	11,300	396,178

		1,984,778

TEXTILES, APPAREL & LUXURY GOODS–2.8%
Coach, Inc.	16,500	912,615
NIKE, Inc.–Class B	13,220	1,129,253
Phillips-Van Heusen Corp.	8,400	529,284
Polo Ralph Lauren Corp.–Class A	1,500	166,380

		2,737,532

		15,428,864

INDUSTRIALS–13.0%
AEROSPACE & DEFENSE–1.4%
United Technologies Corp.	17,860	1,405,939

AIR FREIGHT & LOGISTICS–2.7%
FedEx Corp.	11,900	1,106,819
United Parcel Service, Inc.–Class B	21,100	1,531,438

		2,638,257

ELECTRICAL EQUIPMENT–1.9%
Cooper Industries PLC	11,700	681,993
Emerson Electric Co.	21,580	1,233,729

		1,915,722

MACHINERY–5.2%
Danaher Corp.	38,720	1,826,422
Deere & Co.	12,600	1,046,430
Dover Corp.	17,210	1,005,925
Flowserve Corp.	10,500	1,251,810

		5,130,587

ROAD & RAIL–1.8%
Union Pacific Corp.	18,790	1,741,081

		12,831,586

ENERGY–12.7%
ENERGY EQUIPMENT & SERVICES–3.6%
Cameron International Corp.(a)	18,040	915,169

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

National Oilwell Varco, Inc.	5,000	$336,250
Schlumberger Ltd.	27,885	2,328,398

		3,579,817

OIL, GAS & CONSUMABLE FUELS–9.1%
EOG Resources, Inc.	19,900	1,819,059
Noble Energy, Inc.	23,010	1,980,701
Occidental Petroleum Corp.	16,300	1,599,030
Petroleo Brasileiro SA (ADR)	10,880	411,699
Southwestern Energy Co.(a)	24,800	928,264
Suncor Energy, Inc. (New York)	58,100	2,224,649

		8,963,402

		12,543,219

HEALTH CARE–10.0%
BIOTECHNOLOGY–2.6%
Gilead Sciences, Inc.(a)	34,680	1,256,803
Human Genome Sciences, Inc.(a)	16,400	391,796
Pharmasset, Inc.(a)	7,000	303,870
Vertex Pharmaceuticals, Inc.(a)	15,900	556,977

		2,509,446

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Covidien PLC	15,040	686,727
NxStage Medical, Inc.(a)	13,100	325,928
Varian Medical Systems, Inc.(a)	6,600	457,248

		1,469,903

HEALTH CARE PROVIDERS & SERVICES–2.7%
Express Scripts, Inc.–Class A(a)	22,700	1,226,935
McKesson Corp.	15,600	1,097,928
UnitedHealth Group, Inc.	10,200	368,322

		2,693,185

LIFE SCIENCES TOOLS & SERVICES–0.7%
Agilent Technologies, Inc.(a)	16,700	691,881

PHARMACEUTICALS–2.5%
Merck & Co., Inc.	10,410	375,176
Pfizer, Inc.	34,440	603,044
Shire PLC (ADR)	6,900	499,422
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	18,550	967,012

		2,444,654

		9,809,069

FINANCIALS–4.6%
CAPITAL MARKETS–1.2%
Franklin Resources, Inc.	3,540	393,684
Goldman Sachs Group, Inc. (The)	4,370	734,859

		1,128,543

Company	Shares	U.S. $ Value

COMMERCIAL BANKS–0.8%
Wells Fargo & Co.	25,610	$793,654

DIVERSIFIED FINANCIAL SERVICES–1.7%
CME Group, Inc.–Class A	1,770	569,498
IntercontinentalExchange, Inc.(a)	4,600	548,090
JPMorgan Chase & Co.	14,060	596,425

		1,714,013

INSURANCE – 0.9%
Aflac, Inc.	8,700	490,941
Axis Capital Holdings Ltd.	4,530	162,536
Principal Financial Group, Inc.	7,200	234,432

		887,909

		4,524,119

CONSUMER STAPLES–4.5%
BEVERAGES–1.7%
PepsiCo, Inc.	26,250	1,714,912

FOOD & STAPLES RETAILING–2.3%
Kroger Co. (The)	34,900	780,364
Wal-Mart Stores, Inc.	26,600	1,434,538

		2,214,902

HOUSEHOLD PRODUCTS–0.5%
Colgate-Palmolive Co.	6,000	482,220

		4,412,034

MATERIALS–3.7%
CHEMICALS–2.1%
Dow Chemical Co. (The)	8,400	286,776
EI du Pont de Nemours & Co.	6,100	304,268
Monsanto Co.	10,500	731,220
Praxair, Inc.	7,400	706,478

		2,028,742

METALS & MINING–1.6%
Freeport-McMoRan Copper & Gold, Inc.	13,190	1,583,987

		3,612,729

TELECOMMUNICATION SERVICES–1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.3%
Verizon Communications, Inc.	35,000	1,252,300

Total Common Stocks (cost $77,243,095)		97,863,385

7

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.8%
TIME DEPOSIT–0.8%
State Street Time Deposit 0.01%, 1/03/11 (cost $815,000)	$815	$815,000

TOTAL INVESTMENTS–100.2% (cost $78,058,095)		98,678,385
Other assets less liabilities–(0.2)%		(155,452)

NET ASSETS–100.0%		$98,522,933

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $78,058,095)	$98,678,385
Cash	415
Dividends and interest receivable	82,743
Receivable for capital stock sold	886

Total assets	98,762,429

LIABILITIES
Payable for capital stock redeemed	64,898
Advisory fee payable	62,700
Audit fee payable	34,163
Printing fee payable	25,491
Administrative fee payable	18,934
Distribution fee payable	13,029
Transfer Agent fee payable	116
Accrued expenses	20,165

Total liabilities	239,496

NET ASSETS	$98,522,933

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,972
Additional paid-in capital	110,398,710
Accumulated net realized loss on investment and foreign currency transactions	(32,501,039)
Net unrealized appreciation on investments	20,620,290

$98,522,933

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$37,197,816	1,845,898	$20.15
B	$61,325,117	3,125,795	$19.62

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,870)	$1,102,316
Interest	42

1,102,358

EXPENSES
Advisory fee (see Note B)	716,734
Distribution fee—Class B	148,965
Transfer agency—Class A	1,175
Transfer agency—Class B	1,950
Custodian	73,766
Administrative	70,235
Legal	36,820
Audit	32,172
Printing	19,974
Directors’ fees	3,576
Miscellaneous	2,551

Total expenses	1,107,918

Net investment loss	(5,560)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	10,809,391
Foreign currency transactions	(298)
Net change in unrealized appreciation/depreciation of investments	2,375,881

Net gain on investment and foreign currency transactions	13,184,974

NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,179,414

See notes to financial statements.

10

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(5,560)	$120,859
Net realized gain (loss) on investment and foreign currency transactions	10,809,093	(201,790)
Net change in unrealized appreciation/depreciation of investments	2,375,881	26,308,819

Net increase in net assets from operations	13,179,414	26,227,888
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(100,364)	–0	–
Class B	(31,535)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(15,840,326)	(12,151,870)

Total increase (decrease)	(2,792,811)	14,076,018
NET ASSETS
Beginning of period	101,315,744	87,239,726

End of period (including undistributed net investment income of $0 and $120,867, respectively)	$98,522,933	$101,315,744

See notes to financial statements.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks	$97,863,385		$–0	–	$–0	–	$97,863,385
Short-Term Investments	–0	–	815,000		–0	–	815,000

Total Investments in Securities	97,863,385		815,000		–0	–	98,678,385
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$97,863,385		$815,000		$–0	–	$98,678,385

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $70,235.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $138,028, of which $131 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$114,461,366		$130,491,880
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$78,568,979

Gross unrealized appreciation	$20,881,396
Gross unrealized depreciation	(771,990)

Net unrealized appreciation	$20,109,406

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Portfolio did not engage in derivative transactions for the year ended December 31, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	17,596	68,790		$315,037	$967,991
Shares issued in reinvestment of dividends	5,493	–0	–	100,364	–0	–
Shares redeemed	(338,612)	(484,909)		(6,105,636)	(6,961,806)

Net decrease	(315,523)	(416,119)		$(5,690,235)	$(5,993,815)

Class B
Shares sold	72,251	327,465		$1,262,052	$4,584,978
Shares issued in reinvestment of dividends	1,770	–0	–	31,535	–0	–
Shares redeemed	(654,114)	(756,810)		(11,443,678)	(10,743,033)

Net decrease	(580,093)	(429,345)		$(10,150,091)	$(6,158,055)

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$131,899	$–0	–

Total taxable distributions	$131,899	$–0	–

Total distributions paid	$131,899	$–0	–

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$–0	–
Accumulated capital and other losses	(31,990,154	)(a)
Unrealized appreciation/(depreciation)	20,109,406	(b)

Total accumulated earnings/(deficit)	$(11,880,748)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward of $31,990,154 of which $14,915,472 expires in the year 2011, $4,526,627 expires in the year 2016 and $12,548,055 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year the Portfolio utilized $9,710,821 of capital loss carryforwards, and capital loss carryforwards of $23,345,915 expired at December 31, 2010.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

16

AllianceBernstein Variable Products Series Fund

During the current fiscal year, permanent differences primarily due to the expiration of capital loss carryforwards, a net operating loss, and the tax character of overdistributions resulted in a net decrease to distributions in excess of net investment income, a net decrease to accumulated net realized loss of investment and foreign currency transactions and a net decrease to additional paid-in capital. This reclassification had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.56	$13.19	$22.91	$20.27	$20.49

Income From Investment Operations
Net investment income (loss) (a)	.03	.04	(.04)	(.05)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.61	4.33	(9.68)	2.69	(.18)

Net increase (decrease) in net asset value from operations	2.64	4.37	(9.72)	2.64	(.22)

Less: Dividends
Dividends from net investment income	(.05)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$20.15	$17.56	$13.19	$22.91	$20.27

Total Return
Total investment return based on net asset value (b)	15.06	%*	33.13%	(42.43	)%*	13.02%	(1.07)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,198	$37,948	$33,992	$75,834	$93,459
Ratio to average net assets of:
Expenses	1.00	%(c)	1.06%	.94%	.90%	.90	%(c)
Net investment income (loss)	.15	%(c)	.28%	(.22)%	(.23)%	(.22	)%(c)
Portfolio turnover rate	121%	197%	103%	60%	55%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.10	$12.88	$22.42	$19.90	$20.15

Income From Investment Operations
Net investment income (loss) (a)	(.02)	.01	(.08)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.55	4.21	(9.46)	2.62	(.16)

Net increase (decrease) in net asset value from operations	2.53	4.22	(9.54)	2.52	(.25)

Less: Dividends
Dividends from net investment income	(.01)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$19.62	$17.10	$12.88	$22.42	$19.90

Total Return
Total investment return based on net asset value (b)	14.80	%*	32.76	%*	(42.55	)%*	12.66%	(1.24)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,325	$63,368	$53,248	$121,521	$131,337
Ratio to average net assets of:
Expenses	1.25	%(c)	1.31%	1.19%	1.15%	1.15	%(c)
Net investment income (loss)	(.10	)%(c)	.04%	(.47)%	(.49)%	(.47	)%(c)
Portfolio turnover rate	121%	197%	103%	60%	55%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.22%, 0.41% and 0.03%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, 92.42% of dividends paid qualify for the dividends received deduction.

21

GROWTH PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	4,278,241	312,926	356,386

22

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary
William D. Baird(2), Vice President Frank V. Caruso(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Growth senior sector analysts, with oversight by the Adviser’s U.S. Growth Portfolio Oversight Group. Mr. William D. Baird, Mr. Frank V. Caruso, and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ## Chairman of the Board 78 (1990)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

25

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

†	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund due to his position as a Senior Vice President of the Adviser.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

William D. Baird 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Frank V. Caruso 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Vadim Zlotnikov 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$101.7	Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $80,399 (0.09% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio			Fiscal Year
Growth Portfolio	Class A Class B	1.06 1.31	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Effective Adv. Fee (%)
Growth Portfolio	$101.7	U.S. Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.521	0.750

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages The AllianceBernstein Portfolios—Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of Growth Fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Effective Adv. Fee (%)
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.550	0.550

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/Unhedged	0.750

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median	Rank
Growth Portfolio	0.750	0.751	4/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. It should be noted that Lipper uses

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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AllianceBernstein Variable Products Series Fund

expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.12

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Portfolio	1.059	0.930	8/11	0.851	27/32

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, ABI received $140,376 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $241,444 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation

12	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

13	Most recently completed fiscal year end Class A total expense ratio.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.14

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2010.21

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	30.93	41.41	42.55	9/11	39/46
3 year	-7.08	-2.71	-2.99	7/10	28/39
5 year	-1.03	4.01	2.83	9/9	30/36
10 year	-3.88	-1.64	-1.64	7/8	22/30

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio[25]	30.93	-7.08	-1.03	-3.88	6.53	19.41	-0.25	10
Russell 1000 Growth Index	37.85	-4.15	1.42	-3.95	6.27	18.97	-0.27	10
Russell 3000 Growth Index[26]	37.94	-4.30	1.38	-3.78	6.14	N/A	N/A	N/A
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25	On May 1, 2009, the Portfolio’s benchmark changed from Russell 3000 Index to Russell 1000 Index.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Portfolio may invest in companies of any size and in any industry. The Portfolio also invests in high-quality securities of non-US issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2010.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2010. Stock selection detracted most in the energy sector, primarily due to the Portfolio’s position in BP. Investors punished BP for its liability in the Gulf of Mexico oil spill. The research of the Portfolio’s Relative Value Investment Team (the “Team”) indicated that BP had one of the best production growth profiles of the large global integrated oil companies. The Team added to the position in the second quarter, after the oil rig explosion, as the stock changed from an attractively valued growth opportunity into a deep value stock with some growth upside. The Team continues to believe that BP offers large growth potential. Other detractors included BlackRock and Amgen.

On an absolute basis performance was positive. An emphasis on firms with attractive free cash flow yields and disciplined capital management led the Portfolio to outperform the benchmark when risk aversion was rising, but underperform in periods when investor appetites for risk taking increased. Corporate acquisition bids at attractive premiums for several holdings contributed to returns and confirmed the Team’s perception of value. Among them was CenturyLink’s bid for Qwest Communications. Also contributing positively to performance were positions in Dover and Sybase.

The Portfolio did not utilize leverage or derivatives during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

Equity markets finished the year with strong gains, despite sharp losses in the spring and summer that interrupted the global market recovery. US and emerging-market equities outpaced developed European and Japanese equities, and small-caps beat large-caps by a wide margin during 2010.

The Portfolio’s relative-value investment process balances valuation with quality (fundamental business success) and momentum. This approach has historically worked well over time, but not in all environments. Thus, the Team is sticking with the Portfolio’s current disciplines. The Team’s conviction in the Portfolio’s current strategy is bolstered by research and experience showing that relative-value stocks have historically outperformed by wide margins after periods of strong deep-value leadership. The Portfolio currently has a modest tilt to cyclical sectors, with a large overweight in technology and more moderate overweights in industrials and consumer sectors, relative to the benchmark.

1

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000® Value Index represents the performance of 1000 large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Investing a substantial amount of assets in fewer economic sectors may be more volatile than more diversified strategies. Economic or market conditions affecting a particular sector could have a major impact on the portfolio’s value. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	10 Years**
AllianceBernstein Growth & Income Portfolio Class A*	13.09%	0.01%	1.94%
AllianceBernstein Growth & Income Portfolio Class B*	12.80%	-0.25%	1.69%
Russell 1000 Value Index	15.51%	1.28%	3.26%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2010 by 0.27%. For additional information regarding the impact of class action settlement proceeds on Portfolio performance, please see the Financial Highlights section of this report on pages 17 and 18.

**  Average annual returns.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.63% and 0.88% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/00 – 12/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/00 to 12/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

GROWTH & INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,226.99	$3.48	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16	0.62%

Class B
Actual	$1,000	$1,224.62	$4.88	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43	0.87%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
JPMorgan Chase & Co.	$42,465,814	4.2%
Chevron Corp.	38,023,875	3.8
Amgen, Inc.	36,700,650	3.6
Comcast Corp.—Class A	29,553,165	2.9
Exxon Mobil Corp.	28,743,472	2.9
Microsoft Corp.	28,349,968	2.8
BP PLC (Sponsored ADR)	27,199,886	2.7
ACE Ltd.	26,922,503	2.7
UnitedHealth Group, Inc.	26,562,516	2.6
AT&T, Inc.	25,910,222	2.6

	$310,432,071	30.8%

SECTOR DIVERSIFICATION**

December 31, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$190,359,400	18.9%
Health Care	153,443,318	15.2
Industrials	133,466,550	13.3
Information Technology	130,428,167	12.9
Energy	127,931,586	12.7
Consumer Discretionary	91,723,313	9.1
Consumer Staples	75,616,778	7.5
Telecommunication Services	54,571,872	5.4
Utilities	17,491,822	1.7
Materials	4,809,960	0.5
Short-Term Investments	28,256,000	2.8

Total Investments	$1,008,098,766	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.3%
FINANCIALS – 18.9%
CAPITAL MARKETS–4.8%
BlackRock, Inc.–Class A	45,650	$8,699,977
Franklin Resources, Inc.	76,100	8,463,081
Goldman Sachs Group, Inc. (The)	81,300	13,671,408
Northern Trust Corp.	128,335	7,111,042
SEI Investments Co.	157,400	3,744,546
State Street Corp.	150,920	6,993,633

		48,683,687

COMMERCIAL BANKS–1.5%
PNC Financial Services Group, Inc.	114,470	6,950,618
Wells Fargo & Co.	257,600	7,983,024

		14,933,642

DIVERSIFIED FINANCIAL SERVICES–4.8%
IntercontinentalExchange, Inc.(a)	49,600	5,909,840
JPMorgan Chase & Co.	1,001,080	42,465,814

		48,375,654

INSURANCE–7.8%
ACE Ltd.	432,490	26,922,503
Arch Capital Group Ltd.(a)	78,199	6,885,422
Axis Capital Holdings Ltd.	615,946	22,100,142
Loews Corp.	194,920	7,584,337
Travelers Cos., Inc. (The)	266,990	14,874,013

		78,366,417

		190,359,400

HEALTH CARE–15.2%
BIOTECHNOLOGY–5.5%
Amgen, Inc.(a)	668,500	36,700,650
Gilead Sciences, Inc.(a)	515,100	18,667,224

		55,367,874

HEALTH CARE PROVIDERS & SERVICES–4.4%
AmerisourceBergen Corp.–Class A	294,010	10,031,621
Cardinal Health, Inc.	194,100	7,435,971
UnitedHealth Group, Inc.	735,600	26,562,516

		44,030,108

PHARMACEUTICALS–5.3%
Abbott Laboratories	149,900	7,181,709
Eli Lilly & Co.	191,100	6,696,144
Endo Pharmaceuticals Holdings, Inc.(a)	102,375	3,655,811
Forest Laboratories, Inc.(a)	346,119	11,068,886
Merck & Co., Inc.	288,489	10,397,143
Pfizer, Inc.	859,260	15,045,643

		54,045,336

		153,443,318

Company	Shares	U.S. $ Value

INDUSTRIALS–13.3%
AEROSPACE & DEFENSE–4.9%
Honeywell International, Inc.	311,300	$16,548,708
ITT Corp.	71,700	3,736,287
L-3 Communications Holdings, Inc.	45,660	3,218,573
Raytheon Co.	396,470	18,372,420
United Technologies Corp.	93,500	7,360,320

		49,236,308

CONSTRUCTION & ENGINEERING–0.7%
URS Corp.(a)	174,600	7,265,106

ELECTRICAL EQUIPMENT–3.0%
AMETEK, Inc.	224,700	8,819,475
Emerson Electric Co.	225,000	12,863,250
Hubbell, Inc.–Class B	130,920	7,872,220

		29,554,945

MACHINERY–2.9%
Dover Corp.	432,300	25,267,935
Joy Global, Inc.	45,440	3,941,920

		29,209,855

ROAD & RAIL–1.8%
Norfolk Southern Corp.	289,722	18,200,336

		133,466,550

INFORMATION TECHNOLOGY–13.0%
COMPUTERS & PERIPHERALS–1.5%
EMC Corp.(a)	167,655	3,839,299
Hewlett-Packard Co.	271,500	11,430,150

		15,269,449

IT SERVICES–4.2%
Accenture PLC	190,973	9,260,281
Amdocs Ltd.(a)	304,000	8,350,880
International Business Machines Corp.	128,000	18,785,280
VeriFone Systems, Inc.(a)	134,439	5,183,968

		41,580,409

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.8%
Avago Technologies Ltd.	226,300	6,442,761
Intel Corp.	374,300	7,871,529
Marvell Technology Group Ltd.(a)	205,600	3,813,880

		18,128,170

SOFTWARE–5.5%
Activision Blizzard, Inc.	641,513	7,980,422
Intuit, Inc.(a)	74,340	3,664,962
MICROS Systems, Inc.(a)	184,020	8,071,117
Microsoft Corp.	1,015,400	28,349,968
Oracle Corp.	235,900	7,383,670

		55,450,139

		130,428,167

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–12.7%
ENERGY EQUIPMENT & SERVICES–1.8%
Helmerich & Payne, Inc.	154,500	$7,490,160
Noble Corp.	107,940	3,861,014
Oceaneering International, Inc.(a)	97,670	7,191,442

		18,542,616

OIL, GAS & CONSUMABLE FUELS–10.9%
BP PLC (Sponsored ADR)	615,800	27,199,886
Chevron Corp.	416,700	38,023,875
Devon Energy Corp.	79,300	6,225,843
Exxon Mobil Corp.	393,100	28,743,472
Occidental Petroleum Corp.	93,740	9,195,894

		109,388,970

		127,931,586

CONSUMER DISCRETIONARY–9.1%
INTERNET & CATALOG RETAIL–0.3%
Liberty Media Corp.–Interactive(a)	159,295	2,512,082

LEISURE EQUIPMENT & PRODUCTS–0.1%
Mattel, Inc.	55,419	1,409,305

MEDIA–6.4%
Comcast Corp.–Class A	1,345,160	29,553,165
Interpublic Group of Cos., Inc. (The)(a)	1,341,038	14,241,824
News Corp.–Class A	950,130	13,833,893
Time Warner, Inc.	225,806	7,264,179

		64,893,061

MULTILINE RETAIL–1.4%
Kohl’s Corp.(a)	124,810	6,782,176
Target Corp.	119,000	7,155,470

		13,937,646

SPECIALTY RETAIL–0.9%
TJX Cos., Inc.	202,100	8,971,219

		91,723,313

CONSUMER STAPLES–7.5%
BEVERAGES–0.4%
Molson Coors Brewing Co.–Class B	75,400	3,784,326

FOOD & STAPLES RETAILING–1.8%
Kroger Co. (The)	839,728	18,776,318

FOOD PRODUCTS–0.6%
ConAgra Foods, Inc.	261,855	5,912,686

HOUSEHOLD PRODUCTS–0.7%
Kimberly-Clark Corp.	106,300	6,701,152

Company	Shares	U.S. $ Value

TOBACCO–4.0%
Lorillard, Inc.	306,321	$25,136,701
Philip Morris International, Inc.	261,500	15,305,595

		40,442,296

		75,616,778

TELECOMMUNICATION SERVICES–5.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.4%
AT&T, Inc.	881,900	25,910,222
Qwest Communications International, Inc.	1,801,000	13,705,610
Verizon Communications, Inc.	418,000	14,956,040

		54,571,872

UTILITIES–1.7%
GAS UTILITIES–1.0%
Energen Corp.	202,900	9,791,954

MULTI-UTILITIES–0.7%
DTE Energy Co.	169,900	7,699,868

		17,491,822

MATERIALS–0.5%
CHEMICALS–0.5%
Valspar Corp.	139,500	4,809,960

Total Common Stocks (cost $849,179,615)		979,842,766

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.8%
TIME DEPOSIT–2.8%
State Street Time Deposit 0.01%, 1/03/11 (cost $28,256,000)	$28,256	28,256,000

TOTAL INVESTMENTS–100.1% (cost $877,435,615)		1,008,098,766
Other assets less liabilities–(0.1)%		(863,434)

NET ASSETS–100.0%		$1,007,235,332

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $877,435,615)	$1,008,098,766
Cash	675
Dividends and interest receivable	950,288
Receivable for capital stock sold	119,131

Total assets	1,009,168,860

LIABILITIES
Payable for capital stock redeemed	853,330
Advisory fee payable	467,044
Printing fee payable	355,913
Distribution fee payable	170,004
Administrative fee payable	18,681
Transfer Agent fee payable	116
Accrued expenses	68,440

Total liabilities	1,933,528

NET ASSETS	$1,007,235,332

COMPOSITION OF NET ASSETS
Capital stock, at par	$59,077
Additional paid-in capital	1,265,842,140
Undistributed net investment income	10,942,467
Accumulated net realized loss on investment transactions	(400,271,503)
Net unrealized appreciation on investments	130,663,151

$1,007,235,332

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$201,521,500	11,722,592	$17.19
B	$805,713,832	47,354,349	$17.01

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $27,386)	$19,131,147
Interest	1,805

19,132,952

EXPENSES
Advisory fee (see Note B)	5,452,055
Distribution fee—Class B	1,976,988
Transfer agency—Class A	1,920
Transfer agency—Class B	7,602
Printing	426,792
Custodian	150,937
Administrative	72,511
Legal	54,271
Audit	32,224
Directors’ fees	3,571
Miscellaneous	11,614

Total expenses	8,190,485

Net investment income	10,942,467

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	96,916,273
Net change in unrealized appreciation/depreciation of investments	9,255,997

Net gain on investment transactions	106,172,270

NET INCREASE IN NET ASSETS FROM OPERATIONS	$117,114,737

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010		Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,942,467		$13,658,012
Net realized gain (loss) on investment transactions	96,916,273		(115,067,526)
Net change in unrealized appreciation/depreciation of investments	9,255,997		284,082,809

Net increase in net assets from operations	117,114,737		182,673,295
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(8,556,135)
Class B	–0	–	(27,674,199)
CAPITAL STOCK TRANSACTIONS
Net decrease	(162,497,663)		(125,738,477)

Total increase (decrease)	(45,382,926)		20,704,484
NET ASSETS
Beginning of period	1,052,618,258		1,031,913,774

End of period (including undistributed net investment income of $10,942,467 and $0, respectively)	$1,007,235,332		$1,052,618,258

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks	$979,842,766		$–0	–	$–0	–	$979,842,766
Short-Term Investments	–0	–	28,256,000		–0	–	28,256,000

Total Investments in Securities	979,842,766		28,256,000		–0	–	1,008,098,766
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$979,842,766		$28,256,000		$–0	–	$1,008,098,766

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

12

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $72,511.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $1,259,175, of which $496 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$640,029,823		$807,937,752
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$882,738,625

Gross unrealized appreciation	$143,200,742
Gross unrealized depreciation	(17,840,601)

Net unrealized appreciation	$125,360,141

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Portfolio did not engage in derivative transactions for the year ended December 31, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2010		Year Ended December 31, 2009
Class A
Shares sold	629,632		2,316,617	$9,952,979		$30,462,102
Shares issued in reinvestment of dividends	–0	–	608,547	–0	–	8,556,135
Shares redeemed	(3,055,947)		(4,947,858)	(46,792,122)		(66,046,095)

Net decrease	(2,426,315)		(2,022,694)	$(36,839,143)		$(27,027,858)

Class B
Shares sold	1,401,841		2,377,398	$21,636,957		$31,795,717
Shares issued in reinvestment of dividends	–0	–	1,981,677	–0	–	27,674,199
Shares redeemed	(9,574,652)		(12,060,791)	(147,295,477)		(158,180,535)

Net decrease	(8,172,811)		(7,701,716)	$(125,658,520)		$(98,710,619)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which

14

AllianceBernstein Variable Products Series Fund

could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$–0	–	$36,230,334

Total taxable distributions	–0	–	36,230,334

Total distributions paid	$–0	–	$36,230,334

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,942,467
Accumulated capital and other losses	(394,968,493	)(a)
Unrealized appreciation/(depreciation)	125,360,141	(b)

Total accumulated earnings/(deficit)	$(258,665,885)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $394,968,493 of which $157,399,309 expires in the year 2016 and $237,569,184 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $84,929,373.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment transactions and additional paid in capital.

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$15.20		$13.10		$26.82	$27.19	$24.88

Income From Investment Operations
Net investment income (a)	.20		.21		.30	.39	.36
Net realized and unrealized gain (loss) on investment transactions	1.79		2.47		(9.77)	.97	3.66
Contributions from Adviser	–0	–	–0	–	.00 (b)	.06	–0	–

Net increase (decrease) in net asset value from operations	1.99		2.68		(9.47)	1.42	4.02

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.58)		(.45)	(.41)	(.37)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(3.80)	(1.38)	(1.34)

Total dividends and distributions	–0	–	(.58)		(4.25)	(1.79)	(1.71)

Net asset value, end of period	$17.19		$15.20		$13.10	$26.82	$27.19

Total Return
Total investment return based on net asset value) (c)	13.09	%*	20.82	%*	(40.60)%*	5.12%**	17.29%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$201,521		$215,085		$211,920	$456,159	$529,732
Ratio to average net assets of:
Expenses	.63	%(d)	.63%		.62%	.59%	.61	%(d)
Net investment income	1.30	%(d)	1.58%		1.61%	1.43%	1.42	%(d)
Portfolio turnover rate	66%		125%		184%	74%	60%

See footnote summary on page 18.

17

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$15.08		$12.97		$26.55	$26.93	$24.65

Income From Investment Operations
Net investment income (a)	.16		.18		.25	.32	.29
Net realized and unrealized gain (loss) on investment transactions	1.77		2.42		(9.66)	.96	3.63
Contributions from Adviser	–0	–	–0	–	.00 (b)	.06	–0	–

Net increase (decrease) in net asset value from operations	1.93		2.60		(9.41)	1.34	3.92

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.49)		(.37)	(.34)	(.30)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(3.80)	(1.38)	(1.34)

Total dividends and distributions	–0	–	(.49)		(4.17)	(1.72)	(1.64)

Net asset value, end of period	$17.01		$15.08		$12.97	$26.55	$26.93

Total Return
Total investment return based on net asset value (c)	12.80	%*	20.35	%*	(40.69)%*	4.86%**	16.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$805,714		$837,533		$819,994	$1,758,210	$2,013,964
Ratio to average net assets of:
Expenses	.88	%(d)	.88%		.87%	.84%	.86	%(d)
Net investment income	1.05	%(d)	1.33%		1.36%	1.18%	1.17	%(d)
Portfolio turnover rate.	66%		125%		184%	74%	60%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.27%, 0.54% and 0.46%, respectively.

**	Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

See notes to financial statements.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth & Income Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

19

GROWTH AND INCOME PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Product Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	51,845,515	3,330,329	3,871,027

20

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

21

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ## Chairman of the Board 78 (1990)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

25

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

26

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,060.5	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $79,420 (0.01% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.63% Class B 0.88%	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	$1,060.5	Relative Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.277	0.550

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Growth & Income Fund, Inc.6 and what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein retail mutual fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Value Portfolio Class A Class I (Institutional)	1.50% 0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	Client # 1-	0.30% on first $1 billion 0.25% on next $500 million 0.20% thereafter	0.297	0.550

	Client # 2[7]	0.30% of average daily net assets	0.300	0.550

It is fair to note that the services the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	The client is an affiliate of the Adviser.

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Growth & Income Portfolio[12]	0.550	0.675	2/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio[17]	0.633	0.732	2/11	0.832	9/75

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and on a total expense ratio basis.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	The Portfolio’s EG includes the Portfolio, five other VIP Multi-Cap Core funds (“MLCE”), four VIP Multi-Cap Growth funds (“MLGE”) and one VIP Mid-Cap Growth fund (“MCGE”).

13	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

16	Most recently completed fiscal year end Class A total expense ratio.

17	The Portfolio’s EU includes the Portfolio, EG and all other VIP MLGE and MCGE funds, excluding outliers.

30

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,966,477 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $456,899 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.18

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

18	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

31

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended January 31, 2010.25

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.93	34.36	35.80	6/6	103/104
3 year	-10.39	-7.86	-6.88	5/6	79/85
5 year	-1.96	-0.90	1.10	5/5	45/48
10 year	2.09	5.26	1.31	3/3	13/32

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

24	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	21.93	-10.39	-1.96	2.09	7.95	16.92	0.04	10
Russell 1000 Value Index	31.44	-10.20	-0.46	2.52	9.85	16.14	0.06	10
Inception Date: January 14, 1991

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into the Portfolio’s broader themes. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macroeconomic insights, the Portfolio’s investment strategy seeks to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, real estate investment trusts and zero coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net) for the one-, five- and 10-year periods ended December 31, 2010.

During the annual period ended December 31, 2010, the Portfolio outperformed the benchmark. Both security and sector selection added to performance with the majority of positive relative performance due to stock selection. The largest contribution came from stock selection in information technology, which benefited from the Portfolio’s Web 2.0 theme, followed by contributions from the consumer discretionary and health care holdings.

The largest detraction from performance came from stock selection in the industrials sector, as the Portfolio’s Abating Climate Change theme languished during 2010.

Individual contributors were spread across themes and sectors, with strong performance from Netflix, Isilon, Illumina and Volkswagen. Cloud computing stocks were strong performers in 2010 as the speed in which information is able to pass over the Internet has grown dramatically while costs declined substantially, allowing companies to save significant costs by moving operations to the Internet. The Portfolio’s Genomics Age theme benefited as the cost associated with mapping a person’s DNA continued to decline at a rapid pace, enabling more tests to be run. Detractors included battery-related companies A123 and NGK, as investors debated the growth trajectory of the electric vehicle market. SKS Microfinance underperformed as investors questioned the fate of the microfinance industry in India following concerns around loan collection practices of some companies in the space. The Global Thematic Growth Portfolio Oversight Group’s (the “Team’s”) decision to overweight the Japanese market also detracted from performance.

During the reporting period, the Portfolio held derivatives, including call options, for investment purposes. The Portfolio also held currency forwards for hedging purposes.

1

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MARKET REVIEW AND INVESTMENT STRATEGY

Volatility continued during 2010, with initial expectations for a continued recovery called into question in the spring, due to concerns over sovereign debt levels in Europe. Adding to these concerns was the oil spill in the Gulf of Mexico and softer economic statistics. The Portfolio used this opportunity to add to cyclically-oriented positions, as the Team believed that the recovery was intact and inflation expectations would rise along with economic growth. Optimism began to pick up in the second half of 2010, helped by the expectation that there would be a shift in power in the US political system and a desire to reduce fiscal spending going forward. There was also increased optimism that existing tax cuts would be extended.

As the outlook for US tax policy improved, the Portfolio shifted exposure into US equities, making it the Portfolio’s largest country overweight. The Portfolio maintained an overweight position in Asia as well as an underweight in Europe, reflecting concerns around the inflexibility of the unified currency for countries with different economic conditions and challenges. Despite its detraction from performance in 2010, the Portfolio remains overweight in Japan, as the Team believes that the country is well positioned to benefit from emerging market growth, free trade agreements with many of its neighbors and attractive valuations relative to history.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (All Country World Index) Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns reflect the reinvestment of dividends. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Market timing involves the difficulty of purchasing or selling a security at an advantageous time or price. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. Small and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	10 Years**
AllianceBernstein Global Thematic Growth Portfolio Class A*	18.93%	4.64%	-1.46%
AllianceBernstein Global Thematic Growth Portfolio Class B*	18.58%	4.39%	-1.70%
MSCI AC World Index (net)	12.67%	3.44%	3.20%

*  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2010 by 0.04%. For additional information regarding the impact of class action settlement proceeds on Portfolio performance, please see the Financial Highlights section of this report on pages 22 and 23.

** Average annual returns

   Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00% and 1.25% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/00 – 12/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Thematic Growth Portfolio Class A shares (from 12/31/00 to 12/31/10) as compared to the performance of the Portfolio’s benchmark, the MSCI AC World Index (net). The chart assumes the reinvestment of dividends and gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

GLOBAL THEMATIC GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,325.40	$6.10	1.04%
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30	1.04%

Class B
Actual	$1,000	$1,323.34	$7.55	1.29%
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.56	1.29%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Denbury Resources, Inc.	$3,724,459	1.8%
Green Dot Corp.	3,648,212	1.8
Nabors Industries Ltd.	3,501,405	1.7
Genomic Health, Inc.	3,459,105	1.7
Weyerhaeuser Co.	3,423,244	1.6
NGK Insulators Ltd.	3,330,024	1.6
Schlumberger Ltd.	3,239,800	1.6
Barrick Gold Corp.	3,196,118	1.5
Occidental Petroleum Corp.	3,188,250	1.5
Monsanto Co.	3,147,728	1.5

	$33,858,345	16.3%

SECTOR DIVERSIFICATION**

December 31, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$43,939,444	21.1%
Information Technology	39,291,532	18.9
Consumer Discretionary	26,065,833	12.5
Energy	23,779,558	11.4
Materials	21,966,616	10.5
Industrials	20,953,163	10.1
Health Care	18,851,571	9.0
Consumer Staples	10,008,693	4.8
Telecommunication Services	1,958,489	0.9
Options Purchased—Calls	826,300	0.4
Short-Term Investments	843,000	0.4

Total Investments	$208,484,199	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$104,441,016	50.1%
Japan	22,010,368	10.6
China	12,049,061	5.8
Hong Kong	11,234,040	5.4
India	6,295,529	3.0
Canada	5,560,819	2.7
Australia	5,346,085	2.5
Brazil	5,209,699	2.5
United Kingdom	5,186,273	2.5
Switzerland	4,553,765	2.2
Germany	4,296,555	2.1
Indonesia	4,245,048	2.0
Israel	2,966,197	1.4
Other	14,246,744	6.8
Short-Term Investments	843,000	0.4

Total Investments	$208,484,199	100.0%

*	All data are as of December 31, 2010. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Argentina, France, Italy, Mongolia, Singapore, South Africa and Thailand.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.5%
FINANCIALS–21.1%
CAPITAL MARKETS–4.6%
Bank of New York Mellon Corp. (The)	82,000	$2,476,400
Credit Suisse Group AG (Sponsored ADR)	54,100	2,186,181
Greenhill & Co., Inc.	33,000	2,695,440
Man Group PLC	487,100	2,258,639

		9,616,660

COMMERCIAL BANKS–5.7%
Bank Rakyat Indonesia Persero Tbk PT	1,891,500	2,200,256
BOC Hong Kong Holdings Ltd.	714,500	2,443,453
Itau Unibanco Holding SA (ADR)(a) (b)	21,600	518,616
Itau Unibanco Holding SA (ADR)	73,870	1,773,619
Siam Commercial Bank PCL	607,400	2,085,450
Standard Chartered PLC	108,448	2,927,634

		11,949,028

CONSUMER FINANCE–2.9%
Green Dot Corp.(a)	64,297	3,648,212
SKS Microfinance Ltd.(a)	159,050	2,284,465

		5,932,677

DIVERSIFIED FINANCIAL SERVICES–1.1%
CME Group, Inc.–Class A	7,200	2,316,600

REAL ESTATE INVESTMENT TRUSTS (REITS)–1.7%
Weyerhaeuser Co.	180,837	3,423,244

REAL ESTATE MANAGEMENT & DEVELOPMENT–5.1%
Ciputra Development TBK PT(a)	52,769,500	2,044,792
Hang Lung Group Ltd.	318,000	2,093,401
Kerry Properties Ltd.	436,000	2,258,739
Sun Hung Kai Properties Ltd.	155,000	2,561,737
Unitech Ltd.	1,180,300	1,742,566

		10,701,235

		43,939,444

INFORMATION TECHNOLOGY–18.9%
COMMUNICATIONS EQUIPMENT–2.2%
Juniper Networks, Inc.(a)	63,800	2,355,496
QUALCOMM, Inc.	43,800	2,167,662

		4,523,158

Company	Shares	U.S. $ Value

COMPUTERS & PERIPHERALS –2.3%
Apple, Inc.(a)	8,400	$2,709,504
Toshiba Corp.	381,000	2,067,794

		4,777,298

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
Dolby Laboratories, Inc.–Class A(a)	31,800	2,121,060

INTERNET SOFTWARE & SERVICES– 5.0%
Google, Inc.–Class A(a)	3,380	2,007,619
MercadoLibre, Inc.(a)	20,500	1,366,325
Rackspace Hosting, Inc.(a)	80,219	2,519,679
Tencent Holdings Ltd.	100,200	2,202,331
WebMD Health Corp.–Class A(a)	43,500	2,221,110

		10,317,064

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.6%
Cree, Inc.(a)	40,750	2,685,018
Netlogic Microsystems, Inc.(a)	87,413	2,745,642

		5,430,660

SOFTWARE–5.8%
Intuit, Inc.(a)	50,700	2,499,510
Red Hat, Inc.(a)	52,700	2,405,755
Salesforce.com, Inc.(a)	18,350	2,422,200
Temenos Group AG(a)	56,950	2,367,584
VMware, Inc.–Class A(a)	27,300	2,427,243

		12,122,292

		39,291,532

CONSUMER DISCRETIONARY–12.5%
AUTO COMPONENTS–1.0%
Johnson Controls, Inc.	55,900	2,135,380

AUTOMOBILES–2.2%
Byd Co., Ltd.–Class H	456,000	2,400,343
Volkswagen AG (Preference Shares)	13,586	2,208,915

		4,609,258

HOTELS, RESTAURANTS & LEISURE–2.4%
Ctrip.com International Ltd. (ADR)(a)	69,600	2,815,320
Starwood Hotels & Resorts Worldwide, Inc.	35,700	2,169,846

		4,985,166

HOUSEHOLD DURABLES–1.1%
Rinnai Corp.	37,700	2,298,242

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INTERNET & CATALOG RETAIL–3.6%
Amazon.com, Inc.(a)	15,550	$2,799,000
NetFlix, Inc.(a)	14,600	2,565,220
priceline.com, Inc.(a)	5,470	2,185,538

		7,549,758

MEDIA–2.2%
Publicis Groupe SA	41,800	2,181,164
Walt Disney Co. (The)	61,500	2,306,865

		4,488,029

		26,065,833

ENERGY–11.4%
ENERGY EQUIPMENT & SERVICES–4.4%
Nabors Industries Ltd.(a)	149,250	3,501,405
Saipem SpA	51,550	2,545,170
Schlumberger Ltd.	38,800	3,239,800

		9,286,375

OIL, GAS & CONSUMABLE FUELS–7.0%
Cameco Corp.	58,343	2,364,701
Denbury Resources, Inc.(a)	195,100	3,724,459
Occidental Petroleum Corp.	32,500	3,188,250
Paladin Energy Ltd.(a)	456,000	2,298,309
Petroleo Brasileiro SA (ADR)	77,100	2,917,464

		14,493,183

		23,779,558

MATERIALS–10.6%
CHEMICALS–3.9%
Linde AG	13,800	2,087,640
Monsanto Co.	45,200	3,147,728
Stella Chemifa Corp.	62,700	2,937,122

		8,172,490

METALS & MINING–6.7%
Barrick Gold Corp.	60,100	3,196,118
BHP Billiton Ltd. (Sponsored ADR)	32,800	3,047,776
Freeport-McMoRan Copper & Gold, Inc.	23,100	2,774,079
Impala Platinum Holdings Ltd.	75,336	2,668,167
Mongolian Mining Corp.(a)	1,806,500	2,107,986

		13,794,126

		21,966,616

INDUSTRIALS–10.1%
CONSTRUCTION & ENGINEERING–1.5%
Shaw Group, Inc. (The)(a)	90,400	3,094,392

ELECTRICAL EQUIPMENT–2.4%
A123 Systems, Inc.(a)	304,900	2,908,746
Babcock & Wilcox Co.(a)	82,100	2,100,939

		5,009,685

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–1.1%
Jaiprakash Associates Ltd.	957,800	$2,268,498

MACHINERY–3.8%
Fanuc Corp.	13,700	2,094,132
Japan Steel Works Ltd. (The)	227,000	2,364,234
NGK Insulators Ltd.	205,000	3,330,024

		7,788,390

TRADING COMPANIES & DISTRIBUTORS–1.3%
Mitsubishi Corp.	103,600	2,792,198

		20,953,163

HEALTH CARE–9.1%
BIOTECHNOLOGY–2.7%
Cepheid, Inc.(a)	94,300	2,145,325
Genomic Health, Inc.(a)	161,716	3,459,105

		5,604,430

HEALTH CARE PROVIDERS & SERVICES–1.1%
Medco Health Solutions, Inc.(a)	36,500	2,236,355

HEALTH CARE TECHNOLOGY–1.2%
athenahealth, Inc.(a)	60,295	2,470,889

LIFE SCIENCES TOOLS & SERVICES–2.7%
Illumina, Inc.(a)	43,200	2,736,288
WuXi PharmaTech Cayman, Inc. (ADR)(a)	175,800	2,837,412

		5,573,700

PHARMACEUTICALS–1.4%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	56,900	2,966,197

		18,851,571

CONSUMER STAPLES–4.8%
BEVERAGES–1.4%
Heckmann Corp.(a)	572,110	2,877,713

FOOD PRODUCTS–2.4%
Besunyen Holdings Co.(a)	4,303,000	1,793,655
Chaoda Modern Agriculture Holdings Ltd.	2,494,000	1,876,710
Wilmar International Ltd.	294,000	1,292,482

		4,962,847

HOUSEHOLD PRODUCTS–1.0%
Unicharm Corp.	54,600	2,168,133

		10,008,693

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–1.0%
WIRELESS TELECOMMUNICATION SERVICES–1.0%
Softbank Corp.	56,800	$1,958,489

Total Common Stocks (cost $166,840,755)		206,814,899

	Contracts (c)
OPTIONS PURCHASED- CALLS–0.4%
Market Vectors Gold Miners Expiration: Jan `12, Exercise Price: $65.0 (a)	650	482,300
SPDR S&P Homebuilders ETF Expiration: Jan `11, Exercise Price: $17.5 (a)	8,600	344,000

Total Options Purchased-Calls (cost $784,426)		826,300

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 1/03/11 (cost $843,000)	$843	$843,000

TOTAL INVESTMENTS–100.3% (cost $168,468,181)		208,484,199
Other assets less liabilities–(0.3)%		(532,935)

NET ASSETS–100.0%		$207,951,264

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
BNP Paribas SA:
British Pound settling 1/18/11	2,208	$3,495,198	$3,442,161	$(53,037)
Deutsche Bank AG London:
British Pound settling 1/18/11	4,735	7,528,177	7,381,626	(146,551)
UBS AG:
Euro settling 1/18/11	5,636	7,825,981	7,531,209	(294,772)
Westpac Banking Corp:
Australian Dollar settling 1/18/11	3,715	3,551,038	3,793,585	242,547

Sale Contract:
State Street Bank and Trust Co.:
Japanese Yen settling 1/18/11	290,807	3,492,338	3,582,308	(89,970)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of this security amounted to $518,616 or 0.2% of net assets.

(c)	One contract relates to 100 shares.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

10

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $168,468,181)	$208,484,199
Cash	80
Foreign currencies, at value (cost $574,203)	584,223
Receivable for investment securities sold	758,853
Unrealized appreciation of forward currency exchange contracts	242,547
Dividends and interest receivable	116,994
Receivable for capital stock sold	67,921

Total assets	210,254,817

LIABILITIES
Payable for investment securities purchased	1,110,982
Unrealized depreciation of forward currency exchange contracts	584,330
Payable for capital stock redeemed	196,393
Advisory fee payable	130,834
Printing fee payable	119,156
Distribution fee payable	29,698
Administrative fee payable	18,907
Transfer Agent fee payable	116
Accrued expenses and other liabilities	113,137

Total liabilities	2,303,553

NET ASSETS	$207,951,264

COMPOSITION OF NET ASSETS
Capital stock, at par	$10,863
Additional paid-in capital	240,659,523
Undistributed net investment income	681,031
Accumulated net realized loss on investment and foreign currency transactions	(73,031,330)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	39,631,177

$207,951,264

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$66,301,912	3,404,991	$19.47
B	$141,649,352	7,457,610	$18.99

See notes to financial statements.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $141,294)	$3,216,667
Interest	75

	3,216,742

EXPENSES
Advisory fee (see Note B)	1,437,042
Distribution fee—Class B	328,056
Transfer agency—Class A	1,858
Transfer agency—Class B	4,016
Printing	171,524
Custodian	121,672
Administrative	70,917
Audit	40,687
Legal	39,620
Directors’ fees	3,627
Miscellaneous	7,596

Total expenses	2,226,615

Net investment income	990,127

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	28,474,782	(a)
Foreign currency transactions	569,979
Net change in unrealized appreciation/depreciation of:
Investments	2,806,511	(b)
Foreign currency denominated assets and liabilities	(927,980)

Net gain on investment and foreign currency transactions	30,923,292

NET INCREASE IN NET ASSETS FROM OPERATIONS	$31,913,419

(a)	Net of foreign capital gains taxes of $10,076.

(b)	Net of increase in accrued foreign capital gains taxes of $54,270.

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010		Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$990,127		$559,618
Net realized gain (loss) on investment and foreign currency transactions	29,044,761		(1,125,042)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,878,531		68,642,221
Contributions from Adviser (see Note B)	–0	–	19,268

Net increase in net assets from operations	31,913,419		68,096,065
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,299,618)		–0	–
Class B	(2,657,481)		–0	–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(26,899,489)		13,985,231

Total increase	1,056,831		82,081,296
NET ASSETS
Beginning of period	206,894,433		124,813,137

End of period (including undistributed net investment income of $681,031 and $3,043,584, respectively)	$207,951,264		$206,894,433

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or

14

AllianceBernstein Variable Products Series Fund

liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks
Financials	$20,804,161		$21,049,833		$2,085,450		$43,939,444
Information Technology	32,653,823		6,637,709		–0	–	39,291,532
Consumer Discretionary	16,977,169		9,088,664		–0	–	26,065,833
Energy	18,936,079		4,843,479		–0	–	23,779,558
Materials	14,273,687		7,692,929		–0	–	21,966,616
Industrials	8,104,077		12,849,086		–0	–	20,953,163
Health Care	18,851,571		–0	–	–0	–	18,851,571
Consumer Staples	4,671,368		5,337,325		–0	–	10,008,693
Telecommunication Services	–0	–	1,958,489		–0	–	1,958,489
Options Purchased—Calls	–0	–	826,300		–0	–	826,300
Short-Term Investments	–0	–	843,000		–0	–	843,000

Total Investments in Securities	135,271,935		71,126,814	+	2,085,450		208,484,199
Other Financial Instruments* :
Assets
Forward Currency Exchange Contracts	–0	–	242,547		–0	–	242,547
Liabilities
Forward Currency Exchange Contracts	–0	–	(584,330)		–0	–	(584,330)

Total	$135,271,935		$70,785,031		$2,085,450		$208,142,416

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Financials		Total
Balance as of 12/31/09	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	64,968		64,968
Change in unrealized appreciation/depreciation	479,439		479,439
Net purchases (sales)	1,541,043		1,541,043
Net transfers in to Level 3	–0	–	–0	–
Net transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/10	$2,085,450		$2,085,450

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10 *	$479,439		$479,439

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

16

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2009, the Adviser reimbursed the Portfolio $19,268 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $70,917.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $506,110, of which $41 and $34, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$220,342,506		$249,238,324
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$171,515,880

Gross unrealized appreciation	$43,123,934
Gross unrealized depreciation	(6,155,615)

Net unrealized appreciation	$36,968,319

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended December 31, 2010, the Portfolio entered into foreign currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2010, the Portfolio had no transactions in written options.

During the year ended December 31, 2010, the Portfolio entered into purchased options to increase exposure to underlying asset classes.

18

AllianceBernstein Variable Products Series Fund

At December 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$242,547	Unrealized depreciation of forward currency exchange contracts	$584,330
Equity contracts	Investments in securities, at value	826,300

Total		$1,068,847		$584,330

The effect of derivative instruments on the statement of operations for the year ended December 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,029,288	$(936,942)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(799,013)	41,874

Total		$230,275	$(895,068)

For the year ended December 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $18,809,683 and average monthly cost of options contracts was $662,320.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	433,517	982,698		$7,476,983	$13,729,875
Shares issued in reinvestment of dividends	79,731	–0	–	1,299,618	–0	–
Shares redeemed	(1,013,802)	(739,230)		(16,782,505)	(9,788,412)

Net increase (decrease)	(500,554)	243,468		$(8,005,904)	$3,941,463

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	SHARES			AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009
Class B
Shares sold	909,999	2,920,800		$15,228,144	$39,132,269
Shares issued in reinvestment of dividends	166,823	–0	–	2,657,481	–0	–
Shares redeemed	(2,281,874)	(2,210,816)		(36,779,210)	(29,088,501)

Net increase (decrease)	(1,205,052)	709,984		$(18,893,585)	$10,043,768

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$3,957,099	$-0-

Total taxable distributions	$3,957,099	$-0-

Total distributions paid	$3,957,099	$-0-

20

AllianceBernstein Variable Products Series Fund

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$741,560
Accumulated capital and other losses	(70,385,943	)(a)
Unrealized appreciation/(depreciation)	36,925,261	(b)

Total accumulated earnings/(deficit)	$(32,719,122)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward of $69,983,631 of which $21,233,397 expires in the year 2011, $29,949,674 expires in the year 2016 and $18,800,560 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year the Portfolio utilized $29,683,730 of capital loss carryforwards and $142,624,480 of capital loss carryforwards expired in the current fiscal year. For the year ended December 31, 2010, the Portfolio deferred to January 1, 2011 post-October currency losses of $402,312.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of derivatives.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of passive foreign investment companies (PFICs), and a capital loss carryforward expiration resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$16.73		$10.90		$20.71		$17.23		$15.86

Income From Investment Operations
Net investment income (loss) (a)	.12		.07		.00	(b)	(.03)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.98		5.76		(9.81)		3.51		1.42
Contributions from Adviser	–0	–	.00	(b)	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	3.10		5.83		(9.81)		3.48		1.37

Less: Dividends
Dividends from net investment income	(.36)		–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$19.47		$16.73		$10.90		$20.71		$17.23

Total Return
Total investment return based on net asset value (c)	18.93	%*	53.49	%*†	(47.37	)%*	20.20%		8.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,302		$65,358		$39,933		$93,919		$86,819
Ratio to average net assets of:
Expenses	.99	%(d)	1.00%		.93%		.93%		.92	%(d)
Net investment income (loss)	.69	%(d)	.52%		.00	%(b)	(.15)%		(.30	)%(d)
Portfolio turnover rate	117%		215%		141%		132%		117%

See footnote summary on page 23.

22

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$16.34		$10.67		$20.31		$16.94		$15.63

Income From Investment Operations
Net investment income (loss) (a)	.07		.04		(.04)		(.07)		(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.90		5.63		(9.60)		3.44		1.40
Contributions from Adviser	–0	–	.00	(b)	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.97		5.67		(9.64)		3.37		1.31

Less: Dividends
Dividends from net investment income	(.32)		–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$18.99		$16.34		$10.67		$20.31		$16.94

Total Return
Total investment return based on net asset value (c)	18.58	%*	53.14	%*†	(47.46	)%*	19.89%		8.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$141,649		$141,536		$84,880		$191,474		$177,350
Ratio to average net assets of:
Expenses	1.24	%(d)	1.25%		1.18%		1.17%		1.18	%(d)
Net investment income (loss)	.44	%(d)	.27%		(.24)%		(.40)%		(.55	)%(d)
Portfolio turnover rate	117%		215%		141%		132%		117%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.04%, 0.15% and 0.03%, respectively.

†	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.01%.

See notes to financial statements.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Global Thematic Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Thematic Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Thematic Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

24

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, 43.97% of dividends paid qualify for the dividends received deduction.

25

GLOBAL THEMATIC GROWTH PORTFOLIO (THE “PORTFOLIO”)
Results of Stockholders Meeting (unaudited)
AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Product Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.
	Voted For	Withheld Authority
John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	7,869,331	482,863	517,487

26

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Carson(2), Vice President	Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and
Amy P. Raskin(2), Vice President	Chief Financial Officer
Catherine D. Wood(2), Vice President	Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Thematic Growth Portfolio Oversight Group. Mses. Raskin and Wood and Messrs. Carson and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

27

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, † 1345 Avenue of the Americas New York NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ## Chairman of the Board 78 (1990)

Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

28

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)

Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.

		96	None

Garry L. Moody, # 58 (2008)

Independent Consultant, Formerly, Partner, Deloitte & Touche LLP, (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		96	None

29

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

30

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Carson 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Amy P. Raskin 39	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Catherine D. Wood 55	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Vadim Zlotnikov 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

31

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$203.2	Global Thematic Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $79,740 (0.05% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 1.00% Class B 1.25%	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Prior to May 1, 2009, the Portfolio was known as AllianceBernstein Global Technology Portfolio. In addition, the Portfolio’s non-fundamental policy was changed on May 1, 2009 to allow the Portfolio to pursue a broader mandate across multiple sectors worldwide.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

32

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:6

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[7]
Global Thematic Growth Portfolio	$203.2	Global Thematic Research Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.498%	0.750%

5	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Portfolio advisory fee based on March, 2010 net assets. It should be noted that the advisory fees shown for the Portfolios exclude any expense reimbursements related to expense caps.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein retail mutual fund been applicable to the Portfolio:8

Portfolio	ABMF	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[9]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Global Thematic Research Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Thematic Research Growth Portfolio Class A Class I (Institutional)	1.70% 0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

9	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

34

AllianceBernstein Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Portfolio[14]	0.750	0.810	2/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.15 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.16

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Portfolio[19]	0.995	0.995	6/11	0.869	21/29

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and six VIP Global Core funds (“GLCE”).

15	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

18	Most recently completed fiscal year end Class A total expense ratio.

19	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and GLCE funds, excluding outliers.

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GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $275,358 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $258,612 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.20

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two

20	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2009.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

22	The Deli study was originally published in 2002 based on 1997 data.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

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AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio25 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended January 31, 2010.27

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	50.63	46.66	44.36	2/5	5/21
3 year	–3.86	–3.22	–4.75	4/5	7/18
5 year	1.75	4.18	3.88	4/4	10/13
10 year	–6.01	–0.18	1.18	3/3	11/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)28 versus its benchmarks.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[31]	50.63	–3.86	1.75	–6.01	4.26	29.21	–0.16	10
MSCI AC World Index (Net)	40.84	–6.28	2.63	0.54	N/A	16.96	–0.05	10
MSCI World Index (Net)[32]	36.58	–7.32	1.61	–0.08	4.59	N/A	N/A	N/A
Inception Date: January 11, 1996

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

26	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

27	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

29	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

30	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31	On May 1, 2009, the Portfolio’s benchmark changed from MSCI World (Net) Index to MSCI AC World Index.

32	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

37

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

38

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes. The Portfolio may invest without limit in US dollar denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Barclays Capital US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2010.

The Portfolio outperformed its benchmark for the annual reporting period ended December 31, 2010. The Portfolio’s sector allocation was the primary positive driver of relative performance followed by security selection and yield curve positioning. Within the Portfolio’s sector allocation, an overweight position in commercial mortgage-backed securities (CMBS), exposure to high yield corporates and an underweight to US Treasury issues, all contributed positively. Security selection within the Portfolio’s corporate holdings (investment grade and high yield) was also positive. Yield curve positioning, specifically an overweight in the five- to 10-year area of the yield curve, contributed positively. Currency positioning for the 12-month period ended December 31, 2010, was relatively flat as positive long positions in the Australian dollar and Swedish krona were offset by negative contribution from a short position in the Japanese yen and long position in the Norwegian krone.

During the reporting period, the Portfolio held futures contracts, which were used to adjust the duration of the Portfolio. The Portfolio utilized forwards for its active long and short currency positions. The Portfolio also held an interest rate swap, which had no material impact on performance. This position was held to manage the interest rate risk within the Portfolio.

MARKET REVIEW AND INVESTMENT STRATEGY

The global economic recovery continued in 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Investors gained confidence from increasing signs that the global economic recovery was gaining momentum. Financial markets followed, making fitful progress early in the year and credit spreads narrowed.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip in the US economy, however, rose in the second quarter of 2010, dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal, Spain and then eventually Ireland by the rating agencies added to the anxiety along with renewed concern about Ireland.

Toward the end of 2010, global risk aversion declined as global economic data turned more positive supporting the view that the economic recovery was gaining momentum. Investors exhibited an increased appetite for risk. Reflecting this renewed optimism, government bond yields rose, nongovernment sectors outperformed and equity markets rallied at year end.

Most major fixed income indices posted solid absolute returns for the annual period as markets continued to recover. Within the Barclays Capital US Aggregate Bond Index, CMBS securities continued to rebound posting

1

AllianceBernstein Variable Products Series Fund

strong gains. For the annual period under review, CMBS returned 20.40%, followed by high yield corporates rising 15.12% and investment grade corporates up 9.00%. All three sectors saw significant spread compression. Asset-backed securities led by credit cards returned 5.85%. The agency mortgage backed sector followed returning 5.37%. Treasury securities, which sold off in the final quarter of the year as investors became less risk averse, returned 5.87%. Despite the spike in US Treasury yields seen in the fourth quarter, Treasury yields declined over the course of 2010.

The US Investment Grade Core Fixed Income Investment Team (the “Team”) has modestly shortened the average duration of the Portfolio to make it less vulnerable to the effects of rising interest rates. Furthermore, yield curves remain steep compared to history, which provides a measure of natural protection against rising rates. In addition, the Team’s risk-taking continues to be concentrated in nongovernment sectors such as corporate credit and commercial mortgage-backed securities. The higher yields offered in these sectors should help cushion the impact of rising rates. The Team continues to view investment-grade corporate debt as attractive on a risk-adjusted basis. Business confidence is rebounding as the economy recovers, and corporations—particularly in the US—have strong balance sheets and ample cash flow to cover their debts. The Team is also maintaining a meaningful overweight in super-senior CMBS, as well as an underweight in agency mortgages. With significant further spread compression unlikely and overall yield levels likely to rise, the Team expects returns to be much more modest. In 2011, the Team expects most nongovernment sectors’ excess returns to be largely in line with their incremental yield advantage.

2

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital US Aggregate Bond Index represents the performance of securities within the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Trying to enhance investment returns by borrowing money or using other leverage tools magnify both gains and losses, resulting in greater volatility. Liquidity risk is the difficulty of purchasing or selling a security at an advantageous time or price. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	10 Years**
AllianceBernstein Intermediate Bond Portfolio* Class A*	9.20%	5.72%	5.37%
AllianceBernstein Intermediate Bond Portfolio Class B*	8.93%	5.44%	5.11%
Barclays Capital US Aggregate Bond Index	6.54%	5.80%	5.84%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the 12 month period ended December 31, 2010, by 0.04%. For additional information regarding the impact of class action settlement proceeds on Portfolio performance, please see the Financial Highlights section of this report on pages 31 and 32.

**  Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.69% and 0.94% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/00 – 12/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Bond Portfolio Class A shares (from 12/31/00 to 12/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,029.93	$3.48	0.68%
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.47	0.68%

Class B
Actual	$1,000	$1,028.53	$4.70	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69	0.92%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2010	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grades	$52,665,584	33.0%
Mortgage Pass-Thru’s	28,645,150	18.0
Governments—Treasuries	27,453,182	17.2
Commercial Mortgage-Backed Securities	16,140,585	10.1
Agencies	13,482,894	8.5
Corporates—Non-Investment Grades	6,790,894	4.3
Asset-Backed Securities	2,605,210	1.6
Governments—Sovereign Agencies	2,309,170	1.4
Inflation-Linked Securities	1,789,424	1.1
CMOs	1,259,062	0.8
Quasi-Sovereigns	1,153,133	0.7
Supranationals	807,473	0.5
Governments—Sovereign Bonds	789,984	0.5
Local Governments—Municipal Bonds	422,581	0.3
Preferred Stocks	294,122	0.2
Other**	273,603	0.2
Short-Term Investments	2,510,000	1.6

Total Investments	$159,392,051	100.0%

*	The Portfolio’s security type is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details)

**	“Other” represents less than 0.2% weightings in the following security types: Common Stocks, Emerging Markets—Corporate Bonds and Warrants.

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADES–33.2%

INDUSTRIAL–16.0%
BASIC–2.9%
Alcoa, Inc. 6.75%, 7/15/18	U.S.$	178	$193,947
Anglo American Capital PLC 9.375%, 4/08/19(a)		315	423,717
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		250	260,000
ArcelorMittal 6.125%, 6/01/18		555	591,345
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		407	484,959
Dow Chemical Co. (The) 7.375%, 11/01/29		15	18,032
7.60%, 5/15/14		241	277,966
8.55%, 5/15/19		313	392,267
Eastman Chemical Co. 5.50%, 11/15/19		56	58,922
International Paper Co. 7.50%, 8/15/21		208	245,682
7.95%, 6/15/18		310	368,889
Packaging Corp. of America 5.75%, 8/01/13		155	166,221
PPG Industries, Inc. 5.75%, 3/15/13		455	493,838
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		460	536,289
Teck Resources Ltd. 6.00%, 8/15/40		27	28,547
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		124	136,710

			4,677,331

CAPITAL GOODS–0.5%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		41	42,576
Owens Corning 6.50%, 12/01/16		265	280,667
Republic Services, Inc. 5.25%, 11/15/21		150	158,083
5.50%, 9/15/19		230	250,823

			732,149

COMMUNICATIONS–MEDIA–2.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)		170	187,480
CBS Corp. 8.875%, 5/15/19		420	528,394
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		280	387,403
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14		160	170,521
6.375%, 6/15/15		216	223,290
News America Holdings, Inc. 9.25%, 2/01/13		235	270,836

	Principal Amount (000)		U.S. $ Value

News America, Inc. 6.55%, 3/15/33	U.S.$	210	$223,255
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		185	235,208
RR Donnelley & Sons Co. 4.95%, 4/01/14		65	66,595
5.50%, 5/15/15		185	189,078
11.25%, 2/01/19		255	319,136
TCI Communications, Inc. 7.875%, 2/15/26		210	248,437
Time Warner Cable, Inc. 7.50%, 4/01/14		145	166,287
Time Warner Entertainment Co. LP 8.375%, 3/15/23		550	690,591
WPP Finance UK 8.00%, 9/15/14		415	477,436

			4,383,947

COMMUNICATIONS– TELECOMMUNICATIONS–1.7%
America Movil SAB de CV 5.00%, 3/30/20		425	441,765
American Tower Corp. 5.05%, 9/01/20		340	334,368
AT&T Corp. 8.00%, 11/15/31		20	25,138
Embarq Corp. 7.082%, 6/01/16		445	492,129
Qwest Corp. 7.50%, 10/01/14		400	448,000
Telecom Italia Capital SA 6.175%, 6/18/14		355	377,531
6.375%, 11/15/33		40	34,332
United States Cellular Corp. 6.70%, 12/15/33		575	558,534

			2,711,797

CONSUMER CYCLICAL– AUTOMOTIVE–0.8%
Daimler Finance North America LLC 5.75%, 9/08/11		120	123,994
7.30%, 1/15/12		121	128,561
7.75%, 1/18/11		45	45,103
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		300	315,275
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		320	332,266
Volvo Treasury AB 5.95%, 4/01/15(a)		305	331,288

			1,276,487

CONSUMER CYCLICAL– ENTERTAINMENT–0.6%
Time Warner, Inc. 7.625%, 4/15/31		390	474,116
Viacom, Inc. 5.625%, 9/15/19		375	416,650

			890,766

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL–OTHER–0.4%
Marriott International, Inc. Series J 5.625%, 2/15/13	U.S.$	502	$538,389
Toll Brothers Finance Corp. 5.15%, 5/15/15		40	40,889
6.875%, 11/15/12		7	7,415

			586,693

CONSUMER CYCLICAL–RETAILERS–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		180	210,756

CONSUMER NON-CYCLICAL–2.0%
Ahold Finance USA LLC 6.875%, 5/01/29		375	417,814
Altria Group, Inc. 9.70%, 11/10/18		230	303,422
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		206	212,488
5.875%, 5/15/13		350	374,706
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		350	379,304
Delhaize Group SA 5.875%, 2/01/14		105	115,874
Fortune Brands, Inc. 4.875%, 12/01/13		374	390,773
5.125%, 1/15/11		115	115,112
Newell Rubbermaid, Inc. 5.50%, 4/15/13		155	166,779
Reynolds American, Inc. 7.25%, 6/01/13		105	116,830
7.625%, 6/01/16		395	459,079
Ventas Realty LP / Ventas Capital Corp. 6.75%, 4/01/17		84	88,015
Whirlpool Corp. 8.60%, 5/01/14		55	63,420

			3,203,616

ENERGY–2.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16		382	410,378
6.45%, 9/15/36		124	123,676
Baker Hughes, Inc. 6.50%, 11/15/13		205	233,307
ConocoPhillips Holding Co. 6.95%, 4/15/29		155	190,494
Hess Corp. 7.875%, 10/01/29		165	207,078
8.125%, 2/15/19		29	36,638
Marathon Oil Corp. 7.50%, 2/15/19		127	157,726
Nabors Industries, Inc. 9.25%, 1/15/19		425	526,654

	Principal Amount (000)		U.S. $ Value

Noble Energy, Inc. 8.25%, 3/01/19	U.S.$	406	$507,333
Noble Holding International Ltd. 4.90%, 8/01/20		32	33,104
TNK-BP Finance SA 7.50%, 7/18/16(a)		100	111,120
Valero Energy Corp. 6.875%, 4/15/12		515	548,053
Weatherford International Ltd. 5.15%, 3/15/13		195	206,843
6.00%, 3/15/18		35	37,672
9.625%, 3/01/19		190	243,806
Williams Cos., Inc. (The) 7.875%, 9/01/21		214	252,592

			3,826,474

OTHER INDUSTRIAL–0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		440	487,310

TECHNOLOGY–0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		64	64,968
Computer Sciences Corp. 5.50%, 3/15/13		280	299,399
Motorola, Inc. 6.50%, 9/01/25		125	128,551
7.50%, 5/15/25		25	27,184
Xerox Corp. 8.25%, 5/15/14		375	437,726

			957,828

TRANSPORTATION– AIRLINES–0.2%
Southwest Airlines Co. 5.25%, 10/01/14		210	220,865
5.75%, 12/15/16		155	164,098

			384,963

TRANSPORTATION– SERVICES–0.7%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		420	403,787
Aviation Capital Group 7.125%, 10/15/20(a)		155	158,664
Con-way, Inc. 6.70%, 5/01/34		280	256,893
Ryder System, Inc. 5.85%, 11/01/16		116	127,438
7.20%, 9/01/15		108	123,865

			1,070,647

			25,400,764

FINANCIAL INSTITUTIONS–13.0%
BANKING–6.4%
American Express Co. 7.25%, 5/20/14		210	239,238
Bank of America Corp. 5.625%, 7/01/20		210	214,093
Series L 5.65%, 5/01/18		870	888,942

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

BankAmerica Capital II Series 2 8.00%, 12/15/26	U.S.$	98	$98,612
Barclays Bank PLC 5.75%, 9/14/26	GBP	75	110,993
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	U.S.$	450	494,437
Citigroup, Inc. 5.50%, 4/11/13		195	207,642
6.50%, 8/19/13		355	389,811
8.50%, 5/22/19		505	626,925
Compass Bank 5.50%, 4/01/20		250	242,325
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		395	426,862
7.50%, 2/15/19		295	343,967
JPMorgan Chase & Co. 4.40%, 7/22/20		710	698,815
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		175	177,576
Macquarie Group Ltd. 4.875%, 8/10/17(a)		425	416,119
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		315	324,548
Morgan Stanley 5.50%, 7/24/20		670	676,884
6.625%, 4/01/18		295	320,007
National Capital Trust II 5.486%, 3/23/15(a)		122	117,530
National City Bank/ Cleveland OH 6.25%, 3/15/11		250	252,606
National Westminster Bank PLC 6.50%, 9/07/21	GBP	50	71,151
Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$	430	448,090
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		400	388,588
Societe Generale 2.50%, 1/15/14(a)		405	404,588
Standard Chartered PLC 6.409%, 1/30/17(a)		100	93,241
UFJ Finance Aruba AEC 6.75%, 7/15/13		240	267,625
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		190	185,801
Union Bank NA 5.95%, 5/11/16		250	266,100
VTB Capital SA 6.609%, 10/31/12(a)		135	143,937
Wachovia Corp. 5.50%, 5/01/13		505	549,539

			10,086,592

	Principal Amount (000)		U.S. $ Value

BROKERAGE–0.1%
Jefferies Group, Inc. 6.875%, 4/15/21	U.S.$	164	$170,441

FINANCE–1.3%
General Electric Capital Corp. 4.80%, 5/01/13		435	465,054
5.625%, 5/01/18		455	496,184
Series A 4.375%, 11/21/11		155	160,027
HSBC Finance Corp. 7.00%, 5/15/12		280	300,424
SLM Corp. Series A 5.375%, 5/15/14		630	633,105

			2,054,794

INSURANCE–4.6%
Aetna, Inc. 6.00%, 6/15/16		135	153,949
Aflac, Inc. 3.45%, 8/15/15		70	71,115
Allstate Corp. (The) 6.125%, 5/15/37		530	528,675
American International Group, Inc. 6.40%, 12/15/20		215	225,580
CIGNA Corp. 5.125%, 6/15/20		165	171,032
Coventry Health Care, Inc. 5.95%, 3/15/17		90	91,502
6.125%, 1/15/15		35	36,445
6.30%, 8/15/14		280	295,661
Genworth Financial, Inc. 6.515%, 5/22/18		520	528,483
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		210	244,465
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		85	85,231
5.50%, 3/30/20		390	395,622
Humana, Inc. 6.30%, 8/01/18		275	296,624
6.45%, 6/01/16		40	43,756
7.20%, 6/15/18		85	96,020
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		145	150,815
Lincoln National Corp. 8.75%, 7/01/19		113	141,346
Markel Corp. 7.125%, 9/30/19		200	217,181
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		225	301,146
MetLife, Inc. 4.75%, 2/08/21		115	117,418
7.717%, 2/15/19		109	133,823
10.75%, 8/01/39		140	187,600

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	360	$417,536
Principal Financial Group, Inc. 7.875%, 5/15/14		325	374,419
Prudential Financial, Inc. 5.15%, 1/15/13		325	346,643
6.20%, 1/15/15		45	49,626
8.875%, 6/15/38		170	197,625
Series D 7.375%, 6/15/19		35	41,266
UnitedHealth Group, Inc. 6.00%, 2/15/18		430	488,113
WellPoint, Inc. 4.35%, 8/15/20		325	322,468
5.875%, 6/15/17		45	50,301
7.00%, 2/15/19		95	111,828
XL Capital Ltd. 5.25%, 9/15/14		110	113,344
6.25%, 5/15/27		200	196,965

			7,223,623

OTHER FINANCE–0.2%
ORIX Corp. 4.71%, 4/27/15		397	402,057

REITS–0.4%
HCP, Inc. 5.95%, 9/15/11		225	232,267
Simon Property Group LP 4.375%, 3/01/21		440	434,822

			667,089

			20,604,596

UTILITY–2.8%
ELECTRIC–1.4%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		425	427,780
Ameren Corp. 8.875%, 5/15/14		235	264,415
Constellation Energy Group, Inc. 5.15%, 12/01/20		325	319,962
FirstEnergy Corp. Series B 6.45%, 11/15/11		19	19,773
Series C 7.375%, 11/15/31		420	442,749
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		235	255,174
Teco Finance, Inc. 4.00%, 3/15/16		95	96,868
5.15%, 3/15/20		120	124,412
Union Electric Co. 6.70%, 2/01/19		45	52,455
Wisconsin Energy Corp. 6.25%, 5/15/67		204	200,940

			2,204,528

	Principal Amount (000)		U.S. $ Value

NATURAL GAS–1.1%
DCP Midstream LLC 5.35%, 3/15/20(a)	U.S.$	108	$111,935
Energy Transfer Partners LP 6.70%, 7/01/18		134	152,019
7.50%, 7/01/38		336	390,815
EQT Corp. 8.125%, 6/01/19		205	238,519
Nisource Finance Corp. 6.80%, 1/15/19		450	520,650
TransCanada PipeLines Ltd. 6.35%, 5/15/67		235	232,047
Williams Partners LP 5.25%, 3/15/20		173	179,332

			1,825,317

OTHER UTILITY–0.3%
Veolia Environnement 6.00%, 6/01/18		350	391,993

			4,421,838

NON CORPORATE SECTORS–1.4%
AGENCIES–NOT GOVERNMENT GUARANTEED–1.4%
Gazprom Via Gaz Capital SA 6.212%, 11/22/16(a)		460	484,725
6.51%, 3/07/22(a)		477	486,540
Petrobras International Finance Co. 5.75%, 1/20/20		670	695,171
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		465	571,950

			2,238,386

Total Corporates–Investment Grades (cost $48,550,418)			52,665,584

MORTGAGE PASS-THRU’S–18.1%
AGENCY FIXED RATE 30-YEAR–16.8%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		4,758	5,094,790
Series 2007 5.50%, 7/01/35		181	193,871
Federal National Mortgage Association 4.00%, TBA		2,070	2,059,165
5.50%, 5/01/38-6/01/38		2,814	3,011,599
6.00%, 5/01/31-7/01/39		3,080	3,342,976
6.50%, 6/01/39		1,302	1,444,714
Series 2002 7.00%, 3/01/32		19	21,036
Series 2003 5.00%, 11/01/33		200	211,516

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

5.50%, 4/01/33-7/01/33	U.S.$	726	$780,920
Series 2004 5.50%, 4/01/34-11/01/34		617	663,162
6.00%, 9/01/34		336	368,569
Series 2005 4.50%, 8/01/35		613	632,112
5.00%, 10/01/35		1,541	1,624,106
5.50%, 2/01/35		747	802,727
Series 2006 5.00%, 2/01/36		1,334	1,406,020
Series 2007 4.50%, 9/01/35-8/01/37		833	858,513
5.00%, 7/01/36		220	232,070
Series 2008 6.00%, 3/01/37-5/01/38		3,518	3,827,252
Government National Mortgage Association Series 1994 9.00%, 9/15/24		5	6,181

			26,581,299

AGENCY ARMS–1.3%
Federal Home Loan Mortgage Corp. Series 2007 6.085%, 1/01/37(b)		92	96,446
Series 2009 3.271%, 4/01/36(c)		698	730,879
Federal National Mortgage Association Series 2003 4.334%, 12/01/33(c)		209	219,975
Series 2006 4.855%, 2/01/36(c)		217	226,131
5.71%, 11/01/36(b)		215	227,308
6.115%, 3/01/36(c)		158	161,470
Series 2007 4.311%, 3/01/34(c)		387	401,642

			2,063,851

Total Mortgage Pass-Thru’s (cost $27,635,286)			28,645,150

GOVERNMENTS–TREASURIES–17.3%
UNITED STATES–17.3%
U.S. Treasury Bonds 4.50%, 2/15/36		2,610	2,702,164
4.625%, 2/15/40		3,155	3,304,863
5.375%, 2/15/31		630	735,427
U.S. Treasury Notes 2.125%, 5/31/15		5,705	5,795,938
2.50%, 3/31/15		2,910	3,012,083
3.375%, 11/15/19		3,075	3,139,141
3.625%, 2/15/20		7,775	8,068,988
3.75%, 11/15/18		653	694,578

Total Governments–Treasuries (cost $27,656,593)			27,453,182

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.2%
NON-AGENCY FIXED RATE CMBS–9.8%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4 5.196%, 9/10/47	U.S.$	470	$504,808
Series 2006-5, Class A4 5.414%, 9/10/47		455	476,199
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 5.815%, 12/10/49		1,085	1,167,374
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		225	234,347
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.29%, 4/10/37		235	214,520
Series 2007-GG11, Class A4 5.736%, 12/10/49		420	443,793
Series 2007-GG9, Class A4 5.444%, 3/10/39		680	716,433
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		300	322,237
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44		545	580,721
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,035	1,109,609
Series 2006-CB17, Class A4 5.429%, 12/12/43		420	445,225
Series 2007-C1, Class A4 5.716%, 2/15/51		1,115	1,158,136
Series 2007-LD11, Class A4 5.817%, 6/15/49		1,105	1,156,111
Series 2007-LDPX, Class A3 5.42%, 1/15/49		1,110	1,154,470
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.258%, 6/15/29		830	889,237
Series 2006-C1, Class A4 5.156%, 2/15/31		1,240	1,324,541
Series 2006-C6, Class A4 5.372%, 9/15/39		475	508,198
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		285	279,116
Series 2007-9, Class A4 5.70%, 9/12/49		1,105	1,153,196

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4 5.509%, 4/15/47	U.S.$	1,100	$1,121,526
Series 2007-C32, Class A3 5.744%, 6/15/49		615	636,279

			15,596,076

AGENCY CMBS–0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		564	544,509

Total Commercial Mortgage-Backed Securities (cost $14,615,816)			16,140,585

AGENCIES–8.5%
AGENCY DEBENTURES–8.5%
Federal Farm Credit Bank
0.272%, 11/13/12(b)		1,980	1,978,725
0.291%, 9/20/12(b)		2,600	2,599,607
0.311%, 4/26/13(b)		1,640	1,639,398
0.321%, 6/26/13(b)		2,100	2,099,261
Federal National Mortgage Association 0.291%, 9/17/12-10/18/12(b)		3,915	3,914,505
6.25%, 5/15/29		1,020	1,251,398

Total Agencies (cost $13,529,207)			13,482,894

CORPORATES–NON-INVESTMENT GRADES–4.3%

INDUSTRIAL–2.4%
BASIC–0.4%
Georgia-Pacific LLC 5.40%, 11/01/20(a)		64	63,275
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		179	170,498
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a)		228	253,650
United States Steel Corp. 5.65%, 6/01/13		155	160,425
Westvaco Corp. 8.20%, 1/15/30		50	52,727

			700,575

CAPITAL GOODS–0.4%
Case New Holland, Inc. 7.875%, 12/01/17(a)		92	100,510
Mohawk Industries, Inc. 6.875%, 1/15/16		355	380,737
Textron Financial Corp. 5.40%, 4/28/13		69	71,505

			552,752

	Principal Amount (000)		U.S. $ Value

COMMUNICATIONS– MEDIA–0.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.875%, 4/30/18	U.S.$	57	$58,995
8.125%, 4/30/20		19	19,998
CSC Holdings LLC 8.50%, 4/15/14		160	175,800
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14		170	183,387
Univision Communications, Inc. 12.00%, 7/01/14(a)		41	44,895

			483,075

COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Windstream Corp. 7.875%, 11/01/17		115	120,894

CONSUMER CYCLICAL– AUTOMOTIVE–0.3%
Ford Motor Co. 7.45%, 7/16/31		170	182,113
Ford Motor Credit Co. LLC 3.039%, 1/13/12(b)		240	242,112

			424,225

CONSUMER CYCLICAL–ENTERTAINMENT–0.0%
Greektown Holdings LLC 10.75%, 12/01/13(d)(e)		55	0

CONSUMER CYCLICAL– OTHER–0.1%
Broder Brothers Co. 12.00%, 10/15/13(e)(f)		43	39,112
Harrah’s Operating Co., Inc. 10.00%, 12/15/18		135	123,187

			162,299

CONSUMER CYCLICAL–RETAILERS–0.2%
JC Penney Co., Inc. 5.65%, 6/01/20		335	320,762
Limited Brands, Inc. 6.90%, 7/15/17		45	47,813

			368,575

CONSUMER NON-CYCLICAL–0.5%
Bausch & Lomb, Inc. 9.875%, 11/01/15		155	165,850
HCA, Inc. 7.875%, 2/15/20		125	133,750
8.50%, 4/15/19		40	43,800
Mylan, Inc. 7.625%, 7/15/17(a)		25	26,594
7.875%, 7/15/20(a)		140	150,850

12

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Universal Health Services, Inc. 7.125%, 6/30/16	U.S.$	295	$319,829

			840,673

ENERGY–0.1%
Tesoro Corp. 6.50%, 6/01/17		190	190,475

TRANSPORTATION– AIRLINES–0.0%
Continental Airlines, Inc. Series 2003-ERJ1 7.875%, 7/02/18		33	32,502

			3,876,045

FINANCIAL INSTITUTIONS–1.0%
BANKING–0.6%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	125	115,258
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(d)		200	156,347
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	770	669,900

			941,505

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(d)		75	17,344
7.875%, 11/01/09(d)		43	9,944

			27,288

FINANCE–0.1%
International Lease Finance Corp. 5.65%, 6/01/14		65	64,512

INSURANCE–0.3%
ING Capital Funding TR III Series 9 3.903%, 3/31/11(b)		270	249,075
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		80	78,800
XL Capital Ltd. Series E 6.50%, 4/15/17		240	206,400

			534,275

			1,567,580

UTILITY–0.9%
ELECTRIC–0.7%
CMS Energy Corp. 8.75%, 6/15/19		145	170,551
Dynegy Holdings, Inc. 8.375%, 5/01/16		205	153,237
Dynegy Roseton / Danskammer Pass Through Trust Series B 7.67%, 11/08/16		195	183,300

	Principal Amount (000)		U.S. $ Value

GenOn Energy, Inc. 7.875%, 6/15/17	U.S.$	155	$150,350
NRG Energy, Inc. 7.25%, 2/01/14		260	265,200
RRI Energy, Inc. 7.625%, 6/15/14		95	97,137

			1,019,775

NATURAL GAS–0.2%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		305	327,494

			1,347,269

Total Corporates–Non-Investment Grades (cost $6,088,644)			6,790,894

ASSET-BACKED SECURITIES–1.6%
CREDIT CARDS–FLOATING RATE–1.0%
Chase Issuance Trust Series 2007-A1, Class A1 0.28%, 3/15/13(b)		875	874,952
Discover Card Master Trust Series 2009-A1, Class A1 1.56%, 12/15/14(b)		180	182,386
Series 2009-A2, Class A 1.56%, 2/17/15(b)		185	187,704
Series 2010-A1, Class A1 0.91%, 9/15/15(b)		166	166,732
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.32%, 6/15/15(b)		160	159,129

			1,570,903

HOME EQUITY LOANS–FLOATING RATE–0.2%
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.521%, 1/20/35(b)		112	99,264
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.371%, 11/25/36(b)		317	259,857
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.621%, 3/25/37(b)(g)		160	1,658

			360,779

OTHER ABS–FIXED RATE–0.2%
CNH Equipment Trust Series 2010-C, Class A 3 1.17%, 5/15/15		353	351,525

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

HOME EQUITY LOANS–FIXED RATE–0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.378%, 12/25/32	U.S.$	88	$80,986
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		70	64,510
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		197	176,507

			322,003

Total Asset-Backed Securities (cost $2,843,767)			2,605,210

GOVERNMENTS–SOVEREIGN AGENCIES–1.4%
GERMANY–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		70	78,655

UNITED KINGDOM–1.4%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		1,307	1,314,339
2.625%, 5/11/12(a)		895	916,176

			2,230,515

Total Governments–Sovereign Agencies (cost $2,273,223)			2,309,170

INFLATION-LINKED SECURITIES–1.1%
UNITED STATES–1.1%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $1,732,477)		1,685	1,789,424

CMOs–0.8%
NON-AGENCY FIXED RATE–0.4%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 5.17%, 5/25/36		122	57,978
Series 2007-1, Class 21A1 5.331%, 1/25/47		200	124,661
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.113%, 5/25/35		246	233,243
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.558%, 5/25/36		174	98,436

	Principal Amount (000)			U.S. $ Value

JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 5.862%, 7/25/36		U.S.$	357	$192,671

				706,989

NON-AGENCY ARMS–0.2%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 5.50%, 3/25/36(b)			365	265,422

NON-AGENCY FLOATING RATE–0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.328%, 12/25/35(b)			101	65,257
Series 2007-OA3, Class M1 0.571%, 4/25/47(b)(g)			145	338
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 1.028%, 2/25/47(b)			291	183,260
Series 2007-OA3, Class B1 0.711%, 4/25/47(b)(g)			444	302

				249,157

AGENCY FIXED RATE–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.541%, 5/28/35			50	37,494

Total CMOs (cost $2,495,470)				1,259,062

QUASI-SOVEREIGNS–0.7%

QUASI-SOVEREIGN BONDS–0.7%
KAZAKHSTAN–0.1%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)			212	220,480

MALAYSIA–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)			420	451,453

RUSSIA–0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)			480	481,200

Total Quasi-Sovereigns
(cost $1,105,656)				1,153,133

SUPRANATIONALS–0.5%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12		BRL	1,150	695,002
European Investment Bank 4.875%, 2/15/36	U.S.$		110	112,471

Total Supranationals (cost $768,360)				807,473

14

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–SOVEREIGN BONDS–0.5%
PERU–0.2%
Republic of Peru 8.75%, 11/21/33	U.S.$	266	$365,085

POLAND–0.3%
Poland Government International Bond 3.875%, 7/16/15		363	368,899
6.375%, 7/15/19		50	56,000

			424,899

Total Governments–Sovereign Bonds (cost $753,727)			789,984

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.3%
UNITED STATES–0.3%
California State 7.625%, 3/01/40 (cost $413,540)		405	422,581

		Shares
PREFERRED STOCKS–0.2%

FINANCIAL INSTITUTIONS–0.2%
FINANCE–0.1%
Citigroup Capital XII 8.50%		7,000	184,940

REITS–0.1%
Sovereign REIT 12.00%(a)		93	106,020

			290,960

NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		2,400	1,510
Federal National Mortgage Association 8.25%		2,950	1,652

			3,162

Total Preferred Stocks (cost $396,408)			294,122

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS–CORPORATE BONDS–0.2%

INDUSTRIAL–0.1%
ENERGY–0.1%
Ecopetrol SA 7.625%, 7/23/19	U.S.$	143	$165,165

FINANCIAL INSTITUTIONS–0.1%
OTHER FINANCE–0.1%
AES El Salvador Trust 6.75%, 2/01/16(a)		100	96,741

Total Emerging Markets–Corporate Bonds (cost $242,251)			261,906

		Shares
WARRANTS–0.0%
Charter Communications, Inc., expiring 11/30/14(h) (cost $2,140)		1,070	8,827

COMMON STOCKS–0.0%
Broder Brothers Co.(h)		3,463	0
Greektown Superholdings, Inc.(e)(h)(i)		41	2,870
Truvo Subsidiary Corp.(h)		70,000	0

Total Common Stocks (cost $4)			2,870

		Principal Amount (000)
SHORT-TERM INVESTMENTS–1.6%
TIME DEPOSIT–1.6%
State Street Time Deposit 0.01%, 1/03/11 (cost $2,510,000)		$2,510	2,510,000

TOTAL INVESTMENTS–100.5% (cost $153,612,987)			$159,392,051
Other assets less liabilities–(0.5)%			(768,525)

NET ASSETS–100.0%			$158,623,526

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale: Euro settling 1/06/11	170	$221,617	$227,705	$6,088
Citibank N.A.: Canadian Dollar settling 1/21/11	2,088	2,066,625	2,099,126	32,501
Credit Suisse London Branch (GFX):
Euro settling 1/06/11	1,868	2,447,123	2,496,548	49,425
Goldman Sachs International: Brazilian Real settling 1/04/11(1)	1,201	720,964	723,657	2,693
Morgan Stanley and Co., Inc.: South Korean Won settling 1/21/11	3,760,856	3,315,721	3,310,832	(4,889)
UBS AG: Australian Dollar settling 2/17/11	1,786	1,761,778	1,817,023	55,245
Brazilian Real settling 1/04/11(1)	1,201	712,286	723,657	11,371
Canadian Dollar settling 1/21/11	35	35,194	35,541	347
Swedish Krona settling 2/15/11	17,327	2,527,221	2,572,542	45,321

Sale Contracts:
Credit Suisse London Branch (GFX): Canadian Dollar settling 1/21/11	1,616	1,605,030	1,625,091	(20,061)
Canadian Dollar settling 1/21/11	2,123	2,070,868	2,134,667	(63,799)
Goldman Sachs International: Brazilian Real settling 1/04/11(1)	1,201	688,802	723,657	(34,855)
Morgan Stanley and Co., Inc.: Japanese Yen settling 1/13/11	210,838	2,598,556	2,597,067	1,489
South Korean Won settling 1/21/11	1,009,655	881,025	888,839	(7,814)
UBS AG: Brazilian Real settling 1/04/11(1)	1,201	720,964	723,657	(2,693)
Brazilian Real settling 2/02/11	1,201	707,608	718,836	(11,228)
Euro settling 1/06/11	3,494	4,833,758	4,669,270	164,488
Great British Pound settling 2/02/11	1,731	2,691,552	2,698,237	(6,685)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.	$7,990	11/17/13	1.026%	3 Month LIBOR	$39,514

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate market value of these securities amounted to $14,104,838 or 8.9% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at December 31, 2010.

(c)	Variable rate coupon, rate shown as of December 31, 2010.

16

AllianceBernstein Variable Products Series Fund

(d)	Security is in default and is non-income producing.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.03% of net assets as of December 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	5/21/09	$67,240	$39,112	0.03%
Greektown Holdings LLC 10.75%, 12/01/13	7/19/10	3,506	0	0.00%
Greektown Superholdings, Inc.	7/20/10	4	2,870	0.00%

(f)	Pay-In-Kind Payments (PIK).

(g)	Illiquid security.

(h)	Non-income producing security.

(i)	Fair valued.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2010, the fund's total exposure to subprime investments was 1.20% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note A for additional details).

Currency Abbreviations:

BRL—Brazilian Real

EUR—Euro

GBP—Great British Pound

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FHLMC—Federal Home Loan Mortgage Corporation

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $153,612,987)	$159,392,051
Cash	3,264
Receivable for investment securities sold	1,530,110
Interest receivable	1,426,366
Unrealized appreciation of forward currency exchange contracts	368,968
Receivable for capital stock sold	255,880
Unrealized appreciation on interest rate swap contracts	39,514
Other assets	323,881

Total assets	163,340,034

LIABILITIES
Payable for investment securities purchased	4,332,940
Unrealized depreciation of forward currency exchange contracts	152,024
Advisory fee payable	61,200
Administrative fee payable	17,395
Payable for capital stock redeemed	13,799
Distribution fee payable	8,365
Transfer Agent fee payable	116
Accrued expenses	130,669

Total liabilities	4,716,508

NET ASSETS	$158,623,526

COMPOSITION OF NET ASSETS
Capital stock, at par	$12,839
Additional paid-in capital	145,381,887
Undistributed net investment income	6,574,840
Accumulated net realized gain on investment and foreign currency transactions	360,039
Net unrealized appreciation on investments, foreign currency denominated assets and liabilities and other assets	6,293,921

$158,623,526

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$119,598,347	9,656,067	$12.39
B	$39,025,179	3,182,475	$12.26

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$7,667,859
Dividends	22,853

7,690,712

EXPENSES
Advisory fee (see Note B)	756,946
Distribution fee—Class B	102,923
Transfer agency—Class A	2,483
Transfer agency—Class B	802
Custodian	145,341
Administrative	75,195
Audit	57,670
Printing	47,585
Legal	42,045
Directors’ fees	3,853
Miscellaneous	7,237

Total expenses	1,242,080

Net investment income	6,448,632

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	2,369,106
Futures contracts	332,583
Swap contracts	194,000
Foreign currency transactions	282,164
Net change in unrealized appreciation/depreciation of:
Investments	5,118,707
Futures contracts	1,102
Swap contracts	(147,139)
Foreign currency denominated assets and liabilities and other assets	287,870

Net gain on investment and foreign currency transactions	8,438,393

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,887,025

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$6,448,632	$7,793,968
Net realized gain on investment and foreign currency transactions	3,177,853	3,021,971
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	5,260,540	17,458,738

Net increase in net assets from operations	14,887,025	28,274,677
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(6,728,638)	(4,631,069)
Class B	(2,087,520)	(1,370,253)
CAPITAL STOCK TRANSACTIONS
Net decrease	(18,434,992)	(21,325,314)

Total increase (decrease)	(12,364,125)	948,041
NET ASSETS
Beginning of period	170,987,651	170,039,610

End of period (including undistributed net investment income of $6,574,840 and $8,429,399, respectively)	$158,623,526	$170,987,651

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Corporates—Investment Grades	$–0	–	$52,665,584		$–0	–	$52,665,584
Mortgage Pass-Thru’s	–0	–	28,645,150		–0	–	28,645,150
Governments—Treasuries	–0	–	27,453,182		–0	–	27,453,182
Commercial Mortgage-Backed Securities	–0	–	11,136,044		5,004,541		16,140,585
Agencies	–0	–	13,482,894		–0	–	13,482,894
Corporates—Non-Investment Grades	–0	–	6,790,894		–0	–	6,790,894
Asset-Backed Securities	–0	–	1,570,903		1,034,307		2,605,210
Governments—Sovereign Agencies	–0	–	2,309,170		–0	–	2,309,170
Inflation-Linked Securities	–0	–	1,789,424		–0	–	1,789,424
CMOs	–0	–	37,494		1,221,568		1,259,062
Quasi-Sovereigns	–0	–	1,153,133		–0	–	1,153,133
Supranationals	–0	–	807,473		–0	–	807,473
Governments—Sovereign Bonds	–0	–	789,984		–0	–	789,984
Local Governments—Municipal Bonds	–0	–	422,581		–0	–	422,581
Preferred Stocks	188,102		106,020		–0	–	294,122
Emerging Markets—Corporate Bonds	–0	–	261,906		–0	–	261,906
Warrants	–0	–	–0	–	8,827		8,827
Common Stocks	–0	–	–0	–	2,870		2,870
Short-Term Investments	–0	–	2,510,000		–0	–	2,510,000

Total Investments in Securities	188,102		151,931,836		7,272,113		159,392,051
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	–0	–	368,968		–0	–	368,968
Interest Rate Swap Contracts	–0	–	39,514		–0	–	39,514
Liabilities
Forward Currency Exchange Contracts	–0	–	(152,024)		–0	–	(152,024)

Total	$188,102		$152,188,294		$7,272,113		$159,648,509

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

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AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Investment Grades		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades
Balance as of 12/31/09	$264,115		$1,310,523		$–0	–
Accrued discounts/(premiums)	29		14,921		–0	–
Realized gain (loss)	25,950		–0	–	–0	–
Change in unrealized appreciation/depreciation	(24,282)		271,545		(3,506)
Net purchases (sales)	(265,812)		–0	–	3,506
Net transfers in to Level 3			3,407,552
Net transfers out of Level 3

Balance as of 12/31/10	$–0	–	$5,004,541		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$–0	–	$271,545		$–0	–

	Asset- Backed Securities		CMOs		Warrants
Balance as of 12/31/09	$999,348		$1,328,791		$–0	–
Accrued discounts/(premiums)	176		16		–0	–
Realized gain (loss)	(163,704)		836		–0	–
Change in unrealized appreciation/depreciation	825,308		179,269		–0	–
Net purchases (sales)	(626,821)		(287,344)		–0	–
Net transfers in to Level 3	–0	–	–0	–	8,827
Net transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/10	$1,034,307		$1,221,568		$8,827

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$101,329		$179,269		$–0	–

	Common Stocks		Total
Balance as of 12/31/09	$–0	–	$3,902,777
Accrued discounts/(premiums)	–0	–	15,142
Realized gain (loss)	–0	–	(136,918)
Change in unrealized appreciation/depreciation	2,866		1,251,200
Net purchases (sales)	4		(1,176,467)
Net transfers in to Level 3	–0	–	3,416,379
Net transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/10	$2,870		$7,272,113

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$2,866		$555,009

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $75,195.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$29,770,239	$50,050,870
U.S. government securities	122,598,784	112,017,879

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Cost	$153,734,820

Gross unrealized appreciation	$8,424,518
Gross unrealized depreciation	(2,767,287)

Net unrealized appreciation	$5,657,231

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2010, the portfolio held futures contracts, which were used to adjust the duration of the Portfolio

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended December 31, 2010, the Portfolio entered into foreign currency exchange contracts for hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

26

AllianceBernstein Variable Products Series Fund

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

During the year ended December 31, 2010, the Portfolio entered into interest rate swap contracts for hedging purposes.

At December 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$368,968	Unrealized depreciation of forward currency exchange contracts	$152,024
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	39,514

Total		$408,482		$152,024

The effect of derivative instruments on the statement of operations for the year ended December 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(114,696)	$118,715
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	194,000	(147,139)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	332,583	1,102

Total		$411,887	$(27,322)

For the year ended December 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $30,454,158, average monthly original value of futures contracts was $2,921,046 and average monthly notional amount of interest rate swaps was $2,986,538.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2010, the Portfolio earned drop income of $45,735 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended December 31, 2010, the average amount of reverse repurchase agreements outstanding was $294,837 and the daily weighted average interest rate was (0.43%). During the period, the Portfolio received net interest payment from counterparties.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	599,897	825,299	$7,276,914	$9,170,402
Shares issued in reinvestment of dividends	563,537	435,251	6,728,638	4,631,069
Shares redeemed	(2,333,787)	(2,731,935)	(28,659,381)	(30,260,650)

Net decrease	(1,170,353)	(1,471,385)	$(14,653,829)	$(16,459,179)

Class B
Shares sold	427,400	554,181	$5,172,836	$6,108,982
Shares issued in reinvestment of dividends	176,311	129,882	2,087,520	1,370,253
Shares redeemed	(906,628)	(1,133,057)	(11,041,519)	(12,345,370)

Net decrease	(302,917)	(448,994)	$(3,781,163)	$(4,866,135)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on

28

AllianceBernstein Variable Products Series Fund

September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $920,116. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of December 31, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $323,881 (35.20% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$8,816,158	$6,001,322

Total taxable distributions	8,816,158	6,001,322

Total distributions paid	$8,816,158	$6,001,322

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,898,411
Undistributed long-term capital gains	400,990
Accumulated capital and other losses	(11,435	)(a)
Unrealized appreciation/(depreciation)	5,962,323	(b)

Total accumulated earnings/(deficit)	$13,250,289	(c)

(a)	During the fiscal year, the Portfolio utilized net capital loss carryforwards for federal income tax purposes of $2,235,491. As of December 31, 2010, the Portfolio had deferred straddle losses of $11,435.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of swap income, paydown reclassification, and consent fee reclassification resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

30

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$11.98		$10.50		$11.78	$11.78		$11.82

Income From Investment Operations
Net investment income (a)	.48		.52		.51	.54		.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		1.37		(1.22)	.01		(.06)
Contributions from Adviser	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.08		1.89		(.71)	.55		.44

Less: Dividends
Dividends from net investment income	(.67)		(.41)		(.57)	(.55)		(.48)

Net asset value, end of period	$12.39		$11.98		$10.50	$11.78		$11.78

Total Return
Total investment return based on net asset value (c)	9.20	%*	18.51	%*	(6.38)%*	4.85%		3.93%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$119,599		$129,647		$129,111	$66,305		$71,655
Ratio to average net assets of:
Expenses	.68	%(d)	.69%		.64%	.78%		.77	%(d)
Net investment income	3.90	%(d)	4.69%		4.72%	4.58%		4.25	%(d)
Portfolio turnover rate	94%		102%		106%	90%		327%

See footnote summary on page 32.

31

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$11.86		$10.40		$11.67	$11.67		$11.72

Income From Investment Operations
Net investment income (a)	.44		.49		.48	.50		.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		1.36		(1.21)	.02		(.06)
Contributions from Adviser	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.04		1.85		(.73)	.52		.40

Less: Dividends
Dividends from net investment income	(.64)		(.39)		(.54)	(.52)		(.45)

Net asset value, end of period	$12.26		$11.86		$10.40	$11.67		$11.67

Total Return
Total investment return based on net asset value (c)	8.93	%*	18.20	%*	(6.59)%*	4.60%		3.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,025		$41,341		$40,929	$20,289		$22,340
Ratio to average net assets of:
Expenses	.93	%(d)	.94%		.89%	1.03%		1.02	%(d)
Net investment income	3.64	%(d)	4.44%		4.47%	4.32%		4.01	%(d)
Portfolio turnover rate	94%		102%		106%	90%		327%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.04%, 0.01% and 0.09%, respectively.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

33

INTERMEDIATE BOND PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	11,599,396	848,269	1,124,766

34

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1) Michael J. Downey(1)	Robert M. Keith, President and Chief Executive Officer
D. James Guzy(1)	Garry L. Moody(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer

Paul J. DeNoon(2) , Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles, Ms. Alison M. Martier and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

35

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ++, # Chairman of the Board 78 (1990)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

36

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

37

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

38

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Shawn E. Keegan 39	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Alison M. Martier 54	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Douglas J. Peebles 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Greg J. Wilensky 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

39

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

40

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Portfolio) on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Government Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2010 and (in the case of comparisons with the Index) the since inception period (September 1992 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-, 5- and 10-year periods. The Portfolio outperformed the Index in the 1-year period, almost matched the Index in the 3-year period but underperformed the Index in the 5- and 10-year and the since inception periods. The directors also reviewed performance information for periods ended September 30, 2010 (for which the data was not limited to Class A Shares), and noted that in the 3-month, year-to-date and 1-year periods the Portfolio had outperformed the Lipper Corporate Debt Funds A Rated Average and the Index. The directors also noted the changes to the Portfolio’s investment policies and the acquisition of AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein High Yield Portfolio, effective April 2008. Based on their review, the directors concluded that the Portfolio’s relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than a registered investment company with an investment style similar to that of the Portfolio that is sub-advised by the Adviser.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds.

41

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was lower than the Expense Group median. The directors noted that administrative expense reimbursement was 5 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was the same as the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s small asset base of approximately $170 million impacted the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

42

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE FINANCIALS OR THE SHAREHOLDER REPORT

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Net Assets 09/30/10 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$169.3	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

43

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,950 (0.051% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio	Class A 0.69%	December 31
Class B 0.94%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with similar investment styles as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2009 net assets:

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	$169.3	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25 million	0.253%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

44

AllianceBernstein Variable Products Series Fund

fee schedule on Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2010 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.–Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.–Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2010 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Bond Fund, Inc.–Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%
Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[5]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is effective management fee of the sub-advisory relationship based on the Portfolio’s September 30, 2010 net assets:

Fund	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Fund Management Effective Fee (%)
Intermediate Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.253

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition to the extent that this is only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arms-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee the Intermediate Bond Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services, generally required by a registered investment company.

5	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

45

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.6 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the subject Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.9

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median	Rank
Intermediate Bond Portfolio	0.450	0.500	2/17

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.691	0.659	12/17	0.605	29/35

6	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 13.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

9	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

12	Most recently completed fiscal year Class A share total expense ratio.

46

AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees it 0.25%. During the fiscal year ended December 31, 2009, ABI received $100,575 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $308,774 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).13 During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.14

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

13	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

47

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”)20 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2010.21

Portfolio	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	14.38	13.01	11.75	3/9	5/19
3 year	7.28	6.60	7.25	3/9	9/19
5 year	5.57	5.13	5.61	3/9	11/19
10 year	5.87	5.44	5.94	3/9	10/18

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio were provided by Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be different from Lipper.

20	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU, as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

48

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.24

	Periods Ending July 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	14.38	7.28	5.57	5.87	5.70	4.65	0.68	10
Barclays Capital U.S. Government Bond Index	6.67	7.32	5.77	6.18	6.42	4.60	0.77	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010.

24	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

49

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology, telecommunications, health care, financial services, infrastructure, energy and natural resources, and consumer growth.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the US. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 90-130 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-US) Index (net) and the MSCI World (ex-US) Index (net), for the one-, five- and 10-year periods ended December 31, 2010.

The Portfolio outperformed the benchmarks for the annual reporting period ended December 31, 2010. Strong security selection, particularly in the consumer discretionary, financials and energy sectors, drove the outperformance during the reporting period. Sector selection also made a positive contribution to performance, largely due to the underweight in utilities and overweight in consumer discretionary stocks. Key contributors included exploration company Equinox Minerals, private markets investment specialist Partners Group and oil and gas company Afren. Detractors included BP, Industrial and Commercial Bank of China and Coal of Africa.

The Portfolio used derivatives, including currency forwards, to manage currency exposure in the currency futures market for hedging purposes, during the reporting period. These positions contributed positively to performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Overall, global equity markets, as measured by the benchmarks, posted positive returns during the annual reporting period ended December 31, 2010, although markets were volatile. Markets fell during the second quarter of 2010 as investors’ fears mounted over escalating fiscal troubles in Europe and a potential slowdown in the global economic recovery. Markets received some relief in July, moving sharply higher following positive earnings, in-line results from the European bank stress tests, and BP capping its oil well in the Gulf of Mexico. However, disappointing macroeconomic data led to equity markets underperforming again in August. Markets subsequently regained their strength and posted a strong fourth quarter rally. The International Growth Portfolio Oversight Group is emphasizing companies across a wide range of sectors that appear well-placed to continue expanding their earnings at an above-average rate.

1

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-US) Index (net) nor the unmanaged MSCI AC World (ex-US) Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (ex-US) Index (net) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US. The MSCI AC World (ex-US) Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. Net returns reflect the reinvestment of dividends. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years*	10 Years*
AllianceBernstein International Growth Portfolio Class A	12.89%	3.88%	7.52%
AllianceBernstein International Growth Portfolio Class B	12.61%	3.61%	7.30%
MSCI AC World (ex-US) Index (net)	11.15%	4.82%	5.54%
MSCI World (ex-US) Index (net)	8.95%	3.05%	3.98%

* Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99% and 1.24%% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/00 – 12/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio Class A shares (from 12/31/00 to 12/31/10) as compared to the performance of the Portfolio’s benchmarks, the MSCI World (ex-US) Index and the MSCI AC World (ex-US) Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,286.31	$5.30	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69	0.92%

Class B
Actual	$1,000	$1,284.52	$6.74	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.31	$5.96	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Investimentos Itau SA (Preference Shares)	$5,299,991	2.6%
Partners Group Holding AG	4,370,802	2.2
Petroleo Brasileiro SA (Preference Shares)	4,220,086	2.1
Schlumberger Ltd.	3,924,500	2.0
Nestle SA	3,921,708	1.9
Tesco PLC	3,603,136	1.8
Standard Chartered PLC	3,578,475	1.8
Equinox Minerals Ltd. (Toronto)	3,467,804	1.7
British American Tobacco PLC	3,224,889	1.6
Julius Baer Group Ltd.	3,083,765	1.5

	$38,695,156	19.2%

SECTOR DIVERSIFICATION**

December 31, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$47,973,847	23.9%
Energy	27,395,597	13.7
Industrials	25,418,830	12.7
Consumer Discretionary	22,621,096	11.3
Consumer Staples	19,040,504	9.5
Materials	18,385,667	9.2
Information Technology	14,191,626	7.1
Health Care	12,538,995	6.2
Telecommunication Services	8,127,186	4.0
Utilities	1,364,004	0.7
Short-Term Investments	3,475,000	1.7

Total Investments	$200,532,352	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$47,019,747	23.4%
Switzerland	21,528,107	10.7
Japan	17,113,332	8.5
Brazil	15,714,109	7.8
China	12,339,500	6.2
France	10,166,908	5.1
South Africa	8,347,493	4.2
Germany	7,707,412	3.8
India	4,699,527	2.3
Canada	4,410,930	2.2
Russia	4,136,506	2.1
Hong Kong	3,930,420	2.0
United States	3,924,500	2.0
Other	36,018,861	18.0
Short-Term Investments	3,475,000	1.7

Total Investments	$200,532,352	100.0%

*	All data are as of December 31, 2010. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.9% or less in the following countries: Australia, Belgium, Egypt, Indonesia, Ireland, Israel, Italy, Luxembourg, Malaysia, Mexico, Netherlands, Nigeria, Singapore, South Korea, Spain, Sweden, Taiwan and Turkey.

6

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.0%
FINANCIALS–22.7%
CAPITAL MARKETS–6.6%
Azimut Holding SpA	61,305	$556,042
Credit Suisse Group AG	50,755	2,044,153
GAM Holding Ltd.(a)	60,159	994,411
Julius Baer Group Ltd.	65,860	3,083,765
Man Group PLC	472,862	2,192,618
Partners Group Holding AG	23,033	4,370,802

		13,241,791

COMMERCIAL BANKS–13.0%
Banco Santander Brasil SA	69,800	948,187
Bank Central Asia Tbk PT	1,795,000	1,272,719
BNP Paribas	27,265	1,736,402
Chongqing Rural Commercial Bank(a)	943,000	634,506
CIMB Group Holdings Bhd	459,000	1,265,490
Commercial International Bank Egypt SAE	111,128	905,126
HDFC Bank Ltd.	12,900	669,431
HSBC Holdings PLC	294,141	3,006,171
Industrial & Commercial Bank of China–Class H	3,459,255	2,566,350
Investimentos Itau SA (Preference Shares)	666,514	5,299,991
Standard Bank Group Ltd.	42,800	698,966
Standard Chartered PLC	132,557	3,578,475
Turkiye Halk Bankasi AS	168,900	1,434,022
United Overseas Bank Ltd.	143,000	2,029,308

		26,045,144

DIVERSIFIED FINANCIAL SERVICES–1.3%
FirstRand Ltd.	285,800	847,189
IG Group Holdings PLC	231,738	1,849,562

		2,696,751

INSURANCE–1.8%
AIA Group Ltd.(a)	779,600	2,191,522
China Life Insurance Co., Ltd.–Class H	314,000	1,276,473
MMI Holdings Ltd.	48,233	121,778

		3,589,773

		45,573,459

ENERGY–13.6%
ENERGY EQUIPMENT & SERVICES–3.2%
Saipem SpA	33,291	1,643,671
Schlumberger Ltd.	47,000	3,924,500
Tenaris SA	35,930	881,164

		6,449,335

OIL, GAS & CONSUMABLE FUELS–10.4%
Adaro Energy TBK PT	6,306,500	1,782,253
Afren PLC(a)	811,644	1,871,434

Company	Shares	U.S. $ Value

Alliance Oil Co., Ltd. (GDR)(a)	112,284	$1,775,150
BG Group PLC	149,469	3,032,025
China Shenhua Energy Co., Ltd.–Class H	217,500	911,528
Faroe Petroleum PLC(a)	200,531	562,766
Gulf Keystone Petroleum Ltd.(a)	610,713	1,619,464
Inpex Corp.	104	607,297
Karoon Gas Australia Ltd.(a)	96,079	722,106
Oando PLC	4,307,974	2,125,376
Petroleo Brasileiro SA (Preference Shares)	256,700	4,220,086
Tullow Oil PLC	86,936	1,716,777

		20,946,262

		27,395,597

INDUSTRIALS–12.6%
AEROSPACE & DEFENSE–0.8%
Safran SA	46,100	1,634,162

COMMERCIAL SERVICES & SUPPLIES–1.2%
Secom Co., Ltd.	29,600	1,398,623
Serco Group PLC	121,900	1,058,219

		2,456,842

CONSTRUCTION & ENGINEERING–1.6%
Larsen & Toubro Ltd.	33,100	1,464,028
Samsung Engineering Co., Ltd.(a)	10,532	1,780,073

		3,244,101

ELECTRICAL EQUIPMENT–1.3%
Schneider Electric SA	10,800	1,619,298
SMA Solar Technology AG	11,918	1,101,817

		2,721,115

INDUSTRIAL CONGLOMERATES–1.3%
Bidvest Group Ltd.	51,728	1,231,067
Koninklijke Philips Electronics NV	44,404	1,361,299

		2,592,366

MACHINERY–3.6%
Atlas Copco AB–Class A	79,200	1,999,283
China Rongsheng Heavy Industry Group Co., Ltd.(a)	637,000	539,247
Fanuc Corp.	9,900	1,513,278
MAN SE	12,734	1,516,684
SMC Corp.	9,500	1,621,139

		7,189,631

MARINE–0.7%
Orient Overseas International Ltd.	137,500	1,331,979

7

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TRADING COMPANIES & DISTRIBUTORS–1.6%
Mitsui & Co., Ltd.	128,600	$2,115,971
Wolseley PLC(a)	32,200	1,030,796

		3,146,767

TRANSPORTATION INFRASTRUCTURE–0.5%
Cia de Concessoes Rodoviarias	39,000	1,101,867

		25,418,830

CONSUMER DISCRETIONARY–11.3%
AUTOMOBILES–1.8%
Honda Motor Co., Ltd.	50,400	1,989,227
Volkswagen AG (Preference Shares)	9,268	1,506,862

		3,496,089

DISTRIBUTORS–0.6%
Imperial Holdings Ltd.	64,193	1,242,783

DIVERSIFIED CONSUMER SERVICES–0.2%
Estacio Participacoes SA	28,600	465,181

HOTELS, RESTAURANTS & LEISURE–2.0%
Ajisen China Holdings Ltd.	252,500	425,257
Carnival PLC	55,935	2,601,683
Compass Group PLC	61,865	561,484
Shangri-La Asia Ltd.	150,000	406,919

		3,995,343

HOUSEHOLD DURABLES–0.3%
Sony Corp.	16,600	593,693

MEDIA–2.8%
CTC Media, Inc.	18,900	442,827
Eutelsat Communications	61,330	2,246,095
Informa PLC	129,733	826,930
Naspers Ltd.	17,840	1,051,798
SES SA (FDR)	45,364	1,080,226

		5,647,876

SPECIALTY RETAIL–2.6%
Belle International Holdings Ltd.	606,000	1,020,484
Dunelm Group PLC	41,400	330,141
Fast Retailing Co., Ltd.	6,100	967,591
Yamada Denki Co., Ltd.	19,590	1,332,731
Zhongsheng Group Holdings Ltd.(a)	741,500	1,588,952

		5,239,899

TEXTILES, APPAREL & LUXURY GOODS–1.0%
Cie Financiere Richemont SA	32,995	1,940,232

		22,621,096

Company	Shares	U.S. $ Value

CONSUMER STAPLES–9.5%
BEVERAGES–1.3%
Anheuser-Busch InBev NV	30,082	$1,718,849
Cia de Bebidas das Americas (Preference Shares)	32,500	989,096

		2,707,945

FOOD & STAPLES RETAILING–2.1%
Tesco PLC	543,373	3,603,136
Wal-Mart de Mexico SAB de CV	180,613	516,100

		4,119,236

FOOD PRODUCTS–2.5%
Danone	18,576	1,167,997
Nestle SA	66,942	3,921,708

		5,089,705

HOUSEHOLD PRODUCTS–0.7%
Reckitt Benckiser Group PLC	25,000	1,375,376

TOBACCO–2.9%
British American Tobacco PLC	83,837	3,224,889
Imperial Tobacco Group PLC	55,300	1,699,910
Japan Tobacco, Inc.	223	823,443

		5,748,242

		19,040,504

MATERIALS–9.1%
CHEMICALS–1.2%
Lanxess AG	17,800	1,399,560
Methanex Corp.	31,000	943,126

		2,342,686

CONSTRUCTION MATERIALS–0.6%
CRH PLC (London)	62,003	1,293,622

METALS & MINING–7.3%
African Rainbow Minerals Ltd.	29,300	935,245
Centamin Egypt Ltd.(a)	526,500	1,452,367
Equinox Minerals Ltd. (Toronto)(a)	564,327	3,467,804
Impala Platinum Holdings Ltd.	21,000	743,755
Rio Tinto PLC	40,041	2,854,194
Vale SA (Sponsored ADR) (Local Preference Shares)	85,050	2,570,211
Xstrata PLC	115,030	2,725,783

		14,749,359

		18,385,667

INFORMATION TECHNOLOGY–6.3%
COMMUNICATIONS EQUIPMENT–0.3%
ZTE Corp.–Class H	134,000	533,028

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
Murata Manufacturing Co., Ltd.	17,400	$1,214,618
Taiyo Yuden Co., Ltd.	56,000	851,122

		2,065,740

INTERNET SOFTWARE & SERVICES–1.0%
Baidu, Inc. (Sponsored ADR)(a)	7,400	714,322
Mail.ru Group Ltd. (GDR)(a)(b)	9,400	338,400
Tencent Holdings Ltd.	48,000	1,055,009

		2,107,731

IT SERVICES–0.7%
hiSoft Technology International Ltd. (ADR)(a)	8,800	265,760
Infosys Technologies Ltd. (Sponsored ADR)	15,800	1,202,064

		1,467,824

OFFICE ELECTRONICS–0.7%
Canon, Inc.	26,800	1,376,589

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
ARM Holdings PLC	137,255	936,800
ASML Holding NV	30,967	1,187,643
Samsung Electronics Co., Ltd.	2,390	1,995,975
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	1	12

		4,120,430

SOFTWARE–0.5%
Temenos Group AG(a)	22,989	955,723

		12,627,065

HEALTH CARE–6.2%
HEALTH CARE PROVIDERS & SERVICES–0.3%
Fresenius Medical Care AG & Co. KGaA	12,965	745,392

LIFE SCIENCES TOOLS & SERVICES–0.4%
QIAGEN NV(a)	39,111	767,624

PHARMACEUTICALS–5.5%
Aspen Pharmacare Holdings Ltd.(a)	45,086	630,334
Bayer AG	19,387	1,437,097
Mitsubishi Tanabe Pharma Corp.	42,000	708,010
Novartis AG	39,720	2,338,140
Pharmstandard (GDR)(a)(b)	26,500	755,250
Roche Holding AG	12,819	1,879,173

Company	Shares	U.S. $ Value

Sanofi-Aventis SA	17,169	$1,100,710
Shire PLC	35,383	853,163
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	25,400	1,324,102

		11,025,979

		12,538,995

TELECOMMUNICATION SERVICES–4.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.2%
Iliad SA	6,086	662,244
Telefonica SA	72,468	1,654,436
XL Axiata Tbk PT(a)	314,000	184,223

		2,500,903

WIRELESS TELECOMMUNICATION SERVICES–2.8%
America Movil SAB de CV Series L (ADR)	20,900	1,198,406
China Mobile Ltd.	81,500	808,584
MTN Group Ltd.	41,383	844,578
Tim Participacoes SA (ADR)	3,500	119,490
VimpelCom Ltd. (Sponsored ADR)	13,274	199,641
Vodafone Group PLC	935,406	2,455,584

		5,626,283

		8,127,186

UTILITIES–0.7%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.7%
NTPC Ltd.	303,480	1,364,004

Total Common Stocks (cost $155,992,595)		193,092,403

WARRANTS–2.0%
FINANCIALS–1.2%
Sberbank of Russian Federation, Merrill Lynch, expiring 11/05/12(a)	708,100	2,400,388

INFORMATION TECHNOLOGY–0.8%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	200,200	798,798
HTC Corp., Macquarie Bank Ltd., expiring 9/06/12(a)	25,100	765,763

		1,564,561

Total Warrants (cost $3,635,264)		3,964,949

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.7%
TIME DEPOSIT–1.7%
State Street Time Deposit 0.01%, 1/03/11 (cost $3,475,000)	$3,475	$3,475,000

TOTAL INVESTMENTS–99.7% (cost $163,102,859)		200,532,352
Other assets less liabilities–0.3%		685,630

NET ASSETS–100.0%		$201,217,982

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Citibank NA:
Norwegian Krone settling 2/15/11	53,925	$9,251,158	$9,222,385	$(28,773)
Swedish Krona settling 2/15/11	58,240	8,680,618	8,646,960	(33,658)
Swiss Franc settling 2/15/11	587	591,938	628,131	36,193
Credit Suisse London Branch (GFX):
Euro settling 2/15/11	2,098	2,894,702	2,803,262	(91,440)
Japanese Yen settling 2/15/11	579,944	6,949,432	7,146,135	196,703
New Zealand Dollar settling 2/15/11	788	607,174	612,051	4,877
Swedish Krona settling 2/15/11	5,435	811,486	806,941	(4,545)
Swiss Franc settling 2/15/11	9,630	9,650,556	10,304,775	654,219
Deutsche Bank AG London:
Australian Dollar settling 2/15/11	2,928	2,799,022	2,979,547	180,525
Euro settling 2/15/11	3,912	5,431,030	5,227,055	(203,975)
Royal Bank of Scotland PLC:
Japanese Yen settling 2/15/11	119,437	1,486,478	1,471,716	(14,762)
UBS AG:
Australian Dollar settling 2/15/11	6,417	6,445,235	6,529,971	84,736
Japanese Yen settling 2/15/11	728,832	9,031,935	8,980,749	(51,186)
New Zealand Dollar settling 2/15/11	6,252	4,901,756	4,856,020	(45,736)

Sale Contracts:
BNP Paribas SA:
Canadian Dollar settling 2/15/11	3,258	3,253,477	3,273,926	(20,449)
Great British Pound settling 2/15/11	8,975	14,467,161	13,988,607	478,554
Citibank NA:
Great British Pound settling 2/15/11	668	1,072,454	1,041,158	31,296
Swiss Franc settling 2/15/11	10,937	11,378,249	11,703,357	(325,108)

10

AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
Credit Suisse London Branch (GFX):
Euro settling 2/15/11	3,848	$4,997,090	$5,141,541	$(144,451)
Euro settling 2/15/11	6,010	7,804,706	8,030,317	(225,611)
Great British Pound settling 2/15/11	3,456	5,486,919	5,386,588	100,331
Swiss Franc settling 2/15/11	5,070	5,240,134	5,425,256	(185,122)
Goldman Sachs International:
Great British Pound settling 2/15/11	2,364	3,662,664	3,684,576	(21,912)
Societe Generale:
Japanese Yen settling 2/15/11	181,893	2,181,181	2,241,306	(60,125)
UBS AG:
Japanese Yen settling 2/15/11	60,980	731,438	751,402	(19,964)
Swiss Franc settling 2/15/11	4,317	4,377,453	4,619,493	(242,040)
Westpac Banking Corp.:
Australian Dollar settling 2/15/11	635	602,085	646,179	(44,094)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate market value of these securities amounted to $1,892,448 or 0.9% of net assets.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

11

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $163,102,859)	$200,532,352
Cash	591
Foreign currencies, at value (cost $614,240)	625,963
Unrealized appreciation of forward currency exchange contracts	1,767,434
Dividends and interest receivable	315,496
Receivable for capital stock sold	143,125

Total assets	203,384,961

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	1,762,951
Payable for capital stock redeemed	126,048
Advisory fee payable	125,490
Administrative fee payable	18,646
Distribution fee payable	15,673
Transfer Agent fee payable	116
Accrued expenses and other liabilities	118,055

Total liabilities	2,166,979

NET ASSETS	$201,217,982

COMPOSITION OF NET ASSETS
Capital stock, at par	$10,965
Additional paid-in capital	218,134,851
Undistributed net investment income	3,967,732
Accumulated net realized loss on investment and foreign currency transactions	(58,348,562)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	37,452,996

$201,217,982

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$126,339,456	6,859,810	$18.42
B	$74,878,526	4,105,252	$18.24

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $300,994)	$3,767,301
Interest	1,122

	3,768,423

EXPENSES
Advisory fee (see Note B)	1,406,212
Distribution fee—Class B	175,396
Transfer agency—Class A	2,291
Transfer agency—Class B	1,369
Custodian	119,724
Administrative	70,886
Printing	42,477
Legal	40,232
Audit	39,850
Directors’ fees	3,627
Miscellaneous	15,107

Total expenses	1,917,171

Net investment income	1,851,252

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	11,617,138	(a)
Foreign currency transactions	2,643,081
Net change in unrealized appreciation/depreciation of:
Investments	6,288,145	(b)
Foreign currency denominated assets and liabilities	(295,943)

Net gain on investment and foreign currency transactions	20,252,421

NET INCREASE IN NET ASSETS FROM OPERATIONS	$22,103,673

(a)	Includes foreign capital gains taxes of $1,331.

(b)	Net of decrease in accrued foreign capital gains taxes of $119,107.

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,851,252	$2,055,227
Net realized gain (loss) on investment and foreign currency transactions	14,260,219	(23,994,826)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,992,202	69,860,367

Net increase in net assets from operations	22,103,673	47,920,768
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,412,560)	(3,925,111)
Class B	(1,333,956)	(2,361,509)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(14,078,593)	29,538,145

Total increase	4,278,564	71,172,293
NET ASSETS
Beginning of period	196,939,418	125,767,125

End of period (including undistributed net investment income of $3,967,732 and $2,262,462, respectively)	$201,217,982	$196,939,418

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks
Financials	$9,074,206		$36,499,253		$–0	–	$45,573,459
Energy	8,707,352		18,688,245		–0	–	27,395,597
Industrials	1,641,114		23,777,716		–0	–	25,418,830
Consumer Discretionary	908,008		21,713,088		–0	–	22,621,096
Consumer Staples	1,505,196		17,535,308		–0	–	19,040,504
Materials	6,981,141		11,404,526		–0	–	18,385,667
Information Technology	2,520,558		10,106,507		–0	–	12,627,065
Health Care	2,079,352		10,459,643		–0	–	12,538,995
Telecommunication Services	1,517,537		6,609,649		–0	–	8,127,186
Utilities	–0	–	1,364,004		–0	–	1,364,004
Warrants	–0	–	–0	–	3,964,949		3,964,949
Short-Term Investments	–0	–	3,475,000		–0	–	3,475,000

Total Investments in Securities	34,934,464		161,632,939	+	3,964,949		200,532,352
Other Financial Instruments*
Assets
Forward Currency Exchange Contracts	–0	–	1,767,434		–0	–	1,767,434
Liabilities
Forward Currency Exchange Contracts	–0	–	(1,762,951)		–0	–	(1,762,951)

Total	$34,934,464		$161,637,422		$3,964,949		$200,536,835

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

16

AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Warrants		Total
Balance as of 12/31/09	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	(3,903)		(3,903)
Change in unrealized appreciation/depreciation	329,686		329,686
Net purchases (sales)	3,639,166		3,639,166
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/10	$3,964,949		$3,964,949

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$329,686		$329,686

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $70,886.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $477,109, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$189,135,953		$203,686,243
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$165,612,958

Gross unrealized appreciation	$40,172,523
Gross unrealized depreciation	(5,253,129)

Net unrealized appreciation	$34,919,394

18

AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended December 31, 2010, the Portfolio entered into forward currency exchange contracts for hedging purposes and to increase exposure to underlying asset classes.

At December 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,767,434	Unrealized depreciation of forward currency exchange contracts	$1,762,951

Total		$1,767,434		$1,762,951

The effect of derivative instruments on the statement of operations for the year ended December 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,751,027	$(333,364)

Total		$2,751,027	$(333,364)

For the year ended December 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $109,706,209.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	489,235	2,255,155	$8,214,244	$34,294,801
Shares issued in reinvestment of dividends	151,829	288,187	2,412,560	3,925,111
Shares redeemed	(1,243,504)	(1,509,475)	(20,302,432)	(19,928,866)

Net increase (decrease)	(602,440)	1,033,867	$(9,675,628)	$18,291,046

Class B
Shares sold	704,801	1,444,164	$11,693,125	$20,384,907
Shares issued in reinvestment of dividends	84,588	174,668	1,333,956	2,361,509
Shares redeemed	(1,080,822)	(873,820)	(17,430,046)	(11,499,317)

Net increase (decrease)	(291,433)	745,012	$(4,402,965)	$11,247,099

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

20

AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$3,746,516	$6,286,620

Total taxable distributions	3,746,516	6,286,620

Total distributions paid	$3,746,516	$6,286,620

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,274,648
Accumulated capital and other losses	(57,140,896	)(a)
Unrealized appreciation/(depreciation)	34,938,414	(b)

Total accumulated earnings/(deficit)	$(16,927,834)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $57,140,896 of which $14,639,821 expires in the year 2016 and $42,501,075 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized $9,259,128 of capital loss carryforwards.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gain/losses on certain derivative instruments, and the tax treatment of passive foreign investments companies (PFICs).

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of passive foreign investment companies (PFICs), and reclassification of foreign capital gains tax resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

21

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.66	$12.52	$24.89	$30.37	$24.27

Income From Investment Operations
Net investment income (a)	.18	.22	.38	.20	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.92	4.59	(12.35)	5.16	6.18
Contributions from Adviser	–0	–	–0	–	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.10	4.81	(11.97)	5.36	6.48

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.67)	–0	–	(.56)	(.23)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.40)	(10.28)	(.15)

Total dividends and distributions	(.34)	(.67)	(.40)	(10.84)	(.38)

Net asset value, end of period	$18.42	$16.66	$12.52	$24.89	$30.37

Total Return
Total investment return based on net asset value (c)	12.89%	39.58%	(48.85	)%*	18.13%	27.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$126,339	$124,335	$80,458	$165,642	$81,655

Ratio to average net assets of:
Expenses	.93	%(d)	.99%	.98%	1.21	%(d)	1.23	%(d)
Net investment income	1.08	%(d)	1.55%	1.93%	.66	%(d)	1.11	%(d)
Portfolio turnover rate	104%	118%	90%	126%	74%

See footnote summary on page 23.

22

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.51	$12.41	$24.73	$30.20	$24.16

Income From Investment Operations
Net investment income (a)	.14	.18	.31	.13	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.89	4.55	(12.23)	5.11	6.16
Contributions from Adviser	–0	–	–0	–	.00	(b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.03	4.73	(11.92)	5.24	6.38

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.63)	–0	–	(.43)	(.19)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.40)	(10.28)	(.15)

Total dividends and distributions	(.30)	(.63)	(.40)	(10.71)	(.34)

Net asset value, end of period	$18.24	$16.51	$12.41	$24.73	$30.20

Total Return
Total investment return based on net asset value (c)	12.61%	39.24%	(48.96	)%*	17.78%	26.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,879	$72,604	$45,309	$57,633	$35,321
Ratio to average net assets of:
Expenses	1.18	%(d)	1.24%	1.23%	1.45	%(d)	1.48	%(d)
Net investment income	.83	%(d)	1.28%	1.63%	.45	%(d)	.81	%(d)
Portfolio turnover rate	104%	118%	90%	126%	74%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

24

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2010.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2010, $300,994 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $4,068,295.

25

INTERNATIONAL GROWTH PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	6,556,723	471,382	547,908

26

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gregory D. Eckersley(2), Vice President Christopher M. Toub(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Growth
Portfolio Oversight Group. Mr. Gregory D. Eckersley and Mr. Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

27

INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ++, # Chairman of the Board 78 (1990)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

28

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

29

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

30

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gregory D. Eckersley 46	Vice President	Senior Vice President of Adviser**, with which he has been associated since prior to 2006.

Christopher M. Toub 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

31

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$197.7	International Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $79,010 (0.06% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.99% Class B 1.24%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

32

AllianceBernstein Variable Products Series Fund

investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Growth Portfolio[6]	$197.7	International Large Cap Growth Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.501	0.750

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	Fees shown for the International Large Cap Growth Strategy are similar, but more concentrated than the Portfolio’s strategy.

33

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Growth Fund, Inc.7 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
International Growth Portfolio	0.750	0.932	1/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009,

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

34

AllianceBernstein Variable Products Series Fund

when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	0.988	1.040	3/13	1.005	9/23

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $135,618 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payment in the amount of $206,757 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.15

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

14	Most recently completed fiscal year end Class A total expense ratio.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

35

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

36

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2010.22

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	44.78	43.6	41.48	6/13	13/33
3 year	–8.08	–6.30	–6.46	8/11	18/26
5 year	4.17	4.99	4.00	7/10	11/23
10 year	3.07	1.45	0.64	3/9	4/16

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	44.78	–8.08	4.18	3.08	8.32	20.19	0.11	10
MSCI AC World ex US Index (Net)	47.58	–5.20	5.14	2.78	N/A	18.62	0.09	10
MSCI World ex US Index (Net)[26]	40.51	–7.03	3.49	1.77	4.78	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

37

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. The Portfolio invests in companies that are determined by AllianceBernstein L.P’s. (the “Adviser’s”) Bernstein unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (net), for the one- and five-year periods ended December 31, 2010, and since the Portfolio’s Class A shares’ inception on May 10, 2001, and the Portfolio’s Class B shares’ inception on August 15, 2001.

The Portfolio underperformed the benchmark during the annual period ended December 31, 2010. Poor stock selection drove the underperformance, weighed down by the technology/electronics, consumer cyclicals and utilities sectors. Italian bank Unicredit, energy company BP and retailer Esprit led the detractors. Luxury automaker BMW, industrial commodities holdings Xstrata and KGHM were the top contributors.

The Portfolio held derivatives, including equity futures to equitize cash balances and currency forwards to implement active currency management during the reporting period. Active currency management contributed to returns during the annual period ended December 31, 2010.

MARKET REVIEW AND INVESTMENT STRATEGY

Overall, international equity markets, as measured by the MSCI EAFE Index, posted positive returns although markets were volatile. Markets fell during the spring as investors’ fears mounted over escalating fiscal troubles in Europe and a potential slowdown in the world’s economic recovery. Markets received some relief in July, moving sharply higher following positive earnings, in-line results from the European bank stress tests, and BP capping its oil well in the Gulf of Mexico. However, disappointing macroeconomic data led to equity markets underperforming again in August. Markets regained strength beginning in September on optimistic economic data.

The International Value Senior Investment Management Team (the “Team”) is emphasizing companies with strong free cash flow generation that are selling at attractive valuations. The Team believes these opportunities are available across a wide range of sectors.

1

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US & Canada. Net returns reflect the reinvestment of dividends. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	Since Inception*
AllianceBernstein International Value Portfolio Class A*	4.59%	-1.13%	6.69%
AllianceBernstein International Value Portfolio Class B*	4.30%	-1.37%	6.36%
MSCI EAFE Index (Net)	7.75%	2.46%	4.47%

*  Since inception of the Portfolio’s Class A shares on 5/10/01 and Class B shares on 8/15/01. The since-inception return for the benchmark is from the Portfolio’s Class A shares’ inception date. Returns are average annual returns.

**Average  annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.83% and 1.08% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

5/10/01* – 12/31/10

* Since inception of the Portfolio’s Class A shares on 5/10/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 5/10/01* to 12/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,266.95	$4.97	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43	0.87%

Class B
Actual	$1,000	$1,265.42	$6.40	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70	1.12%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
AstraZeneca PLC	$37,198,025	2.6%
Rio Tinto PLC	36,332,330	2.6
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	33,160,278	2.3
BP PLC	32,535,498	2.3
Vodafone Group PLC	32,037,309	2.2
Samsung Electronics Co., Ltd.	27,488,941	1.9
Novartis AG	27,293,603	1.9
Bayer AG	26,885,804	1.9
Allianz SE	26,780,858	1.9
National Australia Bank Ltd.	24,851,107	1.7

	$304,563,753	21.3%

SECTOR DIVERSIFICATION**

December 31, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$282,161,492	20.0%
Materials	203,556,329	14.4
Consumer Discretionary	184,476,898	13.1
Energy	172,772,444	12.2
Industrials	130,734,676	9.3
Telecommunication Services	108,359,249	7.7
Health Care	103,675,520	7.3
Consumer Staples	78,513,010	5.6
Information Technology	74,929,731	5.3
Utilities	60,458,128	4.3
Short-Term Investments	11,088,000	0.8

Total Investments	$1,410,725,477	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$339,184,414	24.0%
United Kingdom	280,186,950	19.9
France	173,248,595	12.3
Germany	101,685,685	7.2
Canada	67,490,727	4.8
South Korea	63,476,186	4.5
Italy	56,640,948	4.0
Netherlands	47,133,101	3.3
Australia	38,332,709	2.7
Brazil	33,249,298	2.4
Switzerland	32,440,252	2.3
Russia	26,619,486	1.9
Hong Kong	23,457,400	1.7
Other	116,491,726	8.2
Short-Term Investments	11,088,000	0.8

Total Investments	$1,410,725,477	100.0%

*	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.2% or less in the following countries: Austria, Belgium, China, Denmark, India, Ireland, Kazakhstan, New Zealand, Poland, South Africa, Taiwan and Turkey.

6

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%

FINANCIALS–19.7%
COMMERCIAL BANKS–13.4%
Banco do Brasil SA	670,000	$12,681,566
Bank of China Ltd.	9,343,400	4,937,635
Barclays PLC	4,151,200	17,156,511
BNP Paribas	267,829	17,056,993
Danske Bank A/S(a)	365,232	9,366,503
Hana Financial Group, Inc.	374,500	14,253,188
KB Financial Group, Inc.(a)	279,111	14,679,675
KBC Groep NV(a)	85,884	2,926,295
Lloyds Banking Group PLC(a)	2,703,100	2,790,422
National Australia Bank Ltd.	1,024,300	24,851,107
Societe Generale	384,718	20,700,308
Sumitomo Mitsui Financial Group, Inc.	469,400	16,620,096
Turkiye Garanti Bankasi AS	1,152,700	5,821,587
Turkiye Vakiflar Bankasi Tao–Class D	3,495,600	8,819,243
UniCredit SpA	8,900,240	18,451,536

		191,112,665

CONSUMER FINANCE–1.0%
ORIX Corp.	150,670	14,761,905

INSURANCE–3.9%
Allianz SE	225,400	26,780,858
Aviva PLC	2,279,400	14,011,208
Muenchener Rueckversicherungs AG (MunichRe)	61,700	9,344,687
Old Mutual PLC	3,066,100	5,904,440

		56,041,193

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.4%
Mitsui Fudosan Co., Ltd.	751,000	14,925,058
New World Development Ltd.	2,832,000	5,320,671

		20,245,729

		282,161,492

MATERIALS–14.2%
CHEMICALS–3.2%
Agrium, Inc. (Toronto)	137,200	12,625,767
Air Water, Inc.	14,000	178,307
Arkema SA	137,000	9,879,426
Clariant AG(a)	254,000	5,146,649
Incitec Pivot Ltd.	1,428,300	5,790,315
Koninklijke DSM NV	164,849	9,396,826
Nippon Shokubai Co., Ltd.	323,000	3,330,576

		46,347,866

CONTAINERS & PACKAGING–0.2%
Smurfit Kappa Group PLC(a)	358,600	3,499,927

Company	Shares	U.S. $ Value

METALS & MINING–10.8%
BHP Billiton Ltd.	165,400	$7,691,287
JFE Holdings, Inc.	423,400	14,680,257
KGHM Polska Miedz SA	271,900	15,908,690
Lundin Mining Corp.(a)	1,568,800	11,454,780
Mitsubishi Materials Corp.(a)	2,042,000	6,489,045
Rio Tinto PLC	509,700	36,332,330
Tata Steel Ltd.	483,700	7,356,888
ThyssenKrupp AG	342,700	14,237,328
Vale SA (Sponsored ADR) (Local Preference Shares)	680,600	20,567,732
Xstrata PLC	801,400	18,990,199

		153,708,536

		203,556,329

CONSUMER DISCRETIONARY–12.9%
AUTO COMPONENTS–1.9%
GKN PLC	3,679,100	12,770,308
Magna International, Inc.– Class A	87,004	4,542,269
NGK Spark Plug Co., Ltd.	414,000	6,326,608
Sumitomo Rubber Industries Ltd.	345,500	3,593,700

		27,232,885

AUTOMOBILES–2.8%
Nissan Motor Co., Ltd.	1,554,200	14,702,496
Renault SA(a)	223,400	13,004,534
Toyota Motor Corp.	302,000	11,889,268

		39,596,298

HOTELS, RESTAURANTS & LEISURE–1.2%
Thomas Cook Group PLC	2,017,000	5,970,612
TUI Travel PLC	2,775,200	10,694,867

		16,665,479

HOUSEHOLD DURABLES–2.4%
LG Electronics, Inc.(a)	68,000	7,054,382
Sharp Corp.	1,184,000	12,150,046
Sony Corp.	404,500	14,466,793

		33,671,221

LEISURE EQUIPMENT & PRODUCTS–0.2%
Namco Bandai Holdings, Inc.	276,300	2,961,628

MEDIA–2.4%
Lagardere SCA	408,000	16,821,509
Vivendi SA	674,510	18,226,249

		35,047,758

MULTILINE RETAIL–0.8%
Marks & Spencer Group PLC	853,867	4,923,841
PPR	39,200	6,241,059

		11,164,900

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SPECIALTY RETAIL–0.7%
Esprit Holdings Ltd.	2,188,900	$10,384,237

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Yue Yuen Industrial Holdings Ltd.	2,159,000	7,752,492

		184,476,898

ENERGY–12.1%
OIL, GAS & CONSUMABLE FUELS–12.1%
BP PLC	4,414,000	32,535,498
China Petroleum & Chemical Corp.–Class H	5,438,000	5,203,011
ENI SpA	637,800	13,978,829
Gazprom OAO (Sponsored ADR)	727,200	18,499,968
JX Holdings, Inc.	1,426,000	9,649,788
KazMunaiGas Exploration Production (GDR)(b)	320,750	6,360,473
LUKOIL OAO (London) (Sponsored ADR)	141,900	8,119,518
Nexen, Inc. (Toronto)	684,476	15,695,517
OMV AG	153,500	6,397,170
Penn West Energy Trust	438,860	10,522,400
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,000,741	33,160,278
Suncor Energy, Inc. (Toronto)	328,576	12,649,994

		172,772,444

INDUSTRIALS–9.1%
AEROSPACE & DEFENSE–1.2%
BAE Systems PLC	3,380,600	17,412,829

BUILDING PRODUCTS–1.0%
Asahi Glass Co., Ltd.	1,273,000	14,804,768

CONSTRUCTION & ENGINEERING–1.4%
Bouygues SA	474,966	20,498,725

ELECTRICAL EQUIPMENT–0.8%
Sumitomo Electric Industries Ltd.	865,600	11,961,877

INDUSTRIAL CONGLOMERATES–0.6%
Bidvest Group Ltd.	342,826	8,158,864

ROAD & RAIL–1.0%
East Japan Railway Co.	65,900	4,276,197
Firstgroup PLC	880,300	5,477,227
Nippon Express Co., Ltd.	875,000	3,929,525

		13,682,949

Company	Shares	U.S. $ Value

TRADING COMPANIES & DISTRIBUTORS–3.1%
ITOCHU Corp.	676,800	$6,819,262
Mitsubishi Corp.	788,600	21,254,126
Mitsui & Co., Ltd.	981,000	16,141,276

		44,214,664

		130,734,676

TELECOMMUNICATION SERVICES–7.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.6%
France Telecom SA	651,300	13,628,912
Nippon Telegraph & Telephone Corp.	500,700	22,800,762
Telecom Corp. of New Zealand Ltd.	3,166,224	5,307,325
Telecom Italia SpA (ordinary shares)	11,258,700	14,607,551
Telecom Italia SpA (savings shares)	8,823,200	9,603,032

		65,947,582

WIRELESS TELECOMMUNICATION SERVICES–3.0%
KDDI Corp.	1,799	10,374,358
Vodafone Group PLC	12,203,975	32,037,309

		42,411,667

		108,359,249

HEALTH CARE–7.3%
PHARMACEUTICALS–7.3%
AstraZeneca PLC	816,200	37,198,025
Bayer AG	362,700	26,885,804
Novartis AG	463,660	27,293,603
Sanofi-Aventis SA	191,827	12,298,088

		103,675,520

CONSUMER STAPLES–5.5%
BEVERAGES–0.7%
Asahi Breweries Ltd.	484,700	9,355,014

FOOD & STAPLES RETAILING–1.5%
Aeon Co., Ltd.	290,900	3,629,935
Delhaize Group SA	186,472	13,790,153
Koninklijke Ahold NV	346,400	4,575,997

		21,996,085

TOBACCO–3.3%
British American Tobacco PLC	187,000	7,193,175
Imperial Tobacco Group PLC	611,200	18,788,149
Japan Tobacco, Inc.	5,736	21,180,587

		47,161,911

		78,513,010

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–5.2%
COMPUTERS & PERIPHERALS–0.8%
Pegatron Corp.(a)	1,414,000	$2,034,894
Toshiba Corp.	1,847,000	10,024,186

		12,059,080

ELECTRONIC EQUIPMENT, INSTRUMENTS & EQUIPMENT–0.7%
AU Optronics Corp.(a)	10,198,990	10,603,068

IT SERVICES–0.8%
Cap Gemini SA	253,300	11,841,599

OFFICE ELECTRONICS–0.6%
Konica Minolta Holdings, Inc.	755,500	7,808,362

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.9%
Samsung Electronics Co., Ltd.	30,660	25,605,266
Samsung Electronics Co., Ltd. (Preference Shares)	3,300	1,883,675

		27,488,941

SOFTWARE–0.4%
Konami Corp.	242,400	5,128,681

		74,929,731

Company	Shares	U.S. $ Value

UTILITIES–4.2%
ELECTRIC UTILITIES–3.9%
E.ON AG	800,200	$24,437,008
EDF SA	317,800	13,051,193
Tokyo Electric Power Co., Inc. (The)	730,300	17,806,574

		55,294,775

GAS UTILITIES–0.3%
Tokyo Gas Co., Ltd.	1,166,000	5,163,353

		60,458,128

Total Common Stocks (cost $1,268,315,987)		1,399,637,477

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.8%
TIME DEPOSIT–0.8%
State Street Time Deposit 0.01%, 1/03/11 (cost $11,088,000)	$11,088	$11,088,000

TOTAL INVESTMENTS–98.6% (cost $1,279,403,987)		1,410,725,477
Other assets less liabilities–1.4%		19,570,654

NET ASSETS–100.0%		$1,430,296,131

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	377	March 2011	$14,352,237	$14,075,755	$(276,482)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
BNP Paribas SA:
Australian Dollar settling 1/18/11	22,535	$21,055,667	$23,011,693	$1,956,026
Deutsche Bank AG London:
British Pound settling 1/18/11	9,525	15,240,476	14,848,994	(391,482)
Norwegian Krone settling 1/18/11	409,997	70,177,327	70,216,481	39,154
Swedish Krona settling 1/18/11	448,475	67,002,570	66,650,586	(351,984)
Goldman Sachs International:
Swedish Krona settling 1/18/11	39,026	5,842,653	5,799,890	(42,763)

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Royal Bank of Scotland PLC:
Swiss Franc settling 1/18/11	42,531	$42,429,170	$45,495,611	$3,066,441
State Street Bank and Trust Co.:
Euro settling 1/18/11	20,584	28,843,948	27,505,747	(1,338,201)
UBS AG:
Swiss Franc settling 1/18/11	33,079	33,785,799	35,384,763	1,598,964
Westpac Banking Corp.:
Australian Dollar settling 1/18/11	12,131	11,801,765	12,387,613	585,848
Australian Dollar settling 1/18/11	18,633	18,188,976	19,027,153	838,177
Australian Dollar settling 1/18/11	11,030	10,759,876	11,263,323	503,447
Japanese Yen settling 1/18/11	3,157,555	39,133,380	38,896,361	(237,019)

Sale Contracts:
BNP Paribas SA:
Canadian Dollar settling 1/18/11	52,705	51,862,749	52,993,180	(1,130,431)
Credit Suisse London Branch (GFX):
Japanese Yen settling 1/18/11	2,410,093	29,328,786	29,688,745	(359,959)
Swiss Franc settling 1/18/11	10,706	10,738,215	11,452,259	(714,044)
Deutsche Bank AG London:
British Pound settling 1/18/11	9,525	15,177,326	14,848,994	328,332
Euro settling 1/18/11	43,696	60,793,153	58,389,580	2,403,573
HSBC BankUSA:
Norwegian Krone settling 1/18/11	341,758	58,304,061	58,529,804	(225,743)
Royal Bank of Scotland PLC:
Japanese Yen settling 1/18/11	1,353,753	15,879,056	16,676,215	(797,159)
Japanese Yen settling 1/18/11	3,642,930	44,579,285	44,875,456	(296,171)
Swedish Krona settling 1/18/11	190,699	28,621,150	28,340,934	280,216
Standard Chartered Bank:
Hong Kong Dollar settling 1/18/11	155,728	20,101,198	20,037,435	63,763
State Street Bank and Trust Co.:
Japanese Yen settling 1/18/11	360,007	4,279,684	4,434,749	(155,065)
UBS AG:
Japanese Yen settling 1/18/11	615,833	7,384,797	7,586,143	(201,346)
Swiss Franc settling 1/18/11	7,051	7,313,936	7,542,488	(228,552)
Westpac Banking Corp.:
Canadian Dollar settling 1/18/11	2,880	2,795,560	2,895,747	(100,187)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of this security amounted to $6,360,473 or 0.4% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $1,279,403,987)	$1,410,725,477
Cash	1,069,474	(a)
Foreign currencies, at value (cost $10,441,108)	10,716,083
Unrealized appreciation of forward currency exchange contracts	11,663,941
Receivable for investment securities sold and foreign currency transactions	10,093,469
Dividends and interest receivable	2,099,900
Receivable for capital stock sold	201,997
Other asset	37,567

Total assets	1,446,607,908

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	6,570,106
Payable for investment securities purchased and foreign currency transactions	6,436,454
Payable for capital stock redeemed	1,194,170
Advisory fee payable	900,246
Distribution fee payable	277,453
Administrative fee payable	18,897
Payable for variation margin on futures contracts	1,583
Transfer Agent fee payable	116
Accrued expenses and other liabilities	912,752

Total liabilities	16,311,777

NET ASSETS	$1,430,296,131

COMPOSITION OF NET ASSETS
Capital stock, at par	$96,785
Additional paid-in capital	2,327,376,901
Undistributed net investment income	1,237,925
Accumulated net realized loss on investment and foreign currency transactions	(1,034,689,884)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	136,274,404

	$1,430,296,131

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$104,273,984	6,998,691	$14.90
B	$1,326,022,147	89,786,045	$14.77

(a)	An amount of $1,068,761 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2010.

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $4,676,701)	$43,577,755
Interest	11,151

	43,588,906

EXPENSES
Advisory fee (see Note B)	11,570,726
Distribution fee—Class B	3,527,324
Transfer agency—Class A	555
Transfer agency—Class B	5,947
Printing	963,060
Custodian	312,500
Legal	75,271
Administrative	71,951
Audit	41,645
Directors’ fees	3,656
Miscellaneous	26,937

Total expenses	16,599,572

Net investment income	26,989,334

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(14,282,750)
Futures contracts	(9,088,922)
Foreign currency transactions	15,655,335
Net change in unrealized appreciation/depreciation of:
Investments	(367,719	)(a)
Futures contracts	(714,155)
Foreign currency denominated assets and liabilities	(5,300,504)

Net loss on investment and foreign currency transactions	(14,098,715)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,890,619

(a)	Net of increase in accrued foreign capital gains taxes of $200,106.

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$26,989,334	$44,066,324
Net realized loss on investment and foreign currency transactions	(7,716,337)	(779,034,753)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,382,378)	1,295,176,771

Net increase in net assets from operations	12,890,619	560,208,342
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,614,305)	(2,172,110)
Class B	(36,126,076)	(16,521,947)
CAPITAL STOCK TRANSACTIONS
Net decrease	(429,922,600)	(469,073,106)
CAPITAL CONTRIBUTIONS
Proceeds from third party regulatory settlement (see Note E)	–0	–	37,567

Total increase (decrease)	(456,772,362)	72,478,746
NET ASSETS
Beginning of period	1,887,068,493	1,814,589,747

End of period (including undistributed net investment income of $1,237,925 and distributions in excess of net investment income of ($3,763,493), respectively)	$1,430,296,131	$1,887,068,493

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or

14

AllianceBernstein Variable Products Series Fund

liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks
Financials	$12,681,566		$269,479,926		$–0	–	$282,161,492
Materials	44,648,279		158,908,050		–0	–	203,556,329
Consumer Discretionary	4,542,269		179,934,629		–0	–	184,476,898
Energy	45,228,384		127,544,060		–0	–	172,772,444
Industrials	–0	–	130,734,676		–0	–	130,734,676
Telecommunication Services	–0	–	108,359,249		–0	–	108,359,249
Health Care	–0	–	103,675,520		–0	–	103,675,520
Consumer Staples	–0	–	78,513,010		–0	–	78,513,010
Information Technology	–0	–	74,929,731		–0	–	74,929,731
Utilities	–0	–	60,458,128		–0	–	60,458,128
Short-Term Investments	–0	–	11,088,000		–0	–	11,088,000

Total Investments in Securities	107,100,498		1,303,624,979+		–0	–	1,410,725,477
Other Financial Instruments* :
Assets
Forward Currency Exchange Contracts	–0	–	11,663,941		–0	–	11,663,941
Liabilities
Futures Contracts	(276,482)		–0	–	–0	–	(276,482	)#
Forward Currency Exchange Contracts	–0	–	(6,570,106)		–0	–	(6,570,106)

Total	$106,824,016		$1,308,718,814		$–0	–	$1,415,542,830

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Rights		Total
Balance as of 12/31/09	$3		$3
Accrued discounts /(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	(3)		(3)
Net purchases (sales)	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/10	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$–0	–	$–0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

16

AllianceBernstein Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion, and .60% in excess of $5 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2011 and then may be extended by the Adviser for additional one year terms. For the year ended December 31, 2010, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $71,951.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $1,897,893, of which $0 and $14,801, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$783,611,046		$1,200,010,658
U.S. government securities	–0	–	–0	–

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$1,316,387,958

Gross unrealized appreciation	$214,219,270
Gross unrealized depreciation	(119,881,751)

Net unrealized appreciation	$94,337,519

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2010, the Portfolio entered into future contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended December 31, 2010 the Portfolio entered into forward currency exchange contracts for hedging purposes and to increase exposure to underlying asset classes.

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AllianceBernstein Variable Products Series Fund

At December 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$11,663,941	Unrealized depreciation of forward currency exchange contracts	$6,570,106
Equity contracts			Payable for variation margin on futures contracts	276,482	*

Total		$11,663,941		$6,846,588

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$17,206,972	$(5,605,801)
Equity Contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(9,088,922)	(714,155)

Total		$8,118,050	$(6,319,956)

For the year ended December 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $1,039,480,917 and average monthly original value of futures contracts was $15,978,447.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	2,187,153	4,516,357	$30,740,419	$52,692,835
Shares issued in reinvestment of dividends	249,468	151,261	3,614,305	2,172,110
Shares redeemed	(7,637,394)	(6,509,436)	(107,855,111)	(77,800,323)

Net decrease	(5,200,773)	(1,841,818)	$(73,500,387)	$(22,935,378)

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class B
Shares sold	14,152,871	23,570,199	$189,853,986	$241,290,066
Shares issued in reinvestment of dividends	2,506,614	1,163,518	36,126,076	16,521,947
Shares redeemed	(44,356,705)	(59,100,246)	(582,402,275)	(703,949,741)

Net decrease	(27,697,220)	(34,366,529)	$(356,422,213)	$(446,137,728)

For the year ended December 31, 2009, the Portfolio received $37,567 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk–Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk–This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk–The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk–In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$39,740,381	$18,694,057

Total distributions paid	$39,740,381	$18,694,057

20

AllianceBernstein Variable Products Series Fund

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,158,427
Accumulated capital and other losses	(1,008,634,911	)(a)
Unrealized appreciation/(depreciation)	94,298,929	(b)

Total accumulated earnings/(deficit)	$(897,177,555)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,008,634,911 of which $41,335,504 expires in the year 2016, $917,130,062 expires in the year 2017 and $50,169,345 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gain/losses on certain derivative instruments and the tax treatment of passive foreign investment companies (“PFICs”).

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency and the tax treatment of passive foreign investment companies (PFICs) resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.70	$11.05	$25.14	$24.96	$19.07

Income From Investment Operations
Net investment income (a)	.27	.29	.54	.43	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	†	3.54	(13.15)	1.07	6.21

Net increase (decrease) in net asset value from operations	.66	3.83	(12.61)	1.50	6.59

Less: Dividends and Distributions
Dividends from net investment income	(.46)	(.18)	(.23)	(.31)	(.30)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(1.25)	(1.01)	(.40)

Total dividends and distributions	(.46)	(.18)	(1.48)	(1.32)	(.70)

Net asset value, end of period	$14.90	$14.70	$11.05	$25.14	$24.96

Total Return
Total investment return based on net asset value (b)	4.59%	34.68%	(53.18)%	5.84%	35.36%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,274	$179,342	$155,183	$219,691	$129,837
Ratio to average net assets of:
Expenses	.85	%(c)	.83%	.81%	.81%	.85	%(c)
Net investment income	1.94	%(c)	2.40%	2.98%	1.68%	1.75	%(c)
Portfolio turnover rate	52%	52%	36%	23%	25%

See footnote summary on page 23.

22

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.54	$10.93	$24.88	$24.74	$18.93

Income From Investment Operations
Net investment income (a)	.24	.28	.50	.36	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	†	3.47	(13.02)	1.06	6.16

Net increase (decrease) in net asset value from operations	.62	3.75	(12.52)	1.42	6.49

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.14)	(.18)	(.27)	(.28)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(1.25)	(1.01)	(.40)

Total dividends and distributions	(.39)	(.14)	(1.43)	(1.28)	(.68)

Net asset value, end of period	$14.77	$14.54	$10.93	$24.88	$24.74

Total Return
Total investment return based on net asset value (b)	4.30%	34.36%	(53.28)%	5.58%	35.05%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,326	$1,708	$1,659	$2,818	$1,889
Ratio to average net assets of:
Expenses	1.10	%(c)	1.08%	1.06%	1.06%	1.10	%(c)
Net investment income	1.73	%(c)	2.38%	2.77%	1.41%	1.53	%(c)
Portfolio turnover rate.	52%	52%	36%	23%	25%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

24

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2010.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2010, $4,676,701 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $48,254,455.

25

INTERNATIONAL VALUE PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Product Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner, Jr.	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	86,750,875	5,027,728	7,301,602

26

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Henry S. D’Auria(2), Vice President Sharon E. Fay(2), Vice President Eric J. Franco(2), Vice President	Kevin F. Simms(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 20111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

27

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ++ Chairman of the Board 78 (1990)

Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

28

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993 Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		96	None

29

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr.Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

30

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Henry S. D’Auria 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Sharon E. Fay 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Eric J. Franco 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Kevin F. Simms 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Charke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,858.6	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $80,696 (0.004% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

32

AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20% Class B 1.45%	0.83% 1.08%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

33

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Portfolio	$1,858.6	International Value Schedule[6] 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.411	0.750

The Adviser also manages AllianceBernstein International Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Value Fund.7 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee[8]
International Value Portfolio	Bernstein Kokusai Strategic Value[9]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The Portfolio has a similar investment style as International Value Strategy, but the Portfolio has a higher exposure to emerging markets equity than its institutional counterpart.

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 31, 2010 by Reuters was ¥93.49 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.7 million.

9	This ITM Fund is privately placed or institutional.

34

AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% on the balance	0.340		0.750

	Client # 2[10],[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.567		0.750

	Client # 3[10,11]	0.60% of average daily net assets	0.600		0.750

	Client # 4	0.765 % on 1st $10 million 0.675% on next $15 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.370		0.750

	Client # 5	0.50% of average daily net assets	0.500		0.750

	Client # 6	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[12]	0.202	[13]	0.750

	Client # 7	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% on the balance	0.272		0.750

	Client # 8	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.423		0.750

	Client # 9	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.370		0.750

	Client # 10	0.36% of average daily net assets	0.360		0.750

10	Assets are aggregated with other similar accounts managed by the client for purposes of calculating the investment advisory fee.

11	The client is an affiliate of the Adviser.

12	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60 of the base fee.

13	The calculation excludes the performance fee.

35

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Fund ((continued)	Client # 11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% on the balance	0.327	0.750

	Client # 12	0.35% on 1st $1 billion 0.325% on the balance	0.338	0.750

	Client # 13	0.45% on 1st $200 million 0.36% on next $300 million 0.32% on the balance	0.340	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)15 at the approximate current asset level of the Portfolio.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[17]	Lipper Exp. Group Median	Rank
International Value Portfolio[18]	0.750	0.771	5/15

14	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

15	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

17	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

18	The Portfolio’s EG includes the Portfolio, six other VIP International Value funds (“IFVE”) and eight VIP International Core funds (“IFCE”).

36

AllianceBernstein Variable Products Series Fund

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.19 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.20

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.21

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio[23]	0.829	0.877	3/15	0.945	7/53

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The

19	It should be noted that the expansion of the Portfolio’s EU was not requested by the Senior Officer or the Adviser. They requested that only the EG be expanded.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

22	Most recently completed fiscal year end Class A total expense ratio.

23	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE and IFCE funds, excluding outliers.

37

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $4,222,056 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payment in the amount of $1,109,209 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.24

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

24	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study was originally published in 2002 based on 1997 data.

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

38

AllianceBernstein Variable Products Series Fund

the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio29 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)30 for the periods ended January 31, 2010.31

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	45.99	45.99	40.66	4/7	7/28
3 year	–14.18	–6.54	–7.66	7/7	23/23
5 year	0.17	1.97	2.53	3/4	17/19

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)32 versus its benchmark.33 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.34

	Periods Ending January 31, 2010
	Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Portfolio	45.99	–14.18	0.17	6.21	23.58	0.01	5
MSCI EAFE Index (Net)	39.68	–7.65	2.99	3.52	19.56	0.10	5
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

29	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

30	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

31	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

33	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

34	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

39

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality US companies. AllianceBernstein L.P. (the “Adviser”) tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2010.

For the annual period ended December 31, 2010, the Portfolio underperformed the benchmark. The largest detracting sectors were health care and financials, two industries shrouded in uncertainty over US government reform efforts. The largest individual detractors, Goldman Sachs and Gilead Sciences, reflected these themes. On the positive side, technology stocks were the largest contributors overall, led by Apple. An underweight in the consumer staples sector, where, in general, the Portfolio’s Large Cap Growth Investment Team (the “Team”) sees modest growth opportunities, was the largest contribution from a sector perspective.

The Portfolio, for hedging purposes, utilized derivatives, including options, during the reporting period ended December 31, 2010. These instruments had a nominal impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

2010 started off well, with economic growth and financial markets exceeding expectations. Pockets of turbulence in the second and third quarters, however, left investors leery and anxious about the future—and focused on preserving rather than growing assets. By the fourth quarter, increasingly positive indicators put to rest the overriding fear in the market—that the economy would take a “double-dip” back into recession—and risk aversion subsided.

The Team is heartened to see investors beginning to once again discriminate companies based on fundamentals. This is what the Team seeks to capture through its research-based stock selection, so in the Team’s view, the Portfolio remains positioned to benefit as more typical behavior gains momentum. The Team continues to lean into this opportunity by investing in leading growth franchises at historically low valuations relative to their peers. While some of the Portfolio’s established positions are starting to play out as expected, the Team’s research continues finding new examples of what they consider to be under-recognized growth potential.

1

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000® Growth Index represents the performance of 1000 large-cap growth companies within the US. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	10 Years**
AllianceBernstein Large Cap Growth Portfolio Class A*	10.10%	0.71%	-0.83%
AllianceBernstein Large Cap Growth Portfolio Class B*	9.83%	0.45%	-1.08%
Russell 1000 Growth Index	16.71%	3.75%	0.02%
S&P 500 Stock Index	15.06%	2.29%	1.41%

*  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2010 by 0.58%. For additional information regarding the impact of class action settlement proceeds on Portfolio performance, please see the Financial Highlights section of this report on pages 17 and 18.

** Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88% and 1.13% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/00 – 12/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Portfolio Class A shares (from 12/31/00 to 12/31/10) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,252.94	$4.77	0.84%
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28	0.84%

Class B
Actual	$1,000	$1,250.80	$6.18	1.09%
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS *
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$30,004,531	7.1%
JPMorgan Chase & Co.	21,827,211	5.1
Google, Inc.—Class A	21,430,437	5.0
Schlumberger Ltd.	21,089,178	5.0
Goldman Sachs Group, Inc. (The)	17,774,512	4.2
Alcon, Inc.	14,842,439	3.5
United Parcel Service, Inc.—Class B	11,888,604	2.8
Oracle Corp.	11,732,805	2.8
EMC Corp.	11,039,930	2.6
Dow Chemical Co. (The)	10,368,318	2.4

	$171,997,965	40.5%

SECTOR DIVERSIFICATION **

December 31, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$112,016,804	26.5%
Consumer Discretionary	71,856,983	17.0
Producer Durables	58,624,365	13.9
Financial Services	54,730,934	12.9
Energy	54,350,570	12.9
Health Care	46,662,103	11.0
Materials & Processing	21,680,667	5.1
Consumer Staples	1,064,879	0.3
Short-Term Investments	1,905,000	0.4

Total Investments	$422,892,305	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%
TECHNOLOGY–26.4%
COMMUNICATIONS TECHNOLOGY–2.2%
Cisco Systems, Inc.(a)	464,100	$9,388,743

COMPUTER SERVICES, SOFTWARE & SYSTEMS–10.5%
Citrix Systems, Inc.(a)	95,900	6,560,519
Google, Inc.–Class A(a)	36,080	21,430,437
Intuit, Inc.(a)	36,500	1,799,450
Microsoft Corp.	45,400	1,267,568
Oracle Corp.	374,850	11,732,805
Rovi Corp.(a)	29,900	1,854,099

		44,644,878

COMPUTER TECHNOLOGY–10.5%
Apple, Inc.(a)	93,020	30,004,531
EMC Corp.(a)	482,093	11,039,930
NVIDIA Corp.(a)	210,200	3,237,080

		44,281,541

SEMICONDUCTORS & COMPONENT–3.2%
Broadcom Corp.–Class A	145,352	6,330,080
Intel Corp.	130,978	2,754,467
Marvell Technology Group Ltd.(a)	248,900	4,617,095

		13,701,642

		112,016,804

CONSUMER DISCRETIONARY–16.9%
AUTO PARTS–1.8%
Johnson Controls, Inc.	194,600	7,433,720

AUTOMOBILES–1.7%
Ford Motor Co.(a)	437,600	7,347,304

CABLE TELEVISION SERVICES–0.6%
Comcast Corp.–Class A	110,500	2,427,685

DIVERSIFIED MEDIA–1.2%
News Corp.–Class A	351,600	5,119,296

DIVERSIFIED RETAIL–4.2%
Amazon.com, Inc.(a)	29,135	5,244,300
Costco Wholesale Corp.	43,505	3,141,496
Kohl’s Corp.(a)	146,300	7,949,942
Target Corp.	26,850	1,614,490

		17,950,228

ENTERTAINMENT–1.6%
Walt Disney Co. (The)	184,300	6,913,093

HOUSEHOLD EQUIP & PROD–0.6%
Stanley Black & Decker, Inc.	36,600	2,447,442

LEISURE TIME–1.3%
Carnival Corp.	116,600	5,376,426

Company	Shares	U.S. $ Value

RESTAURANTS–1.6%
Starbucks Corp.	213,700	$6,866,181

SPECIALTY RETAIL–2.3%
Limited Brands, Inc.	156,400	4,806,172
Lowe’s Cos., Inc.	183,700	4,607,196
NetFlix, Inc.(a)	3,200	562,240

		9,975,608

		71,856,983

PRODUCER DURABLES–13.8%
AEROSPACE–1.4%
Goodrich Corp.	68,400	6,023,988

BACK OFFICE SUPPORT HR & CONSULTING–1.2%
Accenture PLC	108,495	5,260,923

DIVERSIFIED MANUFACTURING OPERATIONS–3.6%
Danaher Corp.	209,900	9,900,983
Honeywell International, Inc.	103,500	5,502,060

		15,403,043

MACHINERY: AGRICULTURAL–1.7%
Deere & Co.	84,400	7,009,420

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–1.0%
Flowserve Corp.	34,607	4,125,846

SCIENTIFIC INSTRUMENTS: ELECTRICAL–2.1%
Cooper Industries PLC	152,900	8,912,541

TRANSPORTATION MISCELLANEOUS–2.8%
United Parcel Service, Inc.–Class B	163,800	11,888,604

		58,624,365

FINANCIAL SERVICES–12.9%
BANKS: DIVERSIFIED–0.3%
Wells Fargo & Co.	38,100	1,180,719

DIVERSIFIED FINANCIAL SERVICES–10.7%
Blackstone Group LP	400,400	5,665,660
Goldman Sachs Group, Inc. (The)	105,700	17,774,512
JPMorgan Chase & Co.	514,550	21,827,211

		45,267,383

INSURANCE: MULTI-LINE–0.4%
AON Corp.	41,700	1,918,617

SECURITIES BROKERAGE & SERVICES–1.5%
CME Group, Inc.–Class A	19,780	6,364,215

		54,730,934

ENERGY–12.8%
ALTERNATIVE ENERGY–0.5%
Suncor Energy, Inc. (New York)	59,000	2,259,110

6

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL WELL EQUIPMENT & SERVICES–5.9%
Cameron International Corp.(a)	80,400	$4,078,692
Schlumberger Ltd.	252,565	21,089,178

		25,167,870

OIL: CRUDE PRODUCERS–6.4%
EOG Resources, Inc.	59,315	5,421,984
Noble Energy, Inc.	105,025	9,040,552
Occidental Petroleum Corp.	63,000	6,180,300
Southwestern Energy Co.(a)	167,800	6,280,754

		26,923,590

		54,350,570

HEALTH CARE–11.0%
BIOTECHNOLOGY–1.0%
Celgene Corp.(a)	75,059	4,438,989

HEALTH CARE SERVICES–1.5%
Express Scripts, Inc.–Class A(a)	113,800	6,150,890

MEDICAL SERVICES–3.6%
Alcon, Inc.	90,835	14,842,439
Covidien PLC	14,000	639,240

		15,481,679

PHARMACEUTICALS–4.9%
Allergan, Inc.	59,000	4,051,530
Gilead Sciences, Inc.(a)	221,760	8,036,583
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	110,485	5,759,583
Vertex Pharmaceuticals, Inc.(a)	78,300	2,742,849

		20,590,545

		46,662,103

MATERIALS & PROCESSING–5.1%
CHEMICALS: DIVERSIFIED–3.4%
Dow Chemical Co. (The)	303,700	10,368,318
Potash Corp. of Saskatchewan, Inc.	25,800	3,994,614

		14,362,932

Company	Shares	U.S. $ Value

COPPER–0.6%
Freeport-McMoRan Copper & Gold, Inc.	23,035	$2,766,273

FERTILIZERS–1.1%
Monsanto Co.	65,357	4,551,462

		21,680,667

CONSUMER STAPLES–0.3%
BEVERAGE: SOFT DRINKS–0.3%
PepsiCo, Inc.	16,300	1,064,879

Total Common Stocks (cost $391,346,298)		420,987,305

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.4%
Time Deposit–0.4%
State Street Time Deposit 0.01%, 1/03/11 (cost $1,905,000)	$1,905	1,905,000

TOTAL INVESTMENTS–99.6% (cost $393,251,298)		422,892,305
Other assets less liabilities–0.4%		1,604,557

Net Assets–100.0%		$424,496,862

(a)	Non-income producing security.

Glossary:

ADR–American Depositary Receipt

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $393,251,298)	$422,892,305
Cash	502
Receivable for investment securities sold	110,873,647
Dividends and interest receivable	431,702
Receivable for capital stock sold	6,698

Total assets	534,204,854

LIABILITIES
Payable for investment securities purchased	108,658,100
Payable for capital stock redeemed	502,457
Advisory fee payable	268,248
Distribution fee payable	47,068
Administrative fee payable	18,188
Transfer Agent fee payable	115
Accrued expenses	213,816

Total liabilities	109,707,992

NET ASSETS	$424,496,862

COMPOSITION OF NET ASSETS
Capital stock, at par	$15,486
Additional paid-in capital	645,742,724
Undistributed net investment income	397,327
Accumulated net realized loss on investment and foreign currency transactions	(251,299,682)
Net unrealized appreciation on investments	29,641,007

$424,496,862

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$200,977,271	7,232,837	$27.79
B	$223,519,591	8,253,402	$27.08

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $90,431)	$4,698,146
Interest	104

4,698,250

EXPENSES
Advisory fee (see Note B)	3,074,645
Distribution fee—Class B	538,818
Transfer agency—Class A	4,320
Transfer agency—Class B	4,787
Printing	153,812
Custodian	106,575
Administrative	71,180
Legal	41,744
Audit	32,264
Directors’ fees	3,595
Miscellaneous	7,123

Total expenses	4,038,863

Net investment income	659,387

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	105,440,859
Options written	140,140
Foreign currency transactions	(1,099)
Net change in unrealized appreciation/depreciation of:
Investments	(68,651,969)
Options written	19,692

Net gain on investment and foreign currency transactions	36,947,623

NET INCREASE IN NET ASSETS FROM OPERATIONS	$37,607,010

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$659,387	$1,319,760
Net realized gain (loss) on investment and foreign currency transactions	105,579,900	(25,389,324)
Net change in unrealized appreciation/depreciation of investments	(68,632,277)	149,210,712

Net increase in net assets from operations	37,607,010	125,141,148
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(963,805)	(288,603)
Class B	(588,097)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(56,958,536)	(53,880,424)

Total increase (decrease)	(20,903,428)	70,972,121
NET ASSETS
Beginning of period	445,400,290	374,428,169

End of period (including undistributed net investment income of $397,327 and $1,290,941, respectively)	$424,496,862	$445,400,290

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks	$420,987,305		$–0	–	$–0	–	$420,987,305
Short-Term Investments	–0	–	1,905,000		–0	–	1,905,000

Total Investments in Securities	420,987,305		1,905,000		–0	–	422,892,305
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$420,987,305		$1,905,000		$–0	–	$422,892,305

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

12

AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $71,180.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $535,536, of which $427 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$426,014,357		$482,019,833
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$396,583,285

Gross unrealized appreciation	$33,327,342
Gross unrealized depreciation	(7,018,322)

Net unrealized appreciation	$26,309,020

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

During the year ended December 31, 2010, the Portfolio entered into options for hedging purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. During the year ended December 31, 2010, the Portfolio entered into written options for hedging purposes. For the year ended December 31, 2010, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/09	132		$14,628
Options written	1,263		207,234
Options closed	(1,395)		(221,862)

Options written outstanding as of 12/31/10	–0	–	$–0	–

14

AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity Contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$140,140	$19,692

Total		$140,140	$19,692

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	153,817	265,026		$3,800,148	$5,799,157
Shares issued in reinvestment of dividends	37,546	13,976		963,805	288,603
Shares redeemed	(1,317,159)	(1,742,614)		(32,855,265)	(35,573,178)

Net decrease	(1,125,796)	(1,463,612)		$(28,091,312)	$(29,485,418)

Class B
Shares sold	631,026	927,341		$15,441,353	$19,201,368
Shares issued in reinvestment of dividends	23,467	–0	–	588,097	–0	–
Shares redeemed	(1,844,345)	(2,187,819)		(44,896,674)	(43,596,374)

Net decrease	(1,189,852)	(1,260,478)		$(28,867,224)	$(24,395,006)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

NOTE H : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$1,551,902	$288,603

Total taxable distributions	1,551,902	288,603

Total distributions paid	$1,551,902	$288,603

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$563,066
Accumulated capital and other losses	(248,133,434	)(a)
Unrealized appreciation/(depreciation)	26,309,020	(b)

Total accumulated earnings/(deficit)	$(221,261,348)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $248,133,434 of which $167,106,343 expires in the year 2011, $52,077,408 expires in the year 2016, and $28,949,683 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $94,974,587, and capital loss carryforwards of $199,013,632 expired at December 31, 2010.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnerships.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency and the expiration of capital loss carryforwards resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions, and a net decrease to additional paid-in capital. This reclassification had no effect on net assets.

NOTE I : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009	2008		2007		2006
Net asset value, beginning of period	$25.36		$18.47	$30.61		$26.87		$26.99

Income From Investment Operations
Net investment income (loss) (a)	.07		.10	.04		(.01)		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48		6.82	(12.18)		3.75		(.09)

Net increase (decrease) in net asset value from operations	2.55		6.92	(12.14)		3.74		(.12)

Less: Dividends
Dividends from net investment income	(.12)		(.03)	–0	–	–0	–	–0	–

Net asset value, end of period	$27.79		$25.36	$18.47		$30.61		$26.87

Total Return
Total investment return based on net asset value (b)	10.10	%*	37.52%*	(39.66	)%*	13.92	%*	(.44)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$200,977		$211,940	$181,452		$395,655		$474,069
Ratio to average net assets of:
Expenses	.85	%(c)	.88%	.84%		.82%		.84	%(c)
Net investment income (loss)	.29	%(c)	.47%	.17%		(.03)%		(.12	)%(c)
Portfolio turnover rate	105%		97%	89%		92%		81%

See footnote summary on page 18.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2010	2009	2008	2007	2006
Net asset value, beginning of period	$24.72	$18.03	$29.96	$26.37	$26.55

Income From Investment Operations
Net investment income (loss) (a)	.01	.04	(.02)	(.08)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	6.65	(11.91)	3.67	(.09)

Net increase (decrease) in net asset value from operations	2.43	6.69	(11.93)	3.59	(.18)

Less: Dividends
Dividends from net investment income	(.07)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$27.08	$24.72	$18.03	$29.96	$26.37

Total Return
Total investment return based on net asset value (b)	9.83	%*	37.10	%*	(39.82	)%*	13.61	%*	(.68)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$223,520	$233,460	$192,976	$393,537	$456,374
Ratio to average net assets of:
Expenses	1.10	%(c)	1.13%	1.09%	1.07%	1.08	%(c)
Net investment income (loss)	.04	%(c)	.22%	(.08)%	(.27)%	(.37	)%(c)
Portfolio turnover rate	105%	97%	89%	92%	81%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007 by 0.58%, 1.96%, 2.10% and 0.39%, respectively.

See notes to financial statements.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Large Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

19

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

20

LARGE CAP GROWTH PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.
	Voted For	Withheld Authority
John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	13,982,085	833,328	999,505

21

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph R. Elegante(2), Vice President Jason P. Ley(2) , Vice President David F. Randell(2), Vice President	P. Scott Wallace(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Mr. Joseph R. Elegante, Mr. Jason P. Ley, Mr. David F. Randell and Mr. P. Scott Wallace are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, † 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments , Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ## Chairman of the Board 78 (1990)

Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

23

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

†	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund due to his position as a Senior Vice President of the Adviser.

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph R. Elegante 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Jason P. Ley 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

David F. Randell 47	Vice President	Senior Vice President of the Adviser** since 2007. Prior thereto, he was associated with GTCR Golder Rauner LLC, a private equity firm, since prior to 2006.

P. Scott Wallace 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

26

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$445.2	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $79,258 (0.02% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.88% Class B 1.13%	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

27

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	$445.2	Large Cap Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.323	0.750

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Large Cap Growth Fund, Inc.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein retail mutual fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client #1	0.60% on 1st billion 0.55% on the balance	0.600	0.750

	Client #2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% on the balance	0.272	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

29

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Portfolio	0.750	0.750	5/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.12

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.883	0.796	13/13	0.810	55/76

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

13	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $506,526 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $384,191 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.14

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser’s clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2009.

31

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2010.21

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year		34.64		35.40		36.65	10/13	68/99
3 year	–	4.53	–	3.81	–	4.53	8/12	45/89
5 year		1.10		1.42		1.10	8/12	41/81
10 year	–	3.70	–	2.27	–	2.79	10/10	34/48

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)		5 Year (%)	10 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
								Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	34.64	–	4.53	1.10	–	3.70	7.84	18.66	–	0.26	10
Russell 1000 Growth Index	37.85	–	4.15	1.42	–	3.95	6.62	18.91	–	0.27	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.05	$1.46	0.29%
Hypothetical (5% return before expenses)	$1,000	$1,023.74	$1.48	0.29%

Class B
Actual	$1,000	$1,000.05	$1.46	0.29%
Hypothetical (5% return before expenses)	$1,000	$1,023.74	$1.48	0.29%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

	Yield*		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–99.9%
CERTIFICATES OF DEPOSIT–35.4%
Bank of Montreal Chicago 1/18/11	0.23%		$1,300	$1,300,000
Bank of Nova Scotia 3/07/11	0.29%		1,400	1,400,000
Barclays Bank PLC NY 7/05/11(a)	0.57%		1,400	1,400,000
Canadian Imperial Bank Comm NY 5/27/11(a)	0.29%		1,300	1,299,972
Deutsche Bank NY 2/22/11	0.28%		1,300	1,300,000
National Australia Bank NY 3/23/11(a)	0.29%		1,400	1,400,000
Nordea Bank Finland NY 5/03/11	0.45%		1,300	1,300,570
Norinchukin Bank NY 1/19/11	0.33%		1,400	1,400,000
Rabobank Nederland NV NY 1/18/11	0.26 0.57	%- %	1,500	1,500,000
Royal Bank of Canada NY 3/10/11(a)	0.26%		400	400,000
State Street Bank & Trust 2/11/11	0.39%		1,400	1,400,000
Toronto Dominion Bank NY 2/04/11(a)	0.27%		900	900,000
10/28/11(a)	0.33%		500	500,000
Westpac Banking Corp. NY 1/13/12(a)	0.35%		1,300	1,300,000

				16,800,542

MUNICIPAL OBLIGATIONS–24.1%
Connecticut State Health & Educational Facility Authority (Yale Univ) Series 2001V-1 7/01/36(b)	0.24%		1,000	1,000,000
Dallas Fort Worth TX Intl Arpt (United Parcel Service) 5/01/32(b)	0.25%		2,000	2,000,000
Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008B 5/15/48(b)	0.24%		1,200	1,200,000
Jackson Cnty MS PCR (Chevron Corp.) Series 1993 6/01/23(b)	0.27%		2,000	2,000,000
Loudoun Cnty VA IDA (Howard Hughes Med Inst) 2/15/38(b)	0.27%		2,000	2,000,000

	Yield*	Principal Amount (000)	U.S. $ Value

Massachusetts Dev Fin Agy (Smith College) 7/01/24(b)	0.31%	$1,248	$1,248,000
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1999R 11/01/49(b)	0.24%	2,000	2,000,000

			11,448,000

COMMERCIAL PAPER–17.1%
Australia & New Zealand Banking Group 3/16/11(c)	0.30%	1,400	1,399,137
Banque Et Caisse Epargne 1/04/11	0.25%	1,300	1,299,973
BNP Paribas Finance, Inc. 1/21/11	0.26%	1,300	1,299,812
Commonwealth Bank of Australia 2/09/11(c)	0.26%	1,300	1,299,634
KFW Group 2/08/11(c)	0.37%	1,400	1,399,453
Straight-A Funding LLC 1/05/11(c)	0.25%	1,400	1,399,961

			8,097,970

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–13.3%
Federal Farm Credit Bank 11/17/11(a)	0.20%	500	499,873
12/20/11(a)	0.22%	500	499,903
4/23/12(a)	0.27%	500	500,083
4/12/12(a)	0.29%	500	500,227
Series 1 7/15/11(a)	0.17%	500	499,973
Federal Home Loan Bank 2/17/12(a)	0.16%	500	499,707
7/20/11(a)	0.17%	500	499,821
Federal Home Loan Mortgage Corp. 5/05/11(a)	0.17%	300	299,907
2/02/12(a)	0.18%	500	499,564
12/21/11(a)	0.21%	500	499,804
Federal Home Loan Mortgage Corp. Discount Note 1/31/11	0.23%	500	499,904
Federal National Mortgage Association 8/11/11(a)	0.17%	500	499,862
9/19/11(a)	0.22%	500	499,857

			6,298,485

2

AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

REPURCHASE AGREEMENTS–8.4%
Greenwich Securities, 0.20%, dated 12/31/10 due 1/03/11 in the amount of $2,000,033 (collateralized by $2,025,000 U.S. Treasury Note, 1.00% due 10/31/11, value $2,040,198)		$2,000	$2,000,000
Mizuho Securities USA, 0.20%, dated 12/31/10 due 1/03/11 in the amount of $2,000,033 (collateralized by $1,987,900 U.S. Treasury Note, 1.75% due 8/15/12, value $2,040,083)		2,000	2,000,000

			4,000,000

	Yield*	Principal Amount (000)	U.S. $ Value

CORPORATES– INVESTMENT GRADES–1.6%
Pfizer, Inc. 3/15/11(a)	2.25%	$600	$602,372
Wal-Mart Stores, Inc. 2/15/11	4.13%	170	170,774

			773,146

TOTAL INVESTMENTS–99.9% (cost $47,418,143)			47,418,143
Other assets less liabilities–0.1%			63,311

NET ASSETS–100.0%			$47,481,454

(a)	Floating Rate Security. Stated interest rate was in effect at December 31, 2010.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate market value of these securities amounted to $5,498,185 or 11.6% of net assets.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

IDA—Industrial Development Authority/Agency

PCR—Pollution Control Revenue Bond

See notes to financial statements.

3

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $47,418,143)	$47,418,143
Cash	76,885
Receivable for capital stock sold	71,940
Interest receivable	18,346

Total assets	47,585,314

LIABILITIES
Payable for capital stock redeemed	42,070
Audit fee payable	36,264
Legal fee payable	10,333
Printing fee payable	6,928
Custody fee payable	5,549
Dividends payable	377
Transfer Agent fee payable	115
Payable to Adviser	95
Accrued expenses	2,129

Total liabilities	103,860

NET ASSETS	$47,481,454

COMPOSITION OF NET ASSETS
Capital stock, at par	$47,497
Additional paid-in capital	47,433,482
Undistributed net investment income	475

$47,481,454

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$19,269,007	19,275,281	$1.00
B	$28,212,447	28,221,817	$1.00

See notes to financial statements.

4

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$150,585

EXPENSES
Advisory fee (see Note B)	247,180
Distribution fee—Class B	82,580
Transfer agency—Class A	1,323
Transfer agency—Class B	2,007
Administrative	76,408
Custodian	62,425
Legal	38,894
Audit	34,868
Printing	14,028
Directors’ fees	3,671
Miscellaneous	1,975

Total expenses	565,359
Less: expenses waived and reimbursed by the Adviser (see Note B)	(337,683)
Less: expenses waived by the Distributor (see Note C)	(82,580)

Net expenses	145,096

Net investment income	5,489

REALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	9

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,498

See notes to financial statements.

5

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$5,489	$79,241
Net realized gain on investment transactions	9	875

Net increase in net assets from operations	5,498	80,116
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,188)	(46,175)
Class B	(3,301)	(33,040)
CAPITAL STOCK TRANSACTIONS
Net decrease	(16,941,316)	(521,440)

Total decrease	(16,941,307)	(520,539)
NET ASSETS
Beginning of period	64,422,761	64,943,300

End of period (including undistributed net investment income of $475 and $0, respectively)	$47,481,454	$64,422,761

See notes to financial statements.

6

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Certificates of Deposit	$–0	–	$16,800,542		$–0	–	$16,800,542
Municipal Obligations	–0	–	11,448,000		–0	–	11,448,000
Commercial Paper	–0	–	8,097,970		–0	–	8,097,970
U.S. Government & Government Sponsored Agency Obligations	–0	–	6,298,485		–0	–	6,298,485
Repurchase Agreements	–0	–	4,000,000		–0	–	4,000,000
Corporates—Investment Grades	–0	–	773,146		–0	–	773,146

Total Investments in Securities	–0	–	47,418,143		–0	–	47,418,143
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$–0	–	$47,418,143		$–0	–	$47,418,143

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. It is the Portfolio’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with the federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. For the year ended December 31, 2010, the Adviser voluntarily agreed to waive the entire amount of such fees of $247,180. Additionally, the Portfolio received excess reimbursement in the amount of $95 which was payable to the Adviser for the period ended December 31, 2010. To prevent the Portfolio’s total expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed the Portfolio an additional amount of $14,095.

Pursuant to the investment advisory agreement, the Adviser provides certain legal and accounting services for the Portfolio. For the year ended December 31, 2010, the Adviser voluntarily agreed to waive the entire amount of such fees of $76,408.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to

8

AllianceBernstein Variable Products Series Fund

its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

For the year ended December 31, 2010, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $82,580 for Class B shares, limiting the effective annual rate to ..00%.

NOTE D: Investment Transactions, Income Taxes and Distributions to Shareholders

At December 31, 2010, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$5,489	$79,215

Total distributions paid	$5,489	$79,215

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$475

Total accumulated earnings/(deficit)	$475

NOTE E: Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	4,212,329	13,513,829	$4,212,329	$13,513,829
Shares issued in reinvestment of dividends	2,240	46,175	2,240	46,175
Shares redeemed	(10,263,330)	(16,762,780)	(10,263,330)	(16,762,780)

Net decrease	(6,048,761)	(3,202,776)	$(6,048,761)	$(3,202,776)

Class B
Shares sold	7,580,223	54,263,908	$7,580,223	$54,263,908
Shares issued in reinvestment of dividends	3,398	33,040	3,398	33,040
Shares redeemed	(18,476,176)	(51,615,612)	(18,476,176)	(51,615,612)

Net increase (decrease)	(10,892,555)	2,681,336	$(10,892,555)	$2,681,336

NOTE F: Risks Involved in Investing in the Portfolio

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

9

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Department of Treasury’s Temporary Guarantee Program for Money Market Funds

During the prior reporting period the Portfolio participated in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was then extended to September 18, 2009. The Program applied to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the “Covered Shareholders”). Subject to the limitations discussed below, the Program protected Covered Shareholders if the Portfolio “broke the buck”, meaning that the stable NAV of $1.00 per share that the Portfolio seeks to maintain fell below $.995 per share (the “Guarantee Event”). In order to qualify for this protection, the Portfolio must have liquidated within approximately 30 days after the Guarantee Event. The Treasury would have covered any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program continued to apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would have received no payments for any increase in the number of the Portfolio’s shares held after that date. If a shareholder closed his or her account, the shareholder would not have been covered by the Program. If the number of shares held in an account fluctuated after September 19, 2008 due to purchases and sales of shares during the Program period, a shareholder would have been covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever would have been less. Initial purchases of shares by new shareholders after September 19, 2008 were not eligible for coverage under the Program.

The Portfolio paid a fee to the Treasury for its participation in the Program based on the Portfolio’s aggregate NAV on September 19, 2008. The fee for the Portfolio’s participation in the Program from January 1, 2009 until September 18, 2009 was 0.015% of its aggregate NAV on September 19, 2008. This was in addition to the fee paid by the Portfolio for its initial participation in the Program of 0.01% and for its participation in the first extension of the Program until April 30, 2009 of 0.015%, both of which were based on the Portfolio’s aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equated to 0.04% (on an annualized basis) of the Portfolio’s asset base over the entire extended program term. The Program ended on September 18, 2009.

NOTE H: Amendments to Rule 2a-7

As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission (“Commission”) Rule 2a-7 under the Investment Company Act of 1940 (the “Rule”). The Rule imposes strict conditions on the investment quality, maturity, and diversification of the Portfolio’s investments. Effective May 5, 2010, the Commission adopted amendments to Rule 2a-7. Among other things, the amended Rule 2a-7 requires that the Portfolio’s investments have (i) a remaining maturity of no more than 397 days, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed 120 days. Rule 2a-7 imposes daily and weekly liquidity standards that require the Portfolio to hold investments of at least 10% and 30% of its total assets, respectively, in liquid assets. Rule 2a-7 also limits the Portfolio’s investments in illiquid securities to 5% of its total assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

10

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.00	(a)(b)	.02	.04	.04

Less: Dividends
Dividends from net investment income	.00	(a)	.00	(a)	(.02)	(.04)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return
Total investment return based on net asset value (c)	.01%		.17%		1.90%	4.35%	4.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,269		$25,318		$28,520	$23,610	$27,087
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.26	%(d)	.66%		.96%	.99%	.93	%(d)
Expenses, before waivers/reimbursements	.88	%(d)	.90%		.96%	.99%	.93	%(d)
Net investment income	.01	%(b)(d)	.18	%(b)	1.85%	4.28%	4.13	%(d)

See footnote summary on page 12.

11

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.00	(a)(b)	.02	.04	.04

Less: Dividends
Dividends from net investment income	.00	(a)	.00	(a)	(.02)	(.04)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return
Total investment return based on net asset value (c)	.01%		.09%		1.64%	4.08%	3.96%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,212		$39,105		$36,423	$23,846	$24,537
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.26	%(d)	.71%		1.20%	1.24%	1.19	%(d)
Expenses, before waivers/reimbursements	1.13	%(d)	1.15%		1.20%	1.24%	1.19	%(d)
Net investment income	.01	%(b)(d)	.08	%(b)	1.57%	4.00%	3.89	%(d)

(a)	Amount is less than $.01 per share.

(b)	Net of expenses reimbursed by the Adviser and/or the Distributor.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

12

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Money Market Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

13

MONEY MARKET PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Product Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	43,875,880	3,515,493	4,260,314

14

MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

John Giaquinta, Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

15

MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTOR

Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.	97	None
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ## Chairman of the Board 78 (1990)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

16

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

17

MONEY MARKET PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

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AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Raymond J. Papera 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Maria R. Cona 56	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2006.

Edward J. Dombrowski 33	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

John Giaquinta 47	Vice President	Assistant Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Portfolio’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Money Market Portfolio (the “Portfolio”) at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that

20

AllianceBernstein Variable Products Series Fund

the Adviser’s level of profitability from its relationship with the Portfolio in 2008 was not unreasonable and noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2009.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Portfolio) on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Lipper VA Money Market Funds Average (the “Lipper Average”) and the Barclays Capital U.S. Treasury Bill Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2010 and (in the case of comparisons with the Lipper Average and the Index) the since inception period (December 1992 inception). The directors noted that on a net return basis the Portfolio was in the 2nd quintile of the Performance Group and the 3rd quintile of the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for all other periods reviewed, and on a gross return basis the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3- and 5-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio almost matched the Lipper Average in the 1-year period and underperformed the Lipper Average in all other periods reviewed. The Portfolio outperformed the Index in the 10-year and the since inception periods but underperformed that index in all other periods reviewed. The directors also reviewed performance information for periods ended September 30, 2010 (for which the data was not limited to Class A Shares), and noted that in the 3-month and the year-to-date periods the Portfolio had matched the Lipper Average but lagged the Index. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involved investments in securities of the same type that the Portfolio invests in (i.e., fixed income taxable securities). The directors also noted that another AllianceBernstein fund advised by the Adviser has an investment style similar to that of the Portfolio yet pays a significantly lower advisory fee than the Portfolio, while a portfolio of another AllianceBernstein fund advised by the Adviser that invests in different types of money market securities, pays no advisory fee but is offered only as a cash management vehicle for selected institutional clients that pay advisory fees at various rates.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

21

MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 13 basis points in the Portfolio’s latest fiscal year (of which the Adviser had waived 3 basis points), and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s small asset base of approximately $50 million (the Expense Group median is approximately 300% larger) impacted the Portfolio’s expense ratio. The Adviser stated that it and the Portfolio’s principal underwriter were voluntarily waiving all advisory and all Class B 12b-1 fees, respectively, in order to reduce total expenses sufficiently that the Portfolio will show a positive return but noted that such waivers could be discontinued at any time. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

22

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Money Market Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.             2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 11.

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MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/10 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$50.9	Money Market Portfolio[5]

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $82,467 (0.125% of the Portfolio’s average daily net assets) for such services.6

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio		Total Expense Ratio		Fiscal Year
		Net	Gross
Money Market Portfolio	Class A Class B	0.66% 0.71%	0.90% 1.15%	December 31

In response to low interest rates in the marketplace that have depressed money market yield, the Adviser or its affiliates, is waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including Money Market Portfolio, in order for those products to achieve a target yield of 0.01%. With respect to Money Market Portfolio, the Adviser has been waiving a portion of the advisory fees it receives while its affiliates have been reimbursing the Portfolio a portion of the 12b-1 fees and administrative fees that they receive.

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

5	The Adviser also advises AllianceBernstein Exchange Reserves, an open-end retail money market mutual fund that has a similar investment style as the Portfolio. AllianceBernstein Exchanges Reserves’ investment advisory fee schedule, which is shown on page 5, was not affected by the Adviser’s settlement with the NYAG since the fund had lower breakpoints than the NYAG related fee schedule of Low Risk Income.

6	For the fiscal year ended December 31, 2009, the Adviser voluntarily waived $17,615 of the $82,467 in reimbursements that the Adviser was entitled to receive, which reduced the reimbursement as a percentage of average daily net assets to approximately 0.098%.

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AllianceBernstein Variable Products Series Fund

However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have a similar investment style as the Portfolio.7 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Exchange Reserves, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Exchange Reserves been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2010 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance	0.250%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Money Market Portfolio	Short Maturity Dollar Class A	1.05% on 1st $100 million 1.00% on next $100 million 0.95% on the balance

	Class I (Institutional)	0.50% on 1st $100 million 0.45% on next $100 million 0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

25

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median	Rank
Money Market Portfolio	0.450	0.450	8/15

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Money Market Portfolio	0.660	0.438	14/15	0.429	42/43

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

9	It should be noted that the Jones Court discussion of fund fee comparisons, “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 13

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

15	Most recently completed fiscal year end Class A total expense ratio.

26

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, ABI received $99,406 in Rule 12b-1 fees from the Portfolio.16

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $73,745 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).17 During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.18

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	For the fiscal year ended December 31, 2009, ABI voluntarily waived $69,704 of the $99,406 in 12b-1 fees that ABI was entitled to receive for Class B shares, limiting the effective annual fee to 0.07%.

17	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

18	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”)24 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2010.25

Money Market Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
(Net)
1 year	0.01	0.01	0.01	6/15	27/55
3 year	1.27	1.47	1.50	13/15	48/55
5 year	2.36	2.64	2.69	14/15	51/54
10 year	2.13	2.34	2.42	14/15	48/50

(Gross)
1 year	0.67	0.44	0.43	2/15	2/55
3 year	2.08	2.07	1.97	7/15	19/55
5 year	3.24	3.24	3.18	8/15	19/54
10 year	2.93	2.93	2.93	7/15	22/50

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)26 versus its benchmark.27

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The net performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the net and gross performance returns of the Portfolio were provided by Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own net performance returns of the Portfolio to be different from Lipper.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010.

28

AllianceBernstein Variable Products Series Fund

	Periods Ending July 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Money Market Portfolio	0.01	1.27	2.36	2.13	3.10
Lipper VA Money Market Fund Average	0.02	1.45	2.62	2.37	3.43
Barclays Capital U.S. Treasury Bill Index	0.25	1.62	2.82	1.60	3.06

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE
INVESTMENT PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities. The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to the benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REIT Index, for the one-, five- and 10-year periods ended December 31, 2010, and the Portfolio’s Class B shares’ performance since inception on April 24, 2001. For a comparison to the broad US equity market, returns for the Standard & Poor’s (S&P) 500 Stock Index are also included.

The Portfolio underperformed the benchmark, but outperformed the broad market for the annual reporting period ended December 31, 2010. The Portfolio’s performance during the annual reporting period was negatively influenced by a less than market weight in a number of small-capitalization, high-leverage companies that rallied as investor concerns over balance sheet issues subsided. The Portfolio’s bias towards short-term lease sectors that benefit early in a recovery, such as lodging and self storage, contributed positively to performance; data-center stock selection in the diversified sector detracted.

The Portfolio did not utilize leverage or derivatives during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the annual period ended December 31, 2010, the FTSE NAREIT Equity REIT Index increased, reflecting favorable trends in interest rates, property fundamentals and direct real estate valuations.

Economic conditions during the year were mixed. Despite real gross domestic product (GDP) growth averaging 2.9%, job growth remained muted. Total employment remained 5% below its prior peak and only 1.25 million jobs have been added since the nadir of the recession. Offsetting this, corporate profits rose to near record levels and both households and corporations made progress in repairing their balance sheets. Risks investors focused on during 2010 included European sovereign credit, increased government regulation, the potentially inflationary effects of quantitative easing and government fiscal health.

Fundamentals vary by property type, but in general, supply dynamics for commercial real estate are favorable. Commercial real estate entered the downturn with robust occupancy rates and a manageable supply of new space in the pipeline. From the outset of the economic downturn and credit crisis in 2007, new commercial real estate construction was constrained principally due to lack of financing. Given the collapse in new construction during 2009 and 2010 and projected low starts in 2011, fundamental supply is likely to remain very limited facilitating a rebound in commercial real estate pricing power as demand begins to recover.

The REIT Investment Policy Group believes the Portfolio is well positioned to benefit from an improvement in fundamental real estate market conditions. At the same time, the Portfolio holds companies that have strong balance sheets and cash flow, and are well positioned should market recovery face near term headwinds. The Portfolio’s stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Portfolio’s global scope allows it to uncover new opportunities as it focuses on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by the credit crisis, and niche segments where demand dynamics are relatively more robust.

1

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged FTSE® National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index nor the unmanaged Standard & Poor’s (S&P®) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio's holdings rise and fall from day to day, so investments may lose value. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Investing a substantial amount of assets in fewer economic sectors may be more volatile than more diversified strategies. Economic or market conditions affecting a particular sector could have a major impact on the Portfolio's value. The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	10 Years**
AllianceBernstein Real Estate Investment Portfolio Class A	26.34%	3.99%	11.30%
AllianceBernstein Real Estate Investment Portfolio Class B	26.05%	3.75%	11.74%	*
FTSE NAREIT Equity REIT Index	27.95%	3.03%	10.76%
S&P 500 Stock Index	15.06%	2.29%	1.41%
* Since inception of the Portfolio’s Class B shares on 4/24/01. ** Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.25% and 1.53% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/00 – 12/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 12/31/00 to 12/31/10) as compared to the performance of the Portfolio’s benchmark, the FTSE NAREIT Equity REIT Index, and the broad US equity market as measured by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,209.26	$4.68	0.84%
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28	0.84%

Class B
Actual	$1,000	$1,208.63	$6.07	1.09%
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$7,602,130	9.4%
Equity Residential	3,714,425	4.6
HCP, Inc.	3,123,471	3.9
Boston Properties, Inc.	2,898,901	3.6
Public Storage	2,444,222	3.0
Health Care REIT, Inc.	2,234,316	2.8
Digital Realty Trust, Inc.	2,205,912	2.7
ProLogis	2,121,120	2.6
Entertainment Properties Trust	1,822,250	2.2
Kimco Realty Corp.	1,786,249	2.2

	$29,952,996	37.0%

INDUSTRY DIVERSIFICATION**

December 31, 2010 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Multi-Family	$12,741,207	16.8%
Regional Mall	10,478,756	13.8
Office	8,819,139	11.6
Diversified / Specialty	7,631,468	10.0
Lodging	7,550,209	9.9
Health Care	7,460,142	9.8
Shopping Center / Other Retail	7,123,952	9.4
Industrial Warehouse Distribution	4,773,906	6.3
Self Storage	4,712,233	6.2
Triple Net	1,822,250	2.4
Manufactured Homes	715,904	0.9
Student Housing	567,210	0.8
Short-Term Investments	1,581,000	2.1

Total Investments	$75,977,376	100.0%

*	Long-term investments.

**	The Portfolio’s industry breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

5

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–91.9%

RESIDENTIAL–23.2%
MANUFACTURED HOMES–0.9%
Equity Lifestyle Properties, Inc.	12,800	$715,904

MULTI-FAMILY–15.8%
BRE Properties, Inc.	26,050	1,133,175
Camden Property Trust	28,200	1,522,236
Colonial Properties Trust	52,300	944,015
Equity Residential	71,500	3,714,425
Essex Property Trust, Inc.	9,800	1,119,356
Home Properties, Inc.	27,000	1,498,230
Mid-America Apartment Communities, Inc.	23,510	1,492,650
UDR, Inc.	56,000	1,317,120

		12,741,207

SELF STORAGE–5.8%
Extra Space Storage, Inc.	97,100	1,689,540
Public Storage	24,100	2,444,222
U-Store-It Trust	60,700	578,471

		4,712,233

STUDENT HOUSING–0.7%
Education Realty Trust, Inc.	73,000	567,210

		18,736,554

RETAIL–21.7%
REGIONAL MALL–12.9%
CBL & Associates Properties, Inc.	32,150	562,625
General Growth Properties, Inc.	60,840	941,803
Simon Property Group, Inc.	76,411	7,602,130
Taubman Centers, Inc.	27,183	1,372,198

		10,478,756

SHOPPING CENTER/OTHER RETAIL–8.8%
Developers Diversified Realty Corp.	114,100	1,607,669
Excel Trust, Inc.	43,100	521,510
Kimco Realty Corp.	99,016	1,786,249
Kite Realty Group Trust	142,100	768,761
Tanger Factory Outlet Centers	18,300	936,777
Weingarten Realty Investors	63,257	1,502,986

		7,123,952

		17,602,708

EQUITY:OTHER–20.9%
DIVERSIFIED/SPECIALTY–9.4%
Alexandria Real Estate Equities, Inc.	10,500	769,230
BioMed Realty Trust, Inc.	63,000	1,174,950
Campus Crest Communities, Inc.	30,000	420,600
CB Richard Ellis Group, Inc.–Class A(a)	31,500	645,120
Coresite Realty Corp.	36,300	495,132
Digital Realty Trust, Inc.	42,800	2,205,912
DuPont Fabros Technology, Inc.	4,885	103,904
Forest City Enterprises, Inc.(a)	45,490	759,228

Company	Shares	U.S. $ Value

Jones Lang LaSalle, Inc.	12,600	$1,057,392

		7,631,468

HEALTH CARE–9.2%
HCP, Inc.	84,900	3,123,471
Health Care REIT, Inc.	46,900	2,234,316
National Health Investors, Inc.	13,713	617,360
Nationwide Health Properties, Inc.	40,819	1,484,995

		7,460,142

TRIPLE NET–2.3%
Entertainment Properties Trust	39,400	1,822,250

		16,913,860

OFFICE–10.9%
OFFICE–10.9%
Boston Properties, Inc.	33,669	2,898,901
Brookfield Properties Corp.	62,450	1,094,749
Corporate Office Properties Trust	32,000	1,118,400
Douglas Emmett, Inc.	66,400	1,102,240
Kilroy Realty Corp.	30,700	1,119,629
SL Green Realty Corp.	22,000	1,485,220

		8,819,139

LODGING–9.3%
LODGING–9.3%
DiamondRock Hospitality Co.(a)	125,655	1,507,860
Hersha Hospitality Trust	58,883	388,628
Host Hotels & Resorts, Inc.	21,200	378,844
Hyatt Hotels Corp.(a)	22,200	1,015,872
Intercontinental Hotels Group PLC	56,600	1,105,624
LaSalle Hotel Properties	35,800	945,120
Sunstone Hotel Investors, Inc.(a)	107,621	1,111,725
Wyndham Worldwide Corp.	36,600	1,096,536

		7,550,209

INDUSTRIALS–5.9%
INDUSTRIAL WAREHOUSE DISTRIBUTION–5.9%
AMB Property Corp.	44,800	1,420,608
DCT Industrial Trust, Inc.	107,400	570,294
First Potomac Realty Trust	39,351	661,884
ProLogis	146,892	2,121,120

		4,773,906

Total Common Stocks (cost $61,583,805)		74,396,376

6

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS –1.9%
TIME DEPOSIT–1.9%
State Street Time Deposit 0.01%, 1/03/11 (cost $1,581,000)	$1,581	$1,581,000

TOTAL INVESTMENTS –93.8% (cost $63,164,805)		75,977,376
Other assets less liabilities–6.2%		4,995,065

NET ASSETS –100.0%		$80,972,441

(a)	Non-income producing security.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $63,164,805)	$75,977,376
Cash	5,757
Foreign currencies, at value (cost $6,826)	6,908
Receivable for capital stock sold	5,511,435
Receivable for investment securities sold	356,036
Dividends and interest receivable	269,783

Total assets	82,127,295

LIABILITIES
Payable for investment securities purchased	1,028,033
Advisory fee payable	34,599
Administrative fee payable	19,439
Payable for capital stock redeemed	3,734
Distribution fee payable	3,032
Transfer Agent fee payable	116
Accrued expenses	65,901

Total liabilities	1,154,854

NET ASSETS	$80,972,441

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,735
Additional paid-in capital	58,987,002
Undistributed net investment income	1,488,616
Accumulated net realized gain on investment and foreign currency transactions	7,677,435
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	12,812,653

$80,972,441

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$66,493,355	5,532,725	$12.02
B	$14,479,086	1,202,036	$12.05

See notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $6,149)	$2,074,529
Interest	214

2,074,743

EXPENSES
Advisory fee (see Note B)	378,158
Distribution fee—Class B	34,124
Transfer agency—Class A	2,095
Transfer agency—Class B	540
Administrative	73,999
Custodian	59,028
Legal	34,999
Audit	30,443
Printing	14,590
Directors’ fees	3,568
Miscellaneous	1,578

Total expenses	633,122

Net investment income	1,441,621

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	15,628,046
Foreign currency transactions	2,041
Net change in unrealized appreciation/depreciation of:
Investments	446,610
Foreign currency denominated assets and liabilities	82

Net gain on investment and foreign currency transactions	16,076,779

NET INCREASE IN NET ASSETS FROM OPERATIONS	$17,518,400

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010		Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,441,621		$935,138
Net realized gain (loss) on investment and foreign currency transactions	15,630,087		(3,358,506)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	446,692		13,611,411

Net increase in net assets from operations	17,518,400		11,188,043
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(763,869)		(877,524)
Class B	(167,325)		(243,734)
Net realized gain on investment transactions
Class A	–0	–	(636,788)
Class B	–0	–	(209,279)
CAPITAL STOCK TRANSACTIONS
Net increase	13,551,553		6,426,615

Total increase	30,138,759		15,647,333
NET ASSETS
Beginning of period	50,833,682		35,186,349

End of period (including undistributed net investment income of $1,488,616 and $976,148, respectively)	$80,972,441		$50,833,682

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks
Residential	$18,736,554		$–0	–	$–0	–	$18,736,554
Retail	17,602,708		–0	–	–0	–	17,602,708
Equity: Other	16,913,860		–0	–	–0	–	16,913,860
Office	8,819,139		–0	–	–0	–	8,819,139
Lodging	6,444,585		1,105,624		–0	–	7,550,209
Industrials	4,773,906		–0	–	–0	–	4,773,906
Short-Term Investments	–0	–	1,581,000		–0	–	1,581,000

Total Investments in Securities	73,290,752		2,686,624		–0	–	75,977,376
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$73,290,752		$2,686,624		$–0	–	$75,977,376

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in

12

AllianceBernstein Variable Products Series Fund

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $73,999.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $134,670, of which $0 and $108, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$95,033,892		$85,824,254
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$63,848,655

Gross unrealized appreciation	$13,204,431
Gross unrealized depreciation	(1,075,710)

Net unrealized appreciation	$12,128,721

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Portfolio did not engage in derivative transactions for the year ended December 31, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

14

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	3,637,050	1,700,949	$37,579,037	$12,848,445
Shares issued in reinvestment of dividends and distributions	67,960	215,714	763,869	1,514,312
Shares redeemed	(2,145,189)	(1,007,279)	(23,776,629)	(7,211,170)

Net increase	1,559,821	909,384	$14,566,277	$7,151,587

Class B
Shares sold	148,955	254,991	$1,593,828	$1,982,458
Shares issued in reinvestment of dividends and distributions	14,834	64,257	167,325	453,013
Shares redeemed	(255,766)	(437,864)	(2,775,877)	(3,160,443)

Net decrease	(91,977)	(118,616)	$(1,014,724)	$(724,972)

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$931,194		$1,138,748
Long-term capital gains	–0	–	828,577

Total taxable distributions	931,194		1,967,325

Total distributions paid	$931,194		$1,967,325

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,072,788
Accumulated capital and other gains	7,777,113	(a)
Unrealized appreciation/(depreciation)	12,128,803	(b)

Total accumulated earnings/(deficit)	$21,978,704

(a)	During the fiscal year, the portfolio utilized capital loss carryforwards of $6,949,830.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net increase in undistributed net investment income, and a corresponding net decrease in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$9.64		$7.86	$16.23	$22.83	$19.98

Income From Investment Operations
Net investment income (a)	.23		.19	.26	.22	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.30		1.98	(4.38)	(2.91)	6.02

Net increase (decrease) in net asset value from operations	2.53		2.17	(4.12)	(2.69)	6.31

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.23)	(.26)	(.30)	(.47)
Distributions from net realized gain on investment transactions	–0	–	(.16)	(3.99)	(3.61)	(2.99)

Total dividends and distributions	(.15)		(.39)	(4.25)	(3.91)	(3.46)

Net asset value, end of period	$12.02		$9.64	$7.86	$16.23	$22.83

Total Return
Total investment return based on net asset value (b)	26.34%		29.46%	(35.68)%	(14.53)%	35.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,493		$38,317	$24,082	$50,015	$80,317
Ratio to average net assets of:
Expenses	.87	%(c)	1.25%	1.01%	.85%	.83	%(c)
Net investment income	2.15	%(c)	2.50%	2.13%	1.09%	1.33	%(c)
Portfolio turnover rate	132%		94%	46%	51%	47%

See footnote summary on page 18.

17

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$9.67		$7.86	$16.20	$22.80	$19.94

Income From Investment Operations
Net investment income (a)	.20		.20	.22	.16	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.31		1.97	(4.37)	(2.90)	6.03

Net increase (decrease) in net asset value from operations	2.51		2.17	(4.15)	(2.74)	6.25

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.20)	(.20)	(.25)	(.40)
Distributions from net realized gain on investment transactions	–0	–	(.16)	(3.99)	(3.61)	(2.99)

Total dividends and distributions	(.13)		(.36)	(4.19)	(3.86)	(3.39)

Net asset value, end of period	$12.05		$9.67	$7.86	$16.20	$22.80

Total Return
Total investment return based on net asset value (b)	26.05%		29.22%	(35.82)%	(14.76)%	34.88%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,479		$12,517	$11,104	$22,281	$33,461
Ratio to average net assets of:
Expenses	1.13	%(c)	1.53%	1.26%	1.10%	1.08	%(c)
Net investment income	1.89	%(c)	2.67%	1.83%	.80%	1.04	%(c)
Portfolio turnover rate	132%		94%	46%	51%	47%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Real Estate Investment Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

19

REAL ESTATE INVESTMENT PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.
	3,248,259	256,895	285,334

20

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano(2), Vice President Prashant Tewari(2), Vice President Diane Won(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global REIT Senior Investment Management Team. Mr. Prashant Tewari and Mses. Teresa Marziano and Diane Won are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

21

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ++, # Chairman of the Board 78 (1990)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

23

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Teresa Marziano 56	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Prashant Tewari 39	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Diane Won 39	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

25

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$81.1	Real Estate Investment Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $82,940 (0.23% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 1.25% Class B 1.53%	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)[6]	Portfolio Advisory Fee (%)
Real Estate Investment Portfolio	$81.1	U.S. REIT Strategy Schedule 70 bp on 1st $25m 60 bp on next $25m 50 bp on next $25m negotiable on the balance Minimum account size $25m	0.592	0.550

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $75 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	Assumes 50 bp on the balance.

27

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Real Estate Investment Fund, Inc.7 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Global Real Estate Investment Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Real Estate Investment Portfolio[8]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Global Real Estate Securities Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.9 It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

28

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Rank
Real Estate Investment Portfolio	0.550	0.800	1/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	1.252	0.948	12/12	0.892	19/19

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

16	Most recently completed fiscal year end Class A total expense ratio.

29

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $24,600 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $32,826 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.17

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

30

AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2010.24

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.88	46.92	46.25	7/12	11/23
3 year	–14.50	–16.74	–16.15	2/10	4/21
5 year	2.37	0.48	1.38	2/10	4/17
10 year	10.72	9.60	9.83	1/7	2/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	46.88	–14.50	2.37	10.72	7.70	23.81	0.43	10
FTSE NAREIT Equity REIT Index[28]	46.71	–16.25	1.04	10.00	7.09	24.63	0.40	10
S&P 500 Stock Index	33.14	–7.24	0.18	–0.80	4.52	N/A	N/A	N/A
Inception Date: January 9, 1997

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

28	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

31

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

32

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization. Because the Portfolio’s definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. Normally, the Portfolio invests in about 95–125 companies. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2010.

The Portfolio outperformed the benchmark for the annual reporting period ended December 31, 2010. Against a backdrop of sizeable gains for small-cap growth stocks, the Portfolio generated strong absolute and relative returns for the one-year period ended December 31, 2010. During the reporting period—albeit somewhat intermittently—investors rewarded companies that delivered stronger-than-expected fundamental results. As such, relative returns benefited from the Small Cap Group Investment Team’s (the “Team’s”) success in identifying such companies.

Stock selection was the key driver of outperformance. The contribution from stock selection was broad based, with all sectors, excluding financial services, outperforming. Technology and industrials were once again the largest contributors to performance. Although sector allocations did not have a material impact on relative returns, the Portfolio’s small cash holdings did create a modest drag on relative performance given the exceptionally strong market backdrop.

The Portfolio did not use leverage or derivatives during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

Bolstered by increased confidence in the sustainability of the economic recovery that began in the middle of 2009, US equities, as represented by the S&P 500 Index, posted their second consecutive year of solid double-digit gains. Small-cap growth stocks, which tend to be disproportionately sensitive to movements in the economy, as well as to the increase in risk appetites that emerged during the second half of 2010, were by far the strongest performers, almost doubling the gains of the broader market, as represented by the S&P 500 Index. Within the small-cap growth universe, as measured by the Russell 2000 Growth Index, more economically-sensitive sectors such as technology, industrials and energy, posted the biggest gains; less cyclically-sensitive sectors of the market, such as consumer staples and health care, were notable laggards.

Driven by the Team’s bottom-up stock selection process, sector allocations changed modestly throughout the reporting period. Increases in the Portfolio’s active exposure to health care, consumer/commercial services and technology, were offset by a sizeable reduction in the relative weight of industrials. At the end of the reporting period, the Portfolio was overweight technology, consumer/commercial services and health care. Of note, the technology overweight skews toward companies with significant exposure to enterprise spending, whereas the Portfolio’s health care exposure is dominated by a large overweight in health care services holdings that more than offsets underweights in biotech and devices. Consistent with the Team’s discipline, investments throughout the reporting period emphasized companies expected to deliver surprisingly strong earnings growth and favorable earnings estimate revisions.

1

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2000 Growth Index nor the S&P 500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000® Growth Index represents the performance of 2000 small-cap growth companies within the US. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. The Portfolio concentrates its investments in the stocks of small-capitalization and mid-capitalization companies, which are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	10 Years**
AllianceBernstein Small Cap Growth Portfolio Class A*	36.90%	5.94%	3.61%
AllianceBernstein Small Cap Growth Portfolio Class B*	36.59%	5.68%	3.36%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2010 by 0.05%. For additional information regarding the impact of class action settlement proceeds on Portfolio performance, please see the Financial Highlights section of this report on pages 18 and 19.

** Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.62% and 1.87% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/00 – 12/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 12/31/00 to 12/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,382.93	$8.11	1.35%
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87	1.35%

Class B
Actual	$1,000	$1,380.09	$9.66	1.61%
Hypothetical (5% return before expenses)	$1,000	$1,017.09	$8.19	1.61%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Fairchild Semiconductor International, Inc.	$844,345	1.5%
Fortinet, Inc.	835,406	1.4
TIBCO Software, Inc.	818,950	1.4
ADTRAN, Inc.	816,898	1.4
Emergency Medical Services Corp.	794,057	1.4
Solutia, Inc.	780,566	1.3
VeriFone Systems, Inc.	761,136	1.3
SXC Health Solutions Corp.	759,479	1.3
Green Mountain Coffee Roasters, Inc.	750,851	1.3
Tractor Supply Co.	724,440	1.3

	$7,886,128	13.6%

SECTOR DIVERSIFICATION**

December 31, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$16,993,608	29.0%
Health Care	11,516,324	19.7
Consumer Discretionary	11,237,978	19.2
Industrials	10,584,881	18.1
Financials	3,169,466	5.4
Energy	2,657,593	4.5
Consumer Staples	981,324	1.7
Materials	780,566	1.3
Short-Term Investments	647,000	1.1

Total Investments	$58,568,740	100.0%

*	Long-term investments

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

INFORMATION TECHNOLOGY–29.2%
COMMUNICATIONS EQUIPMENT–5.6%
ADTRAN, Inc.	22,560	$816,898
Aruba Networks, Inc.(a)	33,092	690,961
Ixia(a)	27,612	463,329
Netgear, Inc.(a)	16,910	569,529
Riverbed Technology, Inc.(a)	20,534	722,181

		3,262,898

INTERNET SOFTWARE & SERVICES–2.9%
DealerTrack Holdings, Inc.(a)	23,240	466,427
IntraLinks Holdings, Inc.(a)	19,700	368,587
LogMeIn, Inc.(a)	10,020	444,287
RightNow Technologies, Inc.(a)	17,760	420,379

		1,699,680

IT SERVICES–1.7%
Camelot Information Systems, Inc. (ADR)(a)	8,460	202,363
VeriFone Systems, Inc.(a)	19,739	761,136

		963,499

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–8.2%
Atheros Communications, Inc.(a)	16,020	575,438
Fairchild Semiconductor International, Inc.(a)	54,090	844,345
Hittite Microwave Corp.(a)	8,690	530,438
International Rectifier Corp.(a)	10,910	323,918
Netlogic Microsystems, Inc.(a)	19,502	612,558
ON Semiconductor Corp.(a)	62,060	613,153
Skyworks Solutions, Inc.(a)	21,280	609,246
Teradyne, Inc.(a)	47,880	672,235

		4,781,331

SOFTWARE–10.8%
Aspen Technology, Inc.(a)	35,487	450,685
Concur Technologies, Inc.(a)	12,660	657,434
Fortinet, Inc.(a)	25,824	835,406
Informatica Corp.(a)	13,310	586,039
MICROS Systems, Inc.(a)	15,100	662,286
Radiant Systems, Inc.(a)	34,138	668,081
RealD, Inc.(a)	20,674	535,870
SuccessFactors, Inc.(a)	20,820	602,947
Taleo Corp.(a)	16,944	468,502
TIBCO Software, Inc.(a)	41,550	818,950

		6,286,200

		16,993,608

HEALTH CARE–19.8%
BIOTECHNOLOGY–4.6%
Alexion Pharmaceuticals, Inc.(a)	7,150	575,933
Arqule, Inc.(a)	26,981	158,378
Human Genome Sciences, Inc.(a)	7,850	187,537

Company	Shares	U.S. $ Value

Incyte Corp. Ltd.(a)	15,140	$250,718
InterMune, Inc.(a)	8,070	293,748
Ironwood Pharmaceuticals, Inc.(a)	16,400	169,740
Pharmasset, Inc.(a)	4,113	178,545
Protalix BioTherapeutics, Inc.(a)	19,570	195,309
United Therapeutics Corp.(a)	10,060	635,993

		2,645,901

HEALTH CARE EQUIPMENT & SUPPLIES–4.1%
Align Technology, Inc.(a)	12,796	250,034
NxStage Medical, Inc.(a)	11,967	297,739
ResMed, Inc.(a)	14,750	510,940
Sirona Dental Systems, Inc.(a)	10,510	439,108
Volcano Corp.(a)	20,890	570,506
Zoll Medical Corp.(a)	8,855	329,671

		2,397,998

HEALTH CARE PROVIDERS & SERVICES–6.7%
Centene Corp.(a)	21,790	552,158
Emergency Medical Services Corp.(a)	12,290	794,057
Healthspring, Inc.(a)	21,592	572,836
HMS Holdings Corp.(a)	11,170	723,481
IPC The Hospitalist Co., Inc.(a)	15,570	607,386
Magellan Health Services, Inc.(a)	13,710	648,209

		3,898,127

HEALTH CARE TECHNOLOGY–1.3%
SXC Health Solutions Corp.(a)	17,720	759,479

PHARMACEUTICALS–3.1%
Ardea Biosciences, Inc.(a)	7,550	196,300
Impax Laboratories, Inc.(a)	30,910	621,600
MAP Pharmaceuticals, Inc.(a)	11,850	198,369
Nektar Therapeutics(a)	21,360	274,476
Salix Pharmaceuticals Ltd.(a)	11,160	524,074

		1,814,819

		11,516,324

CONSUMER DISCRETIONARY–19.3%
DISTRIBUTORS–1.2%
LKQ Corp.(a)	30,540	693,869

DIVERSIFIED CONSUMER SERVICES–1.3%
K12, Inc.(a)	13,040	373,726
Strayer Education, Inc.	2,745	417,844

		791,570

HOTELS, RESTAURANTS & LEISURE–6.0%
Gaylord Entertainment Co.(a)	18,890	678,906
Great Wolf Resorts, Inc.(a)	68,480	179,418
Life Time Fitness, Inc.(a)	17,520	718,145
Orient-Express Hotels Ltd.– Class A(a)	55,320	718,607

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Panera Bread Co.–Class A(a)	5,570	$563,740
Texas Roadhouse, Inc.–Class A(a)	35,420	608,161

		3,466,977

HOUSEHOLD DURABLES–1.2%
Tempur-Pedic International, Inc.(a)	17,400	697,044

MEDIA–2.4%
Lamar Advertising Co.(a)	17,070	680,069
National CineMedia, Inc.	34,910	695,058

		1,375,127

SPECIALTY RETAIL–6.5%
Citi Trends, Inc.(a)	15,260	374,633
Dick’s Sporting Goods, Inc.(a)	19,050	714,375
Select Comfort Corp.(a)	72,960	666,125
Tractor Supply Co.	14,940	724,440
Ulta Salon Cosmetics & Fragrance, Inc.(a)	20,020	680,680
Zumiez, Inc.(a)	23,470	630,639

		3,790,892

TEXTILES, APPAREL & LUXURY GOODS–0.7%
Vera Bradley, Inc.(a)	12,803	422,499

		11,237,978

INDUSTRIALS–18.2%
AEROSPACE & DEFENSE–1.9%
Hexcel Corp.(a)	38,550	697,369
Keyw Holding Corp. (The)(a)	27,953	410,071

		1,107,440

AIR FREIGHT & LOGISTICS–0.9%
Atlas Air Worldwide Holdings, Inc.(a)	9,537	532,451

BUILDING PRODUCTS–1.1%
Simpson Manufacturing Co., Inc.	20,450	632,110

COMMERCIAL SERVICES & SUPPLIES–1.2%
Interface, Inc.	42,770	669,350

ELECTRICAL EQUIPMENT–2.0%
AMETEK, Inc.	17,170	673,922
Baldor Electric Co.	7,450	469,648

		1,143,570

MACHINERY–6.9%
Actuant Corp.–Class A	25,520	679,343
Bucyrus International, Inc.–Class A	7,510	671,394
IDEX Corp.	15,185	594,037
Lincoln Electric Holdings, Inc.	9,090	593,304
Middleby Corp.(a)	5,470	461,777
RBC Bearings, Inc.(a)	13,300	519,764
Valmont Industries, Inc.	5,820	516,409

		4,036,028

Company	Shares	U.S. $ Value

MARINE–1.0%
Kirby Corp.(a)	13,243	$583,354

PROFESSIONAL SERVICES–1.2%
TrueBlue, Inc.(a)	38,630	694,954

ROAD & RAIL–2.0%
Genesee & Wyoming, Inc.–Class A(a)	11,910	630,634
Knight Transportation, Inc.	29,210	554,990

		1,185,624

		10,584,881

Financials–5.5%
CAPITAL MARKETS–3.6%
Affiliated Managers Group, Inc.(a)	5,980	593,335
Greenhill & Co., Inc.	5,930	484,362
KBW, Inc.	13,116	366,199
Stifel Financial Corp.(a)	9,991	619,842

		2,063,738

COMMERCIAL BANKS–0.9%
Iberiabank Corp.	7,293	431,235
Signature Bank(a)	1,840	92,000

		523,235

CONSUMER FINANCE–1.0%
Green Dot Corp.(a)	10,266	582,493

		3,169,466

ENERGY–4.6%
ENERGY EQUIPMENT & SERVICES–2.6%
Complete Production Services, Inc.(a)	19,120	564,996
Dril-Quip, Inc.(a)	5,990	465,543
Oceaneering International, Inc.(a)	6,341	466,888

		1,497,427

OIL, GAS & CONSUMABLE FUELS–2.0%
Cabot Oil & Gas Corp.	15,210	575,698
SM Energy Co.	9,918	584,468

		1,160,166

		2,657,593

CONSUMER STAPLES–1.7%
FOOD & STAPLES RETAILING–0.4%
Fresh Market, Inc. (The)(a)	5,594	230,473

FOOD PRODUCTS–1.3%
Green Mountain Coffee Roasters, Inc.(a)	22,850	750,851

		981,324

MATERIALS–1.3%
CHEMICALS–1.3%
Solutia, Inc.(a)	33,820	780,566

Total Common Stocks (cost $42,858,235)		57,921,740

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

WARRANTS–0.0%
INFORMATION TECHNOLOGY–0.0%
Lantronix, Inc., expiring 2/09/11(a) (cost $0)	2,486	$0

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.1%
TIME DEPOSIT–1.1%
State Street Time Deposit 0.01%, 1/03/11 (cost $647,000)	$647	647,000

TOTAL INVESTMENTS–100.7% (cost $43,505,235)		58,568,740
Other assets less liabilities–(0.7)%		(422,673)

NET ASSETS–100.0%		$58,146,067

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $43,505,235)	$58,568,740
Cash	107
Receivable for investment securities sold	283,647
Receivable for capital stock sold	9,322
Dividends and interest receivable	6,225

Total assets	58,868,041

LIABILITIES
Payable for investment securities purchased	418,444
Payable for capital stock redeemed	167,293
Advisory fee payable	36,276
Administrative fee payable	19,190
Distribution fee payable	6,000
Transfer Agent fee payable	116
Accrued expenses	74,655

Total liabilities	721,974

NET ASSETS	$58,146,067

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,602
Additional paid-in capital	52,081,451
Accumulated net realized loss on investment transactions	(9,002,491)
Net unrealized appreciation on investments	15,063,505

$58,146,067

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$29,018,227	1,774,069	$16.36
B	$29,127,840	1,827,505	$15.94

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $12)	$159,525
Interest	61

159,586

EXPENSES
Advisory fee (see Note B)	314,995
Distribution fee—Class B	44,470
Transfer agency—Class A	1,762
Transfer agency—Class B	1,210
Custodian	83,792
Administrative	70,968
Legal	36,228
Audit	32,214
Printing	28,809
Directors’ fees	3,563
Miscellaneous	1,861

Total expenses	619,872

Net investment loss	(460,286)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	6,528,737
Net change in unrealized appreciation/depreciation of investments	7,834,069

Net gain on investment transactions	14,362,806

NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,902,520

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(460,286)	$(454,105)
Net realized gain (loss) on investment transactions	6,528,737	(5,182,631)
Net change in unrealized appreciation/depreciation of investments	7,834,069	16,946,484

Net increase in net assets from operations	13,902,520	11,309,748
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	6,571,097	(2,751,075)

Total increase	20,473,617	8,558,673
NET ASSETS
Beginning of period	37,672,450	29,113,777

End of period (including accumulated net investment income/(loss) of $0 and $0, respectively)	$58,146,067	$37,672,450

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks	$57,921,740		$–0	–	$–0	–	$57,921,740
Warrants	–0	–	–0	–	–0	–	–0	–
Short-Term Investments	–0	–	647,000		–0	–	647,000

Total Investments in Securities	57,921,740		647,000		–0	–	58,568,740
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$57,921,740		$647,000		$–0	–	$58,568,740

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value: The transfer between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Warrants**		Total
Balance as of 12/31/09	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in to Level 3	–0	–	–0	–
Net transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/10	$–0	–	$–0	–

Net change in unrealized appreciation/depreciationfrom Investments held as of 12/31/10*	$–0	–	$–0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Portfolio held a security with zero market value at period end.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion, and .60% in excess of $5 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $70,968.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $93,410, of which $742 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments,

14

AllianceBernstein Variable Products Series Fund

Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$46,145,956		$39,682,280
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$44,737,063

Gross unrealized appreciation	$15,328,796
Gross unrealized depreciation	(1,497,119)

Net unrealized appreciation	$13,831,677

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Portfolio did not engage in derivative transactions for the year ended December 31, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	229,854	263,848	$3,198,966	$2,527,867
Shares redeemed	(370,220)	(483,772)	(4,881,213)	(4,597,586)

Net decrease	(140,366)	(219,924)	$(1,682,247)	$(2,069,719)

Class B
Shares sold	1,171,263	383,986	$16,036,702	$3,793,386
Shares redeemed	(611,325)	(461,513)	(7,783,358)	(4,474,742)

Net increase (decrease)	559,938	(77,527)	$8,253,344	$(681,356)

NOTE F : Risks Involved in Investing in the Portfolio

Foreign Securities Risk–Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk–This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk–The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk–In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

NOTE H : Components of Accumulated Earnings (Deficit)

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(7,770,663	)(a)
Unrealized appreciation/(depreciation)	13,831,677	(b)

Total accumulated earnings/(deficit)	$6,061,014

16

AllianceBernstein Variable Products Series Fund

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward of $7,770,663 of which $1,108,672 expires in the year 2016 and $6,661,991 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized $6,204,459 of capital loss carryforwards. Additionally, $35,022,341 of capital loss carryforwards expired in the current fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a net operating loss and a capital loss carryforward expiration resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$11.95		$8.43		$15.48	$13.57		$12.26

Income From Investment Operations
Net investment loss (a)	(.13)		(.13)		(.13)	(.12)		(.12)
Net realized and unrealized gain (loss) on investment transactions	4.54		3.65		(6.92)	2.03		1.43
Contributions from Adviser	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	4.41		3.52		(7.05)	1.91		1.31

Net asset value, end of period	$16.36		$11.95		$8.43	$15.48		$13.57

Total Return
Total investment return based on net asset value (c)	36.90	%*	41.76	%*	(45.54)%*	14.08%		10.69%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,018		$22,876		$18,003	$39,867		$48,498
Ratio to average net assets of:
Expenses	1.37	%(d)	1.62%		1.32%	1.20%		1.16	%(d)
Net investment loss	(1.00	)%(d)	(1.33)%		(1.02)%	(.81)%		(.90	)%(d)
Portfolio turnover rate	95%		106%		129%	88%		76%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2010		2009		2008	2007		2006
Net asset value, beginning of period	$11.67		$8.26		$15.19	$13.36		$12.09

Income From Investment Operations
Net investment loss (a)	(.16)		(.15)		(.15)	(.15)		(.15)
Net realized and unrealized gain (loss) on investment transactions	4.43		3.56		(6.78)	1.98		1.42
Contributions from Adviser	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	4.27		3.41		(6.93)	1.83		1.27

Net asset value, end of period	$15.94		$11.67		$8.26	$15.19		$13.36

Total Return
Total investment return based on net asset value (c)	36.59	%*	41.28	%*	(45.62)%*	13.70%		10.51%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,128		$14,796		$11,111	$24,937		$22,070
Ratio to average net assets of:
Expenses	1.62	%(d)	1.87%		1.60%	1.44%		1.41	%(d)
Net investment loss	(1.23	)%(d)	(1.58)%		(1.29)%	(1.05)%		(1.15	)%(d)
Portfolio turnover rate.	95%		106%		129%	88%		76%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.05%, 0.28% and 0.40%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Small Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

20

SMALL CAP GROWTH PORTFOLIO
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Product Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	2,548,232	152,010	149,323

21

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Bruce K. Aronow(2), Vice President N. Kumar Kirpalani(2), Vice President Samantha S. Lau(2), Vice President	Wen-Tse Tseng(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company One Lincoln Street Boston, MA 0211	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio’s portfolio.

22

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of Alliance Bernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ## Chairman of the Board 78 (1990)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds
	since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–
	May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006.

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person,” as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

N. Kumar Kirpalani 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Samantha S. Lau 38	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Wen-Tse Tseng 45	Vice President	Vice President of the Adviser,** since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www. alliancebernstein.com, for a free prospectus or SAI.

26

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$42.1	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $80,222 (0.25% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.62% Class B 1.87%	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

27

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small Cap Growth Portfolio	$42.1	Small Cap Growth Schedule 100 bp on 1st $50m 85 bp on next $50m 75 bp on the balance Minimum account size $25m	1.000	0.750

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small Cap Growth Portfolio[7]	Cap Fund, Inc—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[8],[9]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600	0.750

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.630	0.750
It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	The advisory fee of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the Investment advisory fee.

29

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median	Rank
Small Cap Growth Portfolio	0.750	0.875	3/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.618	1.018	14/14	0.966	38/38

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

16	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $30,711 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $182,623 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2009.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

31

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2010.24

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	40.54	39.77	40.43	6/14	23/48
3 year	–6.39	–6.39	–6.02	7/13	26/42
5 year	0.14	–0.20	1.23	6/12	25/38
10 year	–0.22	–3.49	–0.12	3/9	16/29

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	40.54	–6.39	0.14	–0.22	2.04	24.26	0.00	10
Russell 2000 Growth Index	39.03	–6.03	0.88	–1.73	2.96	25.41	–0.05	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in companies that are determined by the Alliance Bernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Advisor’s Bernstein unit. The fundamental value approach seeks to identify companies whose long-term earnings power is not reflected in the current market price of their securities. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio may invest in securities issued by non-US companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one- and five-year periods ended December 31, 2010 and since the Portfolio’s Class A share inception on May 2, 2001 and Class B share inception on May 1, 2001.

In the annual reporting period ended December 31, 2010, the Portfolio’s Class A shares outperformed the Russell 2500 Value Index and the Russell 2500 Index. Versus the benchmark, the Portfolio’s outperformance was attributed to strong stock and sector selection, as many of its holdings benefited from company-specific restructuring programs and from a recovery in the broader economy.

Stock selection was strongest in the more cyclically sensitive energy, capital equipment and consumer cyclicals sectors. Overweights in consumer cyclicals and capital equipment stocks, and the underweight in utilities were also beneficial. These gains were tempered somewhat by underperformance in technology and housing-related holdings.

The Portfolio was not exposed to derivatives for the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the annual reporting period ended December 31, 2010, US smaller-cap stocks outpaced US large-cap and global equities by a wide margin as many smaller-cap companies exhibited stronger earnings leverage to the improvement in economic conditions following extensive cost cuts during the recent recession. Within the US small-cap realm, the benchmark trailed the Russell 2500 Index, as it had a larger weight in the lagging financial and utilities sectors, and a smaller weight in technology firms, which outperformed.

The Portfolio’s Small/Mid Cap Value Senior Investment Management Team (the “Team”) remains focused on identifying company-specific controversies that have been mispriced, in its view. As macroeconomic concerns continued to dominate investor sentiment regarding equities, the Team took the opportunity to add attractively valued high-quality companies with strong free cash flows. The Portfolio’s holdings span diverse sectors and its sector exposures have become more balanced, reflecting the breadth of the value opportunity, as the Team sees it. The Portfolio maintains a slight bias toward larger companies within the small-and mid-capitalization spectrum.

1

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500™ Value Index nor the Russell 2500™ Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2500 small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2500 small- to mid-cap cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	Since Inception*
AllianceBernstein Small/Mid Cap Value Portfolio Class A	26.91%	6.33%	10.25%
AllianceBernstein Small/Mid Cap Value Portfolio Class B	26.59%	6.11%	10.05%
Russell 2500 Value Index	24.82%	3.85%	8.39%
Russell 2500 Index	26.71%	4.86%	7.17%

* Since inception of the Portfolio’s Class A shares on 5/2/01 and Class B shares on 5/1/01. The since inception return for the benchmark is from the Portfolio’s Class A shares’ inception date and is annualized.

** Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87% and 1.12% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

5/2/01* – 12/31/10

* Since inception of the Portfolio’s Class A shares on 5/2/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Portfolio Class A shares (from 5/2/01* to 12/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,293.90	$4.86	0.84%
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28	0.84%

Class B
Actual	$1,000	$1,292.71	$6.30	1.09%
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Dana Holding Corp.	$7,358,996	1.3%
Constellation Brands, Inc. – Class A	7,139,499	1.3
Foot Locker, Inc.	7,073,991	1.3
AnnTaylor Stores Corp.	6,992,667	1.3
Forest Oil Corp.	6,861,179	1.3
General Cable Corp.	6,817,987	1.2
Health Net, Inc.	6,792,481	1.2
Camden Property Trust	6,693,520	1.2
Thomas & Betts Corp.	6,677,475	1.2
American Greetings Corp.	6,579,304	1.2

	$68,987,099	12.5%

SECTOR DIVERSIFICATION**

December 31, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$147,732,957	26.8%
Consumer Discretionary	92,335,441	16.8
Industrials	69,186,101	12.6
Utilities	50,161,155	9.1
Energy	43,840,208	7.9
Materials	39,628,561	7.2
Information TechnologyNT	38,484,882	7.0
Health Care	36,443,832	6.6
Consumer Staples	24,779,905	4.5
Short-Term Investments	8,328,000	1.5

Total Investments	$550,921,042	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.2%

FINANCIALS–26.7%
CAPITAL MARKETS–0.6%
MF Global Holdings Ltd.(a)	375,100	$3,135,836

COMMERCIAL BANKS–8.4%
Associated Banc-Corp	345,800	5,238,870
CapitalSource, Inc.	735,700	5,223,470
City National Corp.	60,450	3,709,212
Comerica, Inc.	149,600	6,319,104
Marshall & Ilsley Corp.	640,300	4,430,876
Popular, Inc.(a)	1,636,957	5,140,045
Susquehanna Bancshares, Inc.	369,964	3,581,252
Umpqua Holdings Corp.	263,240	3,206,263
Webster Financial Corp.	222,100	4,375,370
Whitney Holding Corp.	386,100	5,463,315

		46,687,777

INSURANCE–6.0%
Amtrust Financial Services, Inc.	45,800	801,500
Aspen Insurance Holdings Ltd.	207,900	5,950,098
Endurance Specialty Holdings Ltd.	142,100	6,546,547
Fidelity National Financial, Inc.–Class A	205,800	2,815,344
Platinum Underwriters Holdings Ltd.	139,450	6,271,066
Reinsurance Group of America, Inc.–Class A	116,900	6,278,699
Unum Group	178,400	4,320,848

		32,984,102

REAL ESTATE INVESTMENT TRUSTS (REITs)–7.3%
BioMed Realty Trust, Inc.	265,700	4,955,305
BRE Properties, Inc.	103,450	4,500,075
Camden Property Trust	124,000	6,693,520
CBL & Associates Properties, Inc.	211,700	3,704,750
DiamondRock Hospitality Co.(a)	457,200	5,486,400
Entertainment Properties Trust	100,200	4,634,250
Sunstone Hotel Investors, Inc.(a)	535,330	5,529,959
Tanger Factory Outlet Centers	89,500	4,581,505

		40,085,764

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.0%
CB Richard Ellis Group, Inc.–Class A(a)	236,200	4,837,376
Forest City Enterprises, Inc.(a)	215,300	3,593,357
Jones Lang LaSalle, Inc.	34,100	2,861,672

		11,292,405

THRIFTS & MORTGAGE FINANCE–2.4%
First Niagara Financial Group, Inc.	368,100	5,146,038
People’s United Financial, Inc.	244,700	3,428,247

Company	Shares	U.S. $ Value

Washington Federal, Inc.	293,900	$4,972,788

		13,547,073

		147,732,957

CONSUMER DISCRETIONARY–16.7%
AUTO COMPONENTS–4.2%
Cooper Tire & Rubber Co.	203,500	4,798,530
Dana Holding Corp.(a)	427,600	7,358,996
Federal-Mogul Corp.(a)	281,500	5,812,975
TRW Automotive Holdings Corp.(a)	98,000	5,164,600

		23,135,101

HOTELS, RESTAURANTS & LEISURE–1.8%
Royal Caribbean Cruises Ltd.(a)	115,700	5,437,900
Wyndham Worldwide Corp.	154,300	4,622,828

		10,060,728

HOUSEHOLD DURABLES–2.1%
American Greetings Corp.	296,900	6,579,304
NVR, Inc.(a)	7,210	4,982,254

		11,561,558

LEISURE EQUIPMENT & PRODUCTS–0.4%
Callaway Golf Co.	260,872	2,105,237

MEDIA–2.7%
Gannett Co., Inc.	325,800	4,916,322
Interpublic Group of Cos., Inc. (The)(a)	549,200	5,832,504
Meredith Corp.	128,200	4,442,130

		15,190,956

SPECIALTY RETAIL–4.6%
AnnTaylor Stores Corp.(a)	255,300	6,992,667
Foot Locker, Inc.	360,550	7,073,991
Office Depot, Inc.(a)	908,300	4,904,820
Signet Jewelers Ltd.(a)	150,700	6,540,380

		25,511,858

TEXTILES, APPAREL & LUXURY GOODS–0.9%
Jones Group, Inc. (The)	306,950	4,770,003

		92,335,441

INDUSTRIALS–12.5%
AIRLINES–0.6%
Alaska Air Group, Inc.(a)	57,400	3,254,006

BUILDING PRODUCTS–0.6%
Masco Corp.	253,100	3,204,246

COMMERCIAL SERVICES & SUPPLIES–0.9%
Avery Dennison Corp.	114,300	4,839,462

ELECTRICAL EQUIPMENT–3.1%
EnerSys(a)	113,700	3,652,044
General Cable Corp.(a)	194,300	6,817,987

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Thomas & Betts Corp.(a)	138,250	$6,677,475

		17,147,506

MACHINERY–4.1%
Briggs & Stratton Corp.	254,500	5,011,105
Mueller Industries, Inc.	200,800	6,566,160
Terex Corp.(a)	190,700	5,919,328
Trinity Industries, Inc.	206,400	5,492,304

		22,988,897

PROFESSIONAL SERVICES–0.6%
Kelly Services, Inc.–Class A(a)	182,200	3,425,360

ROAD & RAIL–1.5%
Con-way, Inc.	98,950	3,618,601
Hertz Global Holdings, Inc.(a)	332,700	4,820,823

		8,439,424

TRADING COMPANIES & DISTRIBUTORS–1.1%
WESCO International, Inc.(a)	111,500	5,887,200

		69,186,101

UTILITIES–9.1%
ELECTRIC UTILITIES–4.5%
NV Energy, Inc.	452,400	6,356,220
Pepco Holdings, Inc.	330,700	6,035,275
Portland General Electric Co.	279,200	6,058,640
Unisource Energy Corp.	172,900	6,196,736

		24,646,871

GAS UTILITIES–2.3%
Atmos Energy Corp.	202,100	6,305,520
UGI Corp.	202,400	6,391,792

		12,697,312

MULTI-UTILITIES–2.3%
CMS Energy Corp.	341,800	6,357,480
NiSource, Inc.	366,600	6,459,492

		12,816,972

		50,161,155

ENERGY–7.9%
ENERGY EQUIPMENT & SERVICES–3.3%
Helix Energy Solutions Group, Inc.(a)	342,000	4,151,880
Helmerich & Payne, Inc.	103,300	5,007,984
Oil States International, Inc.(a)	63,700	4,082,533
Rowan Cos., Inc.(a)	140,500	4,904,855

		18,147,252

OIL, GAS & CONSUMABLE FUELS–4.6%
Forest Oil Corp.(a)	180,700	6,861,179
Southern Union Co.	260,700	6,275,049
Swift Energy Co.(a)	165,600	6,483,240
Teekay Corp.	183,600	6,073,488

		25,692,956

		43,840,208

Company	Shares	U.S. $ Value

MATERIALS–7.2%
CHEMICALS–4.5%
Arch Chemicals, Inc.	151,800	$5,757,774
Cytec Industries, Inc.	89,500	4,748,870
Huntsman Corp.	326,950	5,103,689
PolyOne Corp.(a)	334,400	4,176,656
Rockwood Holdings, Inc.(a)	133,200	5,210,784

		24,997,773

METALS & MINING–2.7%
Commercial Metals Co.	290,000	4,811,100
Reliance Steel & Aluminum Co.	122,225	6,245,698
Steel Dynamics, Inc.	195,300	3,573,990

		14,630,788

		39,628,561

INFORMATION TECHNOLOGY–7.0%
COMPUTERS & PERIPHERALS–0.6%
NCR Corp.(a)	226,000	3,473,620

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.6%
Anixter International, Inc.	79,200	4,730,616
Arrow Electronics, Inc.(a)	125,600	4,301,800
AU Optronics Corp. (Sponsored ADR)(a)	314,942	3,281,696
Avnet, Inc.(a)	119,800	3,956,994
Flextronics International Ltd.(a)	660,700	5,186,495
Insight Enterprises, Inc.(a)	299,900	3,946,684

		25,404,285

IT SERVICES–1.8%
Amdocs Ltd.(a)	121,900	3,348,593
Convergys Corp.(a)	475,200	6,258,384

		9,606,977

		38,484,882

HEALTH CARE–6.6%
HEALTH CARE EQUIPMENT & SUPPLIES–1.6%
Kinetic Concepts, Inc.(a)	139,300	5,833,884
Teleflex, Inc.	58,954	3,172,315

		9,006,199

HEALTH CARE PROVIDERS & SERVICES–3.8%
AMERIGROUP Corp.(a)	112,000	4,919,040
Health Net, Inc.(a)	248,900	6,792,481
LifePoint Hospitals, Inc.(a)	160,745	5,907,379
Molina Healthcare, Inc.(a)	124,125	3,456,881

		21,075,781

PHARMACEUTICALS–1.2%
Par Pharmaceutical Cos., Inc.(a)	165,200	6,361,852

		36,443,832

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–4.5%
BEVERAGES–1.3%
Constellation Brands, Inc.–Class A(a)	322,325	$7,139,499

FOOD & STAPLES RETAILING–0.5%
SUPERVALU, Inc.	278,800	2,684,844

FOOD PRODUCTS–2.7%
Bunge Ltd.	70,300	4,606,056
Dole Food Co., Inc.(a)	41,700	563,367
Smithfield Foods, Inc.(a)	303,500	6,261,205
Tyson Foods, Inc.–Class A	204,700	3,524,934

		14,955,562

		24,779,905

Total Common Stocks (cost $444,848,832)		542,593,042

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.5%
TIME DEPOSIT–1.5%
State Street Time Deposit 0.01%, 1/03/11 (cost $8,328,000)	$8,328	$8,328,000

TOTAL INVESTMENTS–99.7% (cost $453,176,832)		550,921,042
Other assets less liabilities–0.3%		1,582,888

NET ASSETS–100.0%		$552,503,930

8

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $453,176,832)	$550,921,042
Cash	477
Receivable for capital stock sold	1,502,594
Receivable for investment securities sold	637,988
Dividends and interest receivable	511,502

Total assets	553,573,603

LIABILITIES
Advisory fee payable	343,221
Payable for capital stock redeemed	296,942
Payable for investment securities purchased	172,609
Printing fee payable	100,886
Distribution fee payable	78,445
Administrative fee payable	18,772
Transfer Agent fee payable	116
Accrued expenses	58,682

Total liabilities	1,069,673

NET ASSETS	$552,503,930

COMPOSITION OF NET ASSETS
Capital stock, at par	$32,706
Additional paid-in capital	486,517,862
Undistributed net investment income	1,843,896
Accumulated net realized loss on investment transactions	(33,634,744)
Net unrealized appreciation on investments	97,744,210

$552,503,930

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$174,067,933	10,269,162	$16.95
B	$378,435,997	22,436,692	$16.87

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $55,250)	$6,629,558
Interest	1,255

6,630,813

EXPENSES
Advisory fee (see Note B)	3,552,405
Distribution fee—Class B	802,011
Transfer agency—Class A	1,483
Transfer agency—Class B	3,036
Printing	162,348
Custodian	111,464
Administrative	69,371
Legal	42,761
Audit	32,767
Directors’ fees	3,558
Miscellaneous	9,976

Total expenses	4,791,180

Net investment income	1,839,633

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	35,733,642
Net change in unrealized appreciation/depreciation of investments	70,526,935

Net gain on investment transactions	106,260,577

NET INCREASE IN NET ASSETS FROM OPERATIONS	$108,100,210

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010		Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,839,633		$1,681,790
Net realized gain (loss) on investment transactions	35,733,642		(40,940,353)
Net change in unrealized appreciation/depreciation of investments	70,526,935		158,134,663

Net increase in net assets from operations	108,100,210		118,876,100
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(697,881)		(1,145,821)
Class B	(881,228)		(1,833,370)
Net realized gain on investment transactions
Class A	–0	–	(4,471,498)
Class B	–0	–	(9,670,520)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	47,057,185		(5,783,835)

Total increase	153,578,286		95,971,056
NET ASSETS
Beginning of period	398,925,644		302,954,588

End of period (including undistributed net investment income of $1,843,896 and $1,583,372, respectively)	$552,503,930		$398,925,644

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks	$542,593,042		$–0	–	$–0	–	$542,593,042
Short-Term Investments	–0	–	8,328,000		–0	–	8,328,000

Total Investments in Securities	542,593,042		8,328,000		–0	–	550,921,042
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$542,593,042		$8,328,000		$–0	–	$550,921,042

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2011 and may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2010, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $69,371.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $668,406, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

14

AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$290,389,431		$246,959,563
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$455,463,893

Gross unrealized appreciation	$111,469,787
Gross unrealized depreciation	(16,012,638)

Net unrealized appreciation	$95,457,149

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	2,995,169	2,288,686	$45,129,753	$24,816,225
Shares issued in reinvestment of dividends and distributions	44,622	528,938	697,881	5,617,319
Shares redeemed	(2,785,219)	(2,882,308)	(40,334,023)	(29,363,402)

Net increase (decrease)	254,572	(64,684)	$5,493,611	$1,070,142

Class B
Shares sold	7,472,466	4,320,379	$110,787,329	$46,039,668
Shares issued in reinvestment of dividends and distributions	56,525	1,086,297	881,228	11,503,890
Shares redeemed	(4,905,646)	(6,161,732)	(70,104,983)	(64,397,535)

Net increase (decrease)	2,623,345	(755,056)	$41,563,574	$(6,853,977)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

16

AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$1,579,109		$3,067,524
Long-term capital gains	–0	–	14,053,685

Total taxable distributions	1,579,109		17,121,209

Total distributions paid	$1,579,109		$17,121,209

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,843,897
Accumulated capital and other losses	(31,347,683	)(a)
Unrealized appreciation/(depreciation)	95,457,149	(b)

Total accumulated earnings/(deficit)	$65,953,363

(a)	On December 31, 2010, the Portfolio had a capital loss carryforward for federal income tax purposes of $31,347,683 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, there were no permanent differences that would result in adjustments to undistributed net investment income, accumulated net realized loss on investment transactions, or additional paid-in capital.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$13.41		$9.92	$17.11	$18.08	$17.06

Income From Investment Operations
Net investment income (a)	.08		.08	.13	.11	.20
Net realized and unrealized gain (loss) on investment transactions	3.52		4.01	(5.63)	.36	2.14

Net increase (decrease) in net asset value from operations	3.60		4.09	(5.50)	.47	2.34

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.12)	(.11)	(.17)	(.08)
Distributions from net realized gain on investment transactions	–0	–	(.48)	(1.58)	(1.27)	(1.24)

Total dividends and distributions	(.06)		(.60)	(1.69)	(1.44)	(1.32)

Net asset value, end of period	$16.95		$13.41	$9.92	$17.11	$18.08

Total Return
Total investment return based on net asset value (b)	26.91%		42.86%	(35.58)%	1.71%	14.42%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$174,068		$134,291	$99,957	$146,350	$159,804
Ratio to average net assets of:
Expenses	.84	%(c)	.87%	.86%	.83%	.86	%(c)
Net investment income	.56	%(c)	.70%	.95%	.59%	1.15	%(c)
Portfolio turnover rate	54%		58%	49%	32%	46%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$13.36		$9.87	$17.03	$18.00	$16.99

Income From Investment Operations
Net investment income (a)	.05		.05	.10	.07	.16
Net realized and unrealized gain (loss) on investment transactions	3.50		4.01	(5.61)	.37	2.13

Net increase (decrease) in net asset value from operations	3.55		4.06	(5.51)	.44	2.29

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.09)	(.07)	(.14)	(.04)
Distributions from net realized gain on investment transactions	–0	–	(.48)	(1.58)	(1.27)	(1.24)

Total dividends and distributions	(.04)		(.57)	(1.65)	(1.41)	(1.28)

Net asset value, end of period	$16.87		$13.36	$9.87	$17.03	$18.00

Total Return
Total investment return based on net asset value (b)	26.59%		42.66%	(35.75)%	1.53%	14.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$378,436		$264,635	$202,997	$294,664	$251,412
Ratio to average net assets of:
Expenses	1.09	%(c)	1.12%	1.11%	1.08%	1.11	%(c)
Net investment income	.31	%(c)	.42%	.72%	.35%	.91	%(c)
Portfolio turnover rate	54%		58%	49%	32%	46%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small/Mid Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

SMALL/MID-CAP VALUE PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Product Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	20,193,348	1,402,764	1,226,699

22

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President James W. MacGregor(2), Vice President Andrew J. Weiner(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor, and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ++ Chairman of the Board 78 (1990)

Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		96	None

Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

27

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

James W. MacGregor 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Andrew J. Weiner 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com for a free prospectus or SAI.

28

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$476.4	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $82,401 (0.03% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

29

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class B 1.20%	0.87%	December 31
	Class A 1.45%	1.12%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. ______ 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

30

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small/Mid Cap Value Portfolio	$476.4	Small & Mid Cap Value Schedule	0.592	0.750
		95 bp on 1st $25m
		75 bp on next $25m
		65 bp on next $50m
		55 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Small/Mid Cap Value Fund6. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Small Mid/Cap Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small/Mid Cap Value Portfolio	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.476	0.750

	Client #2	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.592	0.750

	Client #3	0.613% on 1st $150 million 0.495% on the balance	0.532	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

31

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Portfolio[11]	0.750	0.815	3/14

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.12 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.13

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009,

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

11	The Portfolio’s EG includes the Portfolio, twelve other VIP Small-Cap Value funds (“SCVE”) and one VIP Small-Cap Core funds (“SCCE”).

12	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

32

AllianceBernstein Variable Products Series Fund

when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio[16]	0.868	0.903	6/14	0.884	8/17

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $546,617 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payment in the amount of $299,714 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

15	Most recently completed fiscal year end Class A total expense ratio.

16	The Portfolio’s EU includes the Portfolio, EG and all other VIP SCVE and SCCE funds, excluding outliers.

33

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.17

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2009.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

34

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2010.24

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	57.31	44.10	44.17	1/14	2/24
3 year	–3.75	–6.69	–7.13	2/14	3/20
5 year	2.85	2.13	2.10	4/10	5/15

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	57.31	–3.75	2.85	8.07	21.97	0.11	5
Russell 2500 Value Index	40.69	–8.48	0.95	6.23	20.29	0.01	5
Russell 2500 Index	42.74	–6.76	1.58	4.65	N/A	N/A	5
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

22	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

35

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

December 31, 2010

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2011

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2010.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolio may invest in securities of non-US issuers and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad US equity market, as represented by the Standard and Poor’s (S&P) 500 Stock Index, for the one- and five-year periods ended December 31, 2010, and since the Portfolio’s Class A shares’ inception on July 22, 2002, and the Portfolio’s Class B shares’ inception on May 1, 2001.

The Portfolio’s Class A shares underperformed both the Russell 1000 Value Index and the S&P 500 Stock Index for the annual reporting period ended December 31, 2010. Negative stock selection drove the underperformance during the reporting period.

Security selection was negative in the financial, technology and energy sectors. Offshore drilling operator Transocean, Bank of America and biopharmaceutical firm Gilead Sciences led the detractors. Cable operator Time Warner Cable, diversified miner Freeport-McMoRan and automaker Ford were the top contributors.

The Portfolio did not utilize leverage or derivatives during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

Overall, equity markets, as measured by the S&P 500 Index, posted positive returns during the annual reporting period ended December 31, 2010, although markets were volatile. Markets fell during the second quarter of 2010, as investors’ fears mounted over escalating fiscal troubles in Europe and a potential slowdown in the world’s economic recovery. Markets received some relief in July, moving sharply higher following positive earnings, in-line results from the European bank stress tests, and BP capping its oil well in the Gulf of Mexico. However, disappointing macroeconomic data led to equity markets underperforming again in August. Markets regained strength in September and October on optimistic economic data.

The Portfolio’s North American Investment Policy Group is emphasizing companies in the Portfolio with strong free cash flow generation that are selling at attractive valuations. These opportunities are available across a wide range of sectors.

1

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000® Value Index nor the unmanaged Standard & Poor’s (S&P®) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Index represents the performance of 1000 large-cap companies within the US. The S&P 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2010	1 Year	5 Years**	Since Inception*
AllianceBernstein Value Portfolio Class A†	11.81%	-1.36%	5.50%
AllianceBernstein Value Portfolio Class B†	11.42%	-1.60%	2.27%
Russell 1000 Value Index	15.51%	1.28%	7.69%
S&P 500 Stock Index	15.06%	2.29%	7.31%

*    Since inception of the Portfolio’s Class A shares on 7/22/02 and Class B shares on 5/1/01. Since-inception returns for the Russell 1000 Value Index and the S&P 500 Stock Index are as of the Portfolio’s Class A share inception date and are annualized.

** Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2010 by 0.01%. For additional information regarding the impact of class action settlement proceeds on Portfolio performance, please see the Financial Highlights section of this report on pages 18 and 19.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.70% and 0.95% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

7/22/02* – 12/31/10

* Since inception of the Portfolio’s Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 7/22/02* to 12/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,205.88	$4.06	0.73%
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.72	0.73%

Class B
Actual	$1,000	$1,203.71	$5.44	0.98%
Hypothetical (5% return before expenses)	$1,000	$1,020.27	$4.99	0.98%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
JPMorgan Chase & Co.	$7,767,102	3.6%
Wells Fargo & Co.	7,552,263	3.5
Pfizer, Inc.	7,121,317	3.3
Johnson & Johnson	6,958,125	3.3
AT&T, Inc.	6,243,250	2.9
Devon Energy Corp.	3,956,904	1.9
General Electric Co.	3,937,837	1.8
Northrop Grumman Corp.	3,860,888	1.8
Procter & Gamble Co. (The)	3,769,738	1.8
Comcast Corp. – Class A	3,357,016	1.6

	$54,524,440	25.5%

SECTOR DIVERSIFICATION**

December 31, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	$39,536,574	18.5%
Financials	36,854,230	17.2
Health Care	24,091,425	11.2
Energy	23,776,378	11.1
Consumer Staples	20,372,730	9.5
Industrials	19,365,483	9.0
Information Technology	13,516,718	6.3
Telecommunication Services	12,561,966	5.9
Utilities	11,345,191	5.3
Materials	10,911,053	5.1
Short-Term Investments	1,941,000	0.9

Total Investments	$214,272,748	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.1%

CONSUMER DISCRETIONARY–18.5%
AUTO COMPONENTS–1.4%
Lear Corp.(a)	16,300	$1,608,973
TRW Automotive Holdings Corp.(a)	25,700	1,354,390

		2,963,363

AUTOMOBILES–1.0%
Ford Motor Co.(a)	95,200	1,598,408
General Motors Co.(a)	17,200	633,992

		2,232,400

HOTELS, RESTAURANTS & LEISURE–0.5%
Royal Caribbean Cruises Ltd.(a)	23,200	1,090,400

HOUSEHOLD DURABLES–2.0%
Fortune Brands, Inc.	17,100	1,030,275
Garmin Ltd.	49,600	1,537,104
NVR, Inc.(a)	2,400	1,658,448

		4,225,827

MEDIA–7.8%
Cablevision Systems Corp.	23,500	795,240
Comcast Corp.–Class A	152,800	3,357,016
DIRECTV(a)	48,500	1,936,605
Gannett Co., Inc.	85,200	1,285,668
News Corp.–Class A	170,900	2,488,304
Time Warner Cable, Inc.–Class A	46,800	3,090,204
Time Warner, Inc.	63,100	2,029,927
Viacom, Inc.–Class B	42,800	1,695,308

		16,678,272

MULTILINE RETAIL–1.5%
Kohl’s Corp.(a)	32,800	1,782,352
Macy’s, Inc.	54,100	1,368,730

		3,151,082

SPECIALTY RETAIL–4.3%
Foot Locker, Inc.	72,900	1,430,298
Gap, Inc. (The)	99,900	2,211,786
Lowe’s Cos., Inc.	74,600	1,870,968
Office Depot, Inc.(a)	180,800	976,320
Ross Stores, Inc.	27,200	1,720,400
TJX Cos., Inc.	22,200	985,458

		9,195,230

		39,536,574

FINANCIALS–17.2%
CAPITAL MARKETS–2.2%
Goldman Sachs Group, Inc. (The)	13,100	2,202,896
Morgan Stanley	94,700	2,576,787

		4,779,683

COMMERCIAL BANKS–5.9%
BB&T Corp.	67,100	1,764,059
Comerica, Inc.	29,500	1,246,080

Company	Shares	U.S. $ Value

Fifth Third Bancorp	137,000	$2,011,160
Wells Fargo & Co.	243,700	7,552,263

		12,573,562

CONSUMER FINANCE–0.8%
Capital One Financial Corp.	41,900	1,783,264

DIVERSIFIED FINANCIAL SERVICES–4.9%
Bank of America Corp.	72,700	969,818
Citigroup, Inc.(a)	365,900	1,730,707
JPMorgan Chase & Co.	183,100	7,767,102

		10,467,627

INSURANCE–3.4%
ACE Ltd.	16,400	1,020,900
Allstate Corp. (The)	17,800	567,464
Berkshire Hathaway, Inc.(a)	17,400	1,393,914
Chubb Corp.	15,500	924,420
Travelers Cos., Inc. (The)	49,400	2,752,074
XL Group PLC	27,100	591,322

		7,250,094

		36,854,230

HEALTH CARE–11.2%
BIOTECHNOLOGY–1.8%
Amgen, Inc.(a)	33,600	1,844,640
Gilead Sciences, Inc.(a)	57,900	2,098,296

		3,942,936

HEALTH CARE PROVIDERS & SERVICES–1.0%
Health Net, Inc.(a)	28,800	785,952
UnitedHealth Group, Inc.	38,900	1,404,679

		2,190,631

PHARMACEUTICALS–8.4%
AstraZeneca PLC (Sponsored ADR)	70,000	3,233,300
Johnson & Johnson	112,500	6,958,125
Merck & Co., Inc.	17,900	645,116
Pfizer, Inc.	406,700	7,121,317

		17,957,858

		24,091,425

ENERGY–11.1%
ENERGY EQUIPMENT & SERVICES–1.1%
Ensco PLC (Sponsored ADR)	43,400	2,316,692

OIL, GAS & CONSUMABLE FUELS–10.0%
Chevron Corp.	26,800	2,445,500
ConocoPhillips	46,500	3,166,650
Devon Energy Corp.	50,400	3,956,904
Forest Oil Corp.(a)	50,600	1,921,282
Hess Corp.	30,900	2,365,086
Marathon Oil Corp.	78,700	2,914,261
Newfield Exploration Co.(a)	31,900	2,300,309
Nexen, Inc. (New York)	69,700	1,596,130
Occidental Petroleum Corp.	5,200	510,120

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Total SA (Sponsored ADR)	5,300	$283,444

		21,459,686

		23,776,378

CONSUMER STAPLES–9.5%
BEVERAGES–0.7%
Constellation Brands, Inc.–Class A(a)	71,500	1,583,725

FOOD & STAPLES RETAILING–1.3%
Kroger Co. (The)	43,400	970,424
Safeway, Inc.	80,400	1,808,196

		2,778,620

FOOD PRODUCTS–3.8%
Archer-Daniels-Midland Co.	34,600	1,040,768
Bunge Ltd.	33,300	2,181,816
ConAgra Foods, Inc.	34,400	776,752
Sara Lee Corp.	115,000	2,013,650
Smithfield Foods, Inc.(a)	104,500	2,155,835

		8,168,821

HOUSEHOLD PRODUCTS–2.6%
Kimberly-Clark Corp.	28,700	1,809,248
Procter & Gamble Co. (The)	58,600	3,769,738

		5,578,986

TOBACCO–1.1%
Altria Group, Inc.	91,900	2,262,578

		20,372,730

INDUSTRIALS–9.0%
AEROSPACE & DEFENSE–2.3%
Northrop Grumman Corp.	59,600	3,860,888
Raytheon Co.	24,300	1,126,062

		4,986,950

AIRLINES–1.0%
Delta Air Lines, Inc.(a)	164,800	2,076,480

INDUSTRIAL CONGLOMERATES–1.8%
General Electric Co.	215,300	3,937,837

MACHINERY–3.9%
Eaton Corp.	20,100	2,040,351
Ingersoll-Rand PLC	56,100	2,641,749
Parker Hannifin Corp.	28,700	2,476,810
SPX Corp.	3,400	243,066
Terex Corp.(a)	31,000	962,240

		8,364,216

		19,365,483

INFORMATION TECHNOLOGY–6.3%
COMMUNICATIONS EQUIPMENT–0.3%
Motorola, Inc.(a)	78,200	709,274

Company	Shares	U.S. $ Value

COMPUTERS & PERIPHERALS–2.5%
Dell, Inc.(a)	236,900	$3,209,995
Hewlett-Packard Co.	48,900	2,058,690

		5,268,685

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.8%
Corning, Inc.	97,100	1,875,972
Tyco Electronics Ltd.	55,800	1,975,320

		3,851,292

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.6%
Intel Corp.	61,300	1,289,139

SOFTWARE–1.1%
Microsoft Corp.	85,900	2,398,328

		13,516,718

TELECOMMUNICATION SERVICES–5.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.9%
AT&T, Inc.	212,500	6,243,250
CenturyLink, Inc.	42,100	1,943,757
Verizon Communications, Inc.	65,200	2,332,856

		10,519,863

WIRELESS TELECOMMUNICATION SERVICES–1.0%
Sprint Nextel Corp.(a)	12,900	54,567
Vodafone Group PLC (Sponsored ADR)	75,200	1,987,536

		2,042,103

		12,561,966

UTILITIES–5.3%
ELECTRIC UTILITIES–1.6%
American Electric Power Co., Inc.	18,900	680,022
Edison International	41,300	1,594,180
NV Energy, Inc.	83,400	1,171,770

		3,445,972

GAS UTILITIES–1.1%
Atmos Energy Corp.	38,400	1,198,080
UGI Corp.	35,500	1,121,090

		2,319,170

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.8%
Constellation Energy Group, Inc.	54,500	1,669,335

MULTI-UTILITIES–1.8%
Ameren Corp.	23,000	648,370

7

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CenterPoint Energy, Inc.	54,700	$859,884
CMS Energy Corp.	63,800	1,186,680
NiSource, Inc.	69,000	1,215,780

		3,910,714

		11,345,191

MATERIALS–5.1%
CHEMICALS–2.9%
Agrium, Inc. (New York)	18,700	1,715,725
CF Industries Holdings, Inc.	10,800	1,459,620
Dow Chemical Co. (The)	71,400	2,437,596
LyondellBasell Industries NV(a)	17,700	608,880

		6,221,821

METALS & MINING–2.2%
Alcoa, Inc.	140,300	2,159,217
Cliffs Natural Resources, Inc.	23,500	1,833,235
Commercial Metals Co.	42,000	696,780

		4,689,232

		10,911,053

Total Common Stocks (cost $183,813,116)		212,331,748

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
State Street Time Deposit 0.01%, 1/03/11 (cost $1,941,000)	$1,941	$1,941,000

TOTAL INVESTMENTS–100.0% (cost $185,754,116)		214,272,748
Other assets less liabilities–(0.0%)		(44,016)

Net Assets–100.0%		$214,228,732

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2010	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $185,754,116)	$214,272,748
Cash	901
Receivable for investment securities sold	1,536,494
Dividends and interest receivable	226,103
Receivable for capital stock sold	142

Total assets	216,036,388

LIABILITIES
Payable for investment securities purchased	1,438,014
Payable for capital stock redeemed	111,751
Advisory fee payable	98,616
Distribution fee payable	44,469
Administrative fee payable	18,338
Transfer Agent fee payable	116
Accrued expenses	96,352

Total liabilities	1,807,656

NET ASSETS	$214,228,732

COMPOSITION OF NET ASSETS
Capital stock, at par	$21,969
Additional paid-in capital	278,755,807
Undistributed net investment income	2,237,193
Accumulated net realized loss on investment and foreign currency transactions	(95,304,919)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	28,518,682

$214,228,732

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,706,863	173,475	$9.84
B	$212,521,869	21,795,885	$9.75

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2010	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $16,193)	$4,283,696
Interest	368

4,284,064

EXPENSES
Advisory fee (see Note B)	1,135,415
Distribution fee—Class B	512,092
Transfer agency—Class A	24
Transfer agency—Class B	3,135
Printing	90,780
Custodian	83,083
Administrative	71,710
Legal	38,987
Audit	33,020
Directors’ fees	3,415
Miscellaneous	3,319

Total expenses	1,974,980

Net investment income	2,309,084

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	1,628,477
Foreign currency transactions	138
Net change in unrealized appreciation/depreciation of:
Investments	19,775,492
Foreign currency denominated assets and liabilities	5

Net gain on investment and foreign currency transactions	21,404,112

NET INCREASE IN NET ASSETS FROM OPERATIONS	$23,713,196

See notes to financial statements.

10

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,309,084	$3,632,795
Net realized gain (loss) on investment and foreign currency transactions	1,628,615	(66,021,212)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	19,775,497	101,244,336

Net increase in net assets from operations	23,713,196	38,855,919
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(31,891)	(49,401)
Class B	(3,592,985)	(6,182,378)
CAPITAL STOCK TRANSACTIONS
Net decrease	(21,280,738)	(15,773,366)

Total increase (decrease)	(1,192,418)	16,850,774
NET ASSETS
Beginning of period	215,421,150	198,570,376

End of period (including undistributed net investment income of $2,237,193 and $3,561,975, respectively)	$214,228,732	$215,421,150

See notes to financial statements.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2010	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks	$212,331,748		$–0	–	$–0	–	$212,331,748
Short-Term Investments	–0	–	1,941,000		–0	–	1,941,000

Total Investments in Securities	212,331,748		1,941,000		–0	–	214,272,748
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$212,331,748		$1,941,000		$–0	–	$214,272,748

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps will expire on May 1, 2011 and then may be extended by the Adviser for additional one year terms. For the year ended December 31, 2010, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2010, such fee amounted to $71,710.

Brokerage commissions paid on investment transactions for the year ended December 31, 2010 amounted to $292,823, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

14

AllianceBernstein Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$145,855,939		$164,287,210
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$186,106,979

Gross unrealized appreciation	$34,160,068
Gross unrealized depreciation	(5,994,299)

Net unrealized appreciation	$28,165,769

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Class A
Shares sold	36,873	28,509	$329,740	$213,867
Shares issued in reinvestment of dividends	3,375	6,552	31,891	49,401
Shares redeemed	(44,449)	(51,699)	(394,896)	(399,358)

Net decrease	(4,201)	(16,638)	$(33,265)	$(136,090)

Class B
Shares sold	1,427,671	2,330,509	$11,929,808	$16,830,821
Shares issued in reinvestment of dividends	383,047	826,521	3,592,985	6,182,378
Shares redeemed	(4,052,496)	(5,072,303)	(36,770,266)	(38,650,475)

Net decrease	(2,241,778)	(1,915,273)	$(21,247,473)	$(15,637,276)

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$3,624,876	$6,231,779

Total distributions paid	$3,624,876	$6,231,779

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,220,260
Accumulated capital and other losses	(94,935,123	)(a)
Unrealized appreciation/(depreciation)	28,165,819	(b)

Total accumulated earnings/(deficit)	$(64,549,044)

(a)	On December 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $94,935,123 of which $13,938,472 expires in the year 2016 and $80,996,651 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized $510,492 of capital loss carryforwards.

16

AllianceBernstein Variable Products Series Fund

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency and return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$8.97		$7.67		$13.92	$15.08	$12.94

Income From Investment Operations
Net investment income (a)	.12		.16		.27	.32	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.93		1.41		(5.62)	(.85)	2.42

Net increase (decrease) in net asset value from operations	1.05		1.57		(5.35)	(.53)	2.68

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.27)		(.28)	(.21)	(.16)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.62)	(.42)	(.38)

Total dividends and distributions	(.18)		(.27)		(.90)	(.63)	(.54)

Net asset value, end of period	$9.84		$8.97		$7.67	$13.92	$15.08

Total Return
Total investment return based on net asset value (b)	11.81	%*	21.12	%*	(40.83)%*	(3.95)%	21.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,707		$1,594		$1,490	$3,305,460	$1,043,677
Ratio to average net assets of:
Expenses	.71	%(c)	.70%		.67%	.65%	.69	%(c)
Net investment income	1.37	%(c)	2.09%		2.46%	2.17%	1.89	%(c)
Portfolio turnover rate	73%		64%		33%	20%	17%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$8.90		$7.59		$13.79	$14.95	$12.84

Income From Investment Operations
Net investment income (a)	.10		.14		.24	.27	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.91		1.41		(5.58)	(.83)	2.40

Net increase (decrease) in net asset value from operations	1.01		1.55		(5.34)	(.56)	2.62

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.24)		(.24)	(.18)	(.13)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.62)	(.42)	(.38)

Total dividends and distributions	(.16)		(.24)		(.86)	(.60)	(.51)

Net asset value, end of period	$9.75		$8.90		$7.59	$13.79	$14.95

Total Return
Total investment return based on net asset value (b)	11.42	%*	21.04	%*	(41.01)%*	(4.16)%	21.03%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$212,522		$213,827		$197,080	$329,217	$308,635
Ratio to average net assets of:
Expenses	.96	%(c)	.95%		.92%	.90%	.94	%(c)
Net investment income	1.12	%(c)	1.84%		2.24%	1.82%	1.64	%(c)
Portfolio turnover rate	73%		64%		33%	20%	17%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.01%, 0.02% and 0.02%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2011

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

VALUE PORTFOLIO (THE “PORTFOLIO”)
RESULTS OF STOCKHOLDERS MEETING
(unaudited)	AllianceBernstein Variable Products Series Fund

The Annual Meeting of Stockholders of the AllianceBernstein Variable Product Series Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, and the second item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	346,020,164	17,258,610
Michael J. Downey	346,319,151	16,959,624
William H. Foulk, Jr.	345,436,622	17,842,153
D. James Guzy	345,698,025	17,580,749
Nancy P. Jacklin	346,162,481	17,116,293
Robert M. Keith	346,164,557	17,114,218
Garry L. Moody	346,445,204	16,833,570
Marshall C. Turner	346,062,001	17,216,773
Earl D. Weiner	345,724,081	17,554,694

	Voted For	Voted Against	Abstained
2. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	20,032,178	1,160,602	1,680,711

22

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Joseph G. Paul(2), Vice President

Christopher W. Marx(2), Vice President

John D. Phillips(2), Vice President

David Yuen(2), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the North American Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx, John D. Phillips and Mr. David Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ++ Chairman of the Board 78 (1990)

Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		97	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		96	None

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Christopher W. Marx 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

John D. Phillips 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Joseph G. Paul 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

David Yuen 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

27

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$221.9	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $77,878 (0.04% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Portfolio and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Portfolios, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

28

AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20% Class B 1.45%	0.70% 0.95%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

29

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Value Portfolio	$221.9	Diversified Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance	0.380	0.550
		Minimum account size $25m

The Adviser also manages AllianceBernstein Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Value Fund6. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Value Portfolio	Value Fund	0.55% on first $2.5 billion	0.550	0.550
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
Value Portfolio	Client #1	0.25% on 1st $500 million 0.20% on the balance	0.250		0.550
	Client #2[7],[8]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.381		0.550
	Client #3 [8]	0.23% on 1st $300 million 0.20% on the balance	0.230		0.550
	Client #4 [8]	0.23% on 1st $300 million 0.20% on the balance	0.230		0.550
	Client #5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[9]	0.150	[10]	0.550

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AllianceBernstein Mutual Portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Portfolio.

7	The client is an affiliate of the Adviser.

8	Assets are aggregated with other similar accounts managed by the client for purposes of calculating the investment advisory fee.

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

10	This calculation excludes the performance fee.

30

AllianceBernstein Variable Products Series Fund

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[14]	Lipper Exp. Group Median (%)	Rank
Value Portfolio	0.550	0.748	1/16

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

31

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.703	0.800	1/16	0.800	10/34

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $489,588 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $358,073 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.18

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2009.

32

AllianceBernstein Variable Products Series Fund

future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended January 31, 2010.25

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	32.62	33.16	31.18	7/16	27/51
3 year	–12.71	–9.24	–9.12	15/16	38/46
5 year	–2.63	–0.27	0.10	14/15	36/43

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a Portfolio from a PG/PU is somewhat different from that of an EG/EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

33

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)		5 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
							Volatility (%)	Sharpe (%)
Value Portfolio	32.62	–	12.71	–	2.63	4.24	18.03	–	0.22	5
Russell 1000 Value Index	31.44	–	10.20	–	0.46	6.18	17.15	–	0.11	5
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr and Gary L. Moody. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

3

		Audit Fees	Audit-Related Fees	Tax Fees

AB Balanced Wealth Strategy Portfolio	2009	31,457	7,200	9,841
	2010	45,500	—	8,620

AB Global Thematic Growth Portfolio	2009	31,457	—	9,841
	2010	27,500	—	7,942

AB Growth Portfolio	2009	31,457	—	9,841
	2010	26,000	—	7,357

AB Growth & Income Portfolio	2009	31,457	—	9,841
	2010	26,000	—	7,942

AB Intermediate Bond Portfolio	2009	34,985	10,000	9,671
	2010	40,000	—	8,356

AB International Growth Portfolio	2009	31,457	—	9,841
	2010	27,500	—	8,974

AB International Value Portfolio	2009	31,457	—	9,841
	2010	27,500	—	8,974

AB Large Cap Growth Portfolio	2009	31,457	—	9,841
	2010	26,000	—	7,357

AB Money Market Portfolio	2009	31,457	—	6,747
	2010	31,400	—	4,847

AB Real Estate Investment Portfolio	2009	31,457	—	9,841
	2010	27,500	—	8,974

AB Small Cap Growth Portfolio	2009	31,457	—	9,841
	2010	26,000	—	7,273

AB Small Cap Value Portfolio	2009	31,457	—	9,841
	2010	26,000	—	7,273

AB Value Portfolio	2009	31,457	—	9,841
	2010	26,000	—	7,273

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

4

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

5

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Balanced Wealth Strategy Portfolio	2009	$949,613	260,887
			(251,046)
			(9,841)

	2010	$646,760	136,335
			(127,715)
			(8,620)

AB Global Thematic Growth Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$646,082	135,657
			(127,715)
			(7,942)

AB Growth Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$645,497	135,072
			(127,715)
			(7,357)

AB Growth & Income Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$646,082	135,657
			(127,715)
			(7,942)

AB Intermediate Bond Portfolio	2009	$952,243	263,517
			(253,846)
			(9,671)

	2010	$646,496	136,071
			(127,715)
			(8,356)

AB International Growth Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$647,114	136,689
			(127,715)
			(8,974)

AB International Value Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$647,114	136,689
			(127,715)
			(8,974)

AB Large Cap Growth Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$645,497	135,072
			(127,715)
			(7,357)

AB Money Market Portfolio	2009	$939,319	250,593
			(243,846)
			(6,747)

	2010	$642,987	132,562
			(127,715)
			(4,847)

AB Real Estate Investment Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$647,114	136,689
			(127,715)
			(8,974)

AB Small Cap Growth Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$645,413	134,988
			(127,715)
			(7,273)

AB Small Cap Value Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$645,413	134,988
			(127,715)
			(7,273)

AB Value Portfolio	2009	$942,413	253,687
			(243,846)
			(9,841)

	2010	$645,413	134,988
			(127,715)
			(7,273)

6

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

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ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 11, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 11, 2011

9